UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSRS

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2007

                    DATE OF REPORTING PERIOD: APRIL 30, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

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                           SCHRODER MUTUAL FUNDS

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         APRIL 30, 2007 SEMI-ANNUAL REPORT



                        Schroder North American Equity Fund

                        Schroder International Diversified Value Fund

                        Schroder U.S. Opportunities Fund

                        Schroder U.S. Small and Mid Cap Opportunities Fund

                        Schroder International Alpha Fund

                        Schroder Emerging Market Equity Fund

                        Schroder Enhanced Income Fund

                        Schroder Strategic Bond Fund

                        Schroder Total Return Fixed Income Fund

                        Schroder Municipal Bond Fund

                        Schroder Short-Term Municipal Bond Fund




[LOGO] SCHRODERS

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SCHRODER MUTUAL FUNDS
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                                            May 18, 2007

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six months ended April 30, 2007. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by each portfolio manager explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your Fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The six months under review offered investors in most asset classes positive returns, despite volatility in international equity markets and the particularly sharp sell-off on February 27, 2007. Long-term fundamentals, however, remained relatively favorable to equities as global interest rate levels overall stayed fairly benign and valuations were not stretched. Investors, in turn, have maintained a tolerance for risk -- as seen by the brevity of the market correction at the beginning of this year, continued strong inflows to emerging markets and a sell-off in government bonds -- although their risk appetite appeared to grow a bit more tentative in the closing weeks of April, as witnessed by the rally in U.S. Treasuries.

Among  some of the key macro  trends in the  markets  over the past six  months:
Mergers and acquisitions activity stayed high while good global market performance also drove up equity prices through April. However, the impact of the U.S. housing market and the sub-prime lending market interest rates, the specter of potential inflation, ongoing turmoil in the Middle East and higher oil prices have all combined to raise concerns about the global economy's future growth.

Asia continues to be a bright spot, where China and Korea are powering economic growth. The Eurozone is now firmly entrenched in the current global expansion and is still being led primarily by a robust Germany, which has created over half a million new jobs over the last year. The French, too, are joining the action, reporting improved production statistics. The UK economy remains buoyant with retail sales positive and the housing market showing no sign of significant cooling. This has increased the likelihood of further interest rate rises this year by the Bank of England.

A recent report by the French Institute for Statistics and Economic Studies has suggested that, in contrast with the predicted U.S. slowdown, European companies will continue to grow and expand over the coming months. With growth booming, the European Central Bank (ECB) is sure to keep a close eye on inflation over the coming months. The last time we saw comparable economic growth in the region was in 2001 when inflation hit a peak of 2.5% -- and stayed there for over a year.

Evidence has also emerged of a significant degree of de-coupling from the U.S., with demand both from within Europe and also the fast-growing Asian economies helping offset the effects of a slowing U.S. economy. The appearance of this de-coupling pattern is a significant development over the past six months. While no one expects Europe to remain immune to an all-out U.S. recession, there are in fact some trends that help explain Europe's performance against a sluggish U.S. A study of changes in Eurozone export data over the last few years proves illuminating. In 2001 exports to 'emerging' Europe and all of Asia ex-Japan added together was just 1.6 times the volume of trade with the U.S. After 2003, however, exports to both Asia and Eastern Europe became more important than trade with the U.S. The most recent data shows that Eurozone exports to emerging Europe -- including Russia and Turkey -- and Asia are now 2.6 times higher than those to the U.S.

The consensus "soft landing" view of the U.S. economy was challenged recently as attention focused on the problems in the sub-prime mortgage market. Concerns mounted about rising homeowner defaults due to excessive leverage and poor underwriting standards. On February 7, two of the three largest originators of sub-prime mortgages, HSBC and NEW CENTURY FINANCE, announced significant losses while other lenders in this field declared bankruptcy, raising the fear that the problems in U.S. housing are far from over and that we could see wider effects on the economy. These concerns were compounded by Alan Greenspan's comment that there is a one in three chance of a recession in the U.S. this year.


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                                                                               1

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SCHRODER MUTUAL FUNDS
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We believe that the direct  effects of the problems in sub-prime  mortgages will be to depress housing and consumer spending, but not significantly. The greater worry is that we will see wider indirect effects if other parts of the economy become affected. One route through which this could happen is via a credit crunch where financial institutions tighten their lending standards, or even withdraw credit to borrowers in response to sub-prime losses.

While the Federal Reserve (the "Fed") has acknowledged that the economy is slowing, it has offered little hint that it is ready to lower interest rates anytime soon. While it has kept the benchmark interest rate at 5.25% -- the same level it has been since the Fed began its "pause" almost a year ago -- the Fed has also reiterated its basic stance of the last year, saying that inflation remains a bigger worry at the moment than slowing economic growth.

We expect market volatility to rise over the course of the year, and that higher quality securities will continue to find favor with investors. We do not see the current conditions as the start of a more significant downturn in growth. In the absence of any major stimulus from fiscal or monetary policy, however, we believe that the economy is unlikely to experience much acceleration either.

In this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                                     Sincerely,

                                                     /s/ Mark A. Hemenetz

                                                     Mark A. Hemenetz, CFA
                                                     President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS SEMI-ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2007.


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                                                                               2

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder North American Equity Fund (the "Fund") rose 8.01% (Investor Shares) and 7.85% (Advisor Shares) compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which rose 8.88%. For the same six-month period, the S&P 500 Index increased by 8.60%.

MARKET BACKGROUND

North American equities produced high single-digit returns in the review period. Although the period was volatile -- U.S. housing market jitters created a turbulent few weeks in February -- the background of a gentle deceleration in U.S. economic growth, exceptionally strong mergers and acquisitions activity and robust corporate profit growth helped maintain positive sentiment overall.

Among the strongest performers at a sector level were utilities, materials and energy stocks. Consumer discretionary and financial stocks were comparatively weak, reflecting the somewhat uncertain outlook for U.S. consumer spending and the problems in the sub-prime mortgage sector. Technology stocks also performed relatively poorly, in part as a result of some high-profile earnings disappointments.

PORTFOLIO REVIEW

The Fund's portfolio consists of numerous small stock positions diversified across sectors and industries. The Fund's exposure to risky, high volatility stocks was steadily reduced during the six-month period ended April 30, and the proceeds were invested in high quality stocks (companies with good profitability and stability of earnings) which we believed offered good value. Healthcare companies, including pharmaceuticals and healthcare equipment stocks, have become interesting recently; following relatively poor performance over the past few months, we feel that these companies provide good portfolio diversification.

The Fund's emphasis on stocks with perceived good value and high quality yielded mixed results in the review period. Holdings in the technology services industry, such as AVNET and FIRST DATA, contributed to performance while the Fund's avoidance of SUN MICROSYSTEMS -- which we rated as having poor quality with low profitability and stability -- also added positively to performance. The Fund's holdings in attractively valued materials stocks such as SOUTHERN COPPER and PHELPS DODGE, a recent acquisition target, also added value. Performance was behind the benchmark in the utilities sector, however, where expensive multi-utility stocks such as DOMINION RESOURCES continued to perform well despite what we viewed as unfavorable valuations which motivated our underweight stance. In the consumer staples sector, not owning large-cap food retailers KROGER, SUPERVALU and SAFEWAY detracted from performance and our underweight positions in aerospace and defense companies HONEYWELL INTERNATIONAL and PRECISION CASTPARTS proved detrimental within the industrials sector.

OUTLOOK

Consensus expectations for a mild slowdown in the U.S. economy, strong corporate profits growth and rampant mergers and acquisitions activity are helping to maintain positive sentiment among investors. The brevity of the market correction at the beginning of this year serves to underline the extent to which investors remain willing to accept risk. By investing in stocks offering good value, high quality and positive momentum, we believe that the Fund is well positioned to outperform its benchmark in most major market environment.


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                                                                               3

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SCHRODER NORTH AMERICAN EQUITY FUND
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PERFORMANCE INFORMATION
                                                  One Year         Annualized
                                                   Ended             Since
                                               April 30, 2007       Inception
                                               --------------      ----------
Schroder North American Equity Fund --
   Investor Shares ...........................     13.68%            13.30%(a)
   Advisor Shares ............................     13.33%            12.95%(b)

(a)   The Investor Shares commenced operations on September 17, 2003.
(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the performance information table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
Exxon Mobil                                     3.0%
General Electric                                2.4
Microsoft                                       2.0
Citigroup                                       1.9
AT&T                                            1.5

*Excludes any Short-Term Investments.

                     SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
Manufacturing                                  41.5%
Finance, Insurance and Real Estate             23.7
Transportation, Communications,
   Electric, Gas and Sanitary Services          9.8
Services                                        8.0
Retail Trade                                    6.3
Mining                                          4.4
Wholesale Trade                                 3.1
Construction                                    0.3
Short-Term Investment                           2.9


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                                                                               4

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder International Diversified Value Fund (the "Fund") rose 20.47% (Investor Shares) and 20.42% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 15.46% during this same period.

MARKET BACKGROUND

Global equity markets finished the period strongly following a volatile February, helped by a better-than-expected earnings season. The background of a gentle deceleration in U.S. economic growth and persisting mergers and acquisitions ("M&A") activity helped maintain positive sentiment globally. Regionally, the Pacific (ex-Japan) and Europe were particularly strong during the period, while Japan continued to lag. All sectors within the Index generated positive returns.

PORTFOLIO REVIEW

For the six-month period under review, the Fund strongly outperformed the Index. Major contributors to performance came from gains diversified across a number of sectors including industrials, financial, and materials.

The persistently high levels of M&A activity helped drive performance in the industrials sector. The Fund's holdings in marine companies were strong contributors to performance toward the end of the reporting period, with Asian shipping companies ORIENT OVERSEAS INTERNATIONAL and DRYSHIPS continuing to benefit from a strong export environment.

Value opportunities in emerging markets, particularly in the emerging Asian metals and mining industry, also contributed heavily to Fund performance, particularly toward the end of 2006. Country weightings within the Fund are driven by bottom-up decisions, and China was a good source of Value with telecom stocks including CHINA NETCOM GROUP (as utilized by the Fund, "Value" is a complex statistical analysis that determines whether a stock is cheap or expensive). As the first quarter of 2007 wound down, emerging markets were offering little relative Value after a run of good performance.

The Fund's holdings in the European consumer discretionary company ELECTROLUX, the Swedish home appliance supplier, as well as VOLKSWAGEN, did very well, the latter boosted by stake building from PORSCHE.

The major detractor from Fund performance over the six-month period was the result of a proposal in Canada to tax publicly traded income trusts as ordinary corporations. The proposal was a surprise to the market and hurt the Fund's holdings in some Canadian entities.

OUTLOOK

Consensus expectations for a steady deceleration in the U.S. economy, strong corporate profit growth and rampant M&A activity are helping to maintain positive sentiment among investors. The brevity of the market correction at the beginning of this year serves to underline the extent to which investors remain willing to accept risk. We do not attempt to predict the market's next move but, rather, position the Fund to deliver superior long-term returns. Through our research, we believe that this can be achieved with a long-run Value bias, together with a unique, non-market cap approach to stock weighting and unconstrained, bottom-up sector and country weights.


--------------------------------------------------------------------------------
                                                                               5

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
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PERFORMANCE INFORMATION

                                                               Inception to
                                                              April 30, 2007
                                                              --------------
Schroder International Diversified Value Fund (a) --
   Investor Shares .......................................        26.98%
   Advisor Shares ........................................        26.80%

(a) Cumulative total return from commencement of Fund operations (August 30, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
Societe Generale                                0.5%
Dexia                                           0.5
CNP Assurances                                  0.5
Casino Guichard-Perrachon                       0.4
Intesa Sanpaolo                                 0.4

*Excludes any Short-Term Investments.

                   GEOGRAPHIC ALLOCATION
----------------------------------------------------------

                                         % of Investments

Continental Europe                             43.8%       [PIE CHART OMITTED]
Japan                                          13.1
United Kingdom                                 13.0
Pacific ex-Japan                               10.3
Emerging Markets                               10.0
North America                                   7.5
Short-Term Investment                           2.3


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                                                                               6

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SCHRODER U.S. OPPORTUNITIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder U.S. Opportunities Fund (the "Fund") rose 11.00% (Investor Shares) and 10.87% (Advisor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 6.86%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the materials and processing, financial services and consumer discretionary sectors contributed to performance. Stock selection within the consumer staples sector was the only detractor from performance during the six-month period.

MARKET BACKGROUND

Economic news was generally positive during the six months under review. Small companies generally produced strong returns over this time as the Federal Reserve held interest rates steady at 5.25% and overall economic and market conditions -- such as high liquidity and the growing expectation of a soft landing in the U.S. economy -- were favorable for investors.

PORTFOLIO REVIEW

During the six-month period, the Fund performed well, with particularly good performance from our allocation to the financial services and technology sectors. Strong contributors to outperformance were PERINI (a construction services company) and DRESSER-RAND GROUP (supplies equipment and conversion solutions for the energy industry), both of which announced strong quarterly results and gave positive guidance for 2007. A technology stock that performed particularly well was INFRASOURCE SERVICES (an electric infrastructure contractor), as the company was acquired.

Within financial services, the Fund's holding in CONSECO hurt relative performance the most. In technology, SONICWALL, a provider of internet security options, was the largest detractor during the six-month period. CONSECO announced weaker than expected earnings after investment losses tripled over the period and expenses grew significantly while SONICWALL suffered a steep share price decline in large part due to a sell-side analyst raising concerns that the company could miss earnings expectations because of a slowdown in its core small- and medium-business segment.

OUTLOOK

We believe that U.S. economic growth will continue along at a slower rate over the rest of the year, reflecting a rise in the household savings rate and a moderation in retail sales growth. This slowdown should limit inflation risk. At the same time, business investment spending and exports should remain healthy. We anticipate a soft landing in the economy, which should be positive for equity markets. Interest rates are expected to hold steady, market liquidity is high, valuations are reasonable and there is ample credit available. We have, however, seen a prolonged period of strong profits growth and we anticipate a decline in the level of earnings growth in 2007. Having said that, we believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that will not likely reward broad ownership of sectors or industries, but rather individual securities.


--------------------------------------------------------------------------------
                                                                               7

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SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                One Year Ended   Five Years Ended   Ten Years Ended
                                                April 30, 2007    April 30, 2007     April 30, 2007
                                                --------------   ----------------   ---------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares ..........................       12.81%         13.48%(c)          14.02%(c)
   Advisor Shares ...........................       12.53%(d)      13.21%(c)(d)       13.74%(c)(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.
(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)   Average annual total return.
(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.


"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
iShares Russell 2000 Index Fund                 2.4%
Scientific Games Class A                        2.0
Dresser-Rand Group                              1.7
Emulex                                          1.6
Reinsurance Group of America                    1.5

*Excludes any Short-Term Investments.

                    SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                         17.2%
Financial Services                             16.6
Technology                                     15.6
Health Care                                    11.6
Materials & Processing                          8.9
Other Energy                                    5.8
Producer Durables                               4.4
Auto & Transportation                           3.4
Utilities                                       3.0
Other                                           0.6
Consumer Staples                                0.4
Short-Term Investment                          12.5


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                                                                               8

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") rose 10.89% (Investor Shares) and 10.95% (Advisor Shares) compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 10.17%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the financial services and materials and processing sectors contributed to performance. Stock selection within the consumer staples and healthcare sectors detracted from relative performance during the six-month period.

MARKET BACKGROUND

Overall, U.S. small and mid caps performed strongly during the six-month period under review. The Federal Reserve held interest rates steady at 5.25% and overall economic and market conditions -- such as high liquidity and the growing expectation of a soft landing in the U.S. economy -- were favorable for investors.

PORTFOLIO REVIEW

During the period under review, the Fund benefited from particularly good allocation to the financial services and energy sectors. The Fund's allocation to the consumer staples sector was the most significant detractor from relative performance over the reporting period.

The most positive contributors were DRESSER-RAND GROUP (a supplier of equipment solutions to the oil and gas industries), which announced strong fourth quarter results and gave positive earnings guidance, and Canadian steel supplier IPSCO, which was recently purchased by Swedish steel company SSAB SVENSKT STAL AB. The most significant detractors were BARR PHARMACEUTICALS (a generic pharmaceutical products manufacturer), which declined when the company announced that profitability from an acquisition would be pushed out and, in the consumer discretionary sector, CONSTELLATION BRANDS (a producer and marketer of wine, beer and spirits), which lowered both 2007 and 2008 earnings guidance.

OUTLOOK

We believe that U.S. economic growth will continue along at a slower rate over the rest of the year, reflecting a rise in the household savings rate and a moderation in retail sales growth. This slowdown should limit inflation risk. At the same time, business investment spending and exports should remain healthy. We anticipate a soft landing in the economy, which should be positive for equity markets. Interest rates are expected to remain steady, market liquidity is high, valuations are reasonable and there is ample credit available. We have, however, seen a prolonged period of strong profits growth and we anticipate a decline in the level of earnings growth in 2007. Having said that, we believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that will not likely reward broad ownership of sectors or industries, but rather individual securities.


--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                           One Year       Annualized
                                                             Ended          Since
                                                        April 30, 2007   Inception(a)
                                                        --------------   ------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ..................................       12.09%          12.55%
   Advisor Shares ...................................       11.93%          12.40%

(a)   From commencement of Fund operations on March 31, 2006.


"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
VeriSign                                        3.0%
Dresser-Rand Group                              2.9
Amdocs                                          2.8
Emulex                                          2.6
Reinsurance Group of America                    2.5

*Excludes any Short-Term Investments.

                    SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
Technology                                     16.1%
Consumer Discretionary                         15.1
Health Care                                    14.3
Financial Services                             12.1
Other Energy                                    9.5
Materials & Processing                          9.0
Utilities                                       6.1
Producer Durables                               4.5
Auto & Transportation                           1.9
Consumer Staples                                1.1
Other                                           0.5
Short-Term Investment                           9.8


--------------------------------------------------------------------------------
                                                                              10

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder International Alpha Fund (the "Fund") rose 12.60% (Investor Shares) and 12.43% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 15.46%.

During the period, the Fund's returns were strongest in emerging markets and the Pacific region excluding Japan. The Fund also benefited from having a limited exposure to Japan, which continued to lag returns from the rest of the world during the six months ended April 30. Meanwhile, Continental Europe detracted most from a regional perspective.

MARKET BACKGROUND

International equity markets moved higher over the past six months. Volatility increased, however, as a result of concerns over the U.S. sub-prime segment, the potential impact on global liquidity and the possible unwinding of the Yen carry trade. Nevertheless, liquidity flows and corporate activity stayed strong and, towards the end of the period, market sentiment turned. Despite the volatility during the first quarter in particular, quality was largely ignored as markets focused most on increasingly large mergers and acquisitions (M&A) deals.

PORTFOLIO REVIEW

From a regional perspective, our underweight in Japan and holdings in emerging markets contributed most positively to performance. Our selection of stocks in the energy sector, including SBM OFFSHORE and NIKO RESOURCES, was most beneficial to overall returns. Other sectors that added value were telecommunications, such as our holdings in CHINA UNICOM and SINGAPORE TELECOMMUNICATIONS, and industrials, including DAEWOO SHIPBUILDING & MARINE ENGINEERING, EBARA and SIEMENS.

DAEWOO SHIPBUILDING & MARINE ENGINEERING won a number of large contracts during the period and enjoyed strong demand for oil-and-gas-related vessels such as liquefied natural gas carriers. Energy equipment company SBM OFFSHORE is also seeing its order backlog grow to record levels as the currently strong rig construction phase shows no sign of abating any time soon. Meanwhile, in other areas, companies such as SINGAPORE TELECOMMUNICATIONS enjoyed substantial increases in new subscribers, especially in rapidly growing emerging markets such as India.

OUTLOOK

We believe that long-term fundamentals remain positive for international equity markets despite the recent increase in volatility. U.S. economic growth is in the natural process of moderating, with inflation remaining under control. While the sub-prime market segment has deteriorated, consumer spending has proven resilient. We anticipate, therefore, that the U.S. economy will avoid recession while overall conditions in Europe, the Pacific region and emerging markets will remain reasonably healthy. We also believe that fundamentals are still supportive for China and that it will continue to be one of the key driving forces for demand for resources for consumer and capital goods globally -- thereby supporting many developing countries.

One of the key risks, in our opinion, is an unanticipated shift in global liquidity. While interest rates remain benign in historical terms, any tightening in excess of what is already expected in the market could prove detrimental to currently favorable liquidity conditions. We expect, however, that markets can adjust to further gradual and anticipated increases to interest rates, particularly in Europe.

The Fund expects to maintain a balanced approach, emphasizing what we believe are high-quality companies at reasonable valuations that we believe demonstrate strong competitive advantages.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                        One Year Ended   Five Years Ended   Ten Years Ended
                                                        April 30, 2007    April 30, 2007     April 30, 2007
                                                        --------------   ----------------   ---------------
Schroder International Alpha Fund (a) --
   Investor Shares ..................................      17.11%          13.77%(b)          7.69%(b)
   Advisor Shares ...................................      16.93%(c)       13.53%(b)(c)       7.43%(b)(c)

(a) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(b)   Average annual total return.
(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the line graph and the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
Rio Tinto                                       3.1%
China Unicom                                    2.8
Nestle                                          2.7
BG Group                                        2.7
SABMiller                                       2.6

*Excludes any Short-Term Investments.

               GEOGRAPHIC ALLOCATION
----------------------------------------------------------

                                         % of Investments

Continental Europe                             35.1%      [PIE CHART OMITTED]
United Kingdom                                 24.9
Japan                                          13.5
Emerging Markets                               13.4
Pacific ex-Japan                                6.7
North America                                   3.7
Short-Term Investment                           2.7


--------------------------------------------------------------------------------
                                                                              12

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ending April 30, 2007, the Schroder Emerging Market Equity Fund (the "Fund") rose 18.23% (Investor Shares) and 18.09% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 20.11%.

MARKET BACKGROUND

Global emerging markets generally posted strong returns over what was a volatile six-month period, helped by rising oil and commodity prices, robust investor inflows and interest rate stability in markets such as Peru. However, concerns about the U.S. economy coupled with U.S. dollar weakness and fears about high valuations led to a sharp sell off, before an easing of these concerns saw some recovery.

As the six months drew to a close, Peru emerged as the strongest performer, with recent copper price strength providing support for this commodity-driven market. The Chilean market also outperformed as data was released showing a strong rise in the government's budget surplus in the first quarter of this year. Hungary was one of the best performers among the Europe, Middle East and Africa ("EMEA") markets, with U.S. dollar returns from this market enhanced by local currency appreciation. Poland posted equally strong returns. In Asia, the Malaysian market delivered the strongest return, realizing a 46.5% gain over the six-month period. Russia was one of the weakest performing emerging markets despite a strong oil price rally in the latter part of the month.

PORTFOLIO REVIEW

The Fund underperformed its benchmark Index during the six months under review. The Fund's country selection was negative but stock selection was positive. The Fund's overweight to Russia and country allocation to Thailand, during what was a very volatile period for the Thai market, were the largest negative contributors to performance. Stock selection in Brazil, Argentina, and China, however, added value. This was partially offset by stock selection in Korea, which detracted somewhat from performance.

Brazil is the Fund's largest overweight due to attractive valuations and declining interest rates. The Fund is also overweight Thailand, attracted by an improving economic outlook and more political certainty. Russia remains the largest overweight market in the EMEA region with the economy continuing to perform very strongly, driven by strong levels of investment and consumer spending. The Fund is also overweight Egypt and Hungary. India and South Africa are our largest underweight positions and we also remain underweight Taiwan.

OUTLOOK

The outlook for global emerging markets continues to be positive, in our view. Emerging market growth is holding up well against a backdrop of slowing growth for the global economy. Liquidity remains strong, supporting interest in asset classes like emerging markets. Emerging markets should be able to sustain stronger growth due to intra-regional and domestic demand against a backdrop of huge structural improvements. The emerging economies are also experiencing a shift in the balance of growth towards domestic demand and are likely to continue to deliver growth well above that of developed markets. This strength of the emerging economies, which have become less reliant on U.S. growth, is supporting markets, while valuations are, broadly speaking, not expensive and earnings growth is generally solid.

We expect to maintain the Fund's basic approach of allocating to the most attractive countries in the emerging market universe and purchasing what are, in our view, the best companies in each country. We are confident that this approach can pay off as we anticipate that fundamentals, rather than momentum, will become the key performance drivers.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                           One Year       Annualized
                                                            Ended           Since
                                                        April 30, 2007   Inception(a)
                                                        --------------   ------------
Schroder Emerging Market Equity Fund --
   Investor Shares ..................................       17.46%          22.63%
   Advisor Shares ...................................       17.20%          22.28%

(a)   From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY*                                % OF INVESTMENTS
----------------------------------------------------------
OAO Gazprom ADR                                 3.4%
Samsung Electronics GDR                         2.8
Petroleo Brasileiro ADR                         2.7
LUKOIL ADR                                      2.6
Taiwan Semiconductor Manufacturing ADR          2.6

*Excludes any Short-Term Investments.

           GEOGRAPHIC ALLOCATION
----------------------------------------------------------

                                         % of Investments

Asia/Far East                                  47.6%      [PIE CHART OMITTED]
Latin America                                  20.6
Europe                                         19.5
Africa                                          5.7
Mid-East                                        2.2
Supranational                                   0.9
Short-Term Investment                           3.5


--------------------------------------------------------------------------------
                                                                              14

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder Enhanced Income Fund (the "Fund") rose 2.18% (Investor Shares) and 2.05% (Advisor Shares) compared to the LIBOR 3-Month USD Fixed Index (the "Index"), a widely used measure of short-term debt returns, which rose 2.62%.

MARKET BACKGROUND

3-month Treasury yields rose from 4.89% to 5.01% and 3-month LIBOR was virtually unchanged at 5.36% through the quarter. Economic data released in December was quite tame, reflecting modest growth and declining inflationary pressures. Although December's numbers were stronger than in the first part of the quarter, inflation was not soft enough to confirm hopes of an imminent easing of monetary policy. Short-term interest rates were exceptionally stable in the fourth quarter.

U.S. bond prices began 2007 on a weak note as strong economic data in January reduced the possibility of a Federal Reserve (the "Fed") rate cut this year. By mid-February, steadily rising energy prices added to concerns about the sustainability of consumer spending and began to reduce investors' expectations for economic growth. Risk aversion in general increased on February 27 when share prices on the Shanghai stock exchange dropped by 9% in one day. Global equity prices plunged, swap spreads widened, and U.S. Treasuries rallied sharply as fears of unwinding trades, especially Yen carry trades, spooked financial markets. By mid-March markets had stabilized and began to recover, although lower rated sectors fell farther at the outset and were slower to recover. The slowdown in U.S. housing has yet to spill over into the overall economy -- an important factor for risk sectors. Good employment and wage gains offset much of the drag from housing, while the fragility of the housing market counterbalanced firmer price indicators. With the Fed not likely to change rates and upset this balance, liquidity remained freely available.

The most important event for the Fund in the first quarter was rising disorder among originators of sub-prime mortgages. Concerns had been mounting about rising homeowner defaults due to excessive leverage and poor underwriting standards. On February 7, two of the three largest originators of sub-prime mortgages, HSBC and NEW CENTURY FINANCE, announced significant losses. Negative headlines in the sector throughout the quarter reduced demand, even for strongly supported securities associated with sub-prime loans, causing yield spreads to widen.

PORTFOLIO REVIEW

Overall performance trailed the Index during the six-month reporting period. In the fourth quarter of 2006, as our concerns over the U.S. housing market increased, we reduced our exposure in the credit sector. Our remaining holdings suffered a mark-to-market depreciation to account for heightened concerns about credit risks. Portfolio credit quality has been upgraded significantly in the last several months and was not materially hurt by further declines in the market for lower-rated sub-prime securities. Portfolio duration has been stable between 0.4 and 0.5 years. Duration did not contribute to returns due to the inverted yield curve; however portfolios have benefited from falling interest rates during the period.

OUTLOOK

Because of stable Fed policy and the inverted yield curve, our strategy is squarely centered on security selection within the highest rated investment areas. The risk of a more substantial drop in home prices does not make extending into lower-rated securities an appropriate strategy for the Fund. In fact, the Fund currently owns about 95% in AAA-rated bonds and another 2% in AA-rated bonds. Spreads on single-A securities are near the widest levels ever seen, including during the 2001 recession, and we do not expect further spread widening from these levels. Volatility has subsided in much of the financial markets, but it is too soon to return to riskier positions.

The Fund expects to continue to seek opportunities in high quality, short-term issues to provide liquidity and current income consistent with the preservation of capital.


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                           One Year        Annualized
                                                             Ended           Since
                                                        April 30, 2007   Inception(a)
                                                        --------------   ------------
Schroder Enhanced Income Fund --
   Investor Shares ..................................       4.73%           3.88%
   Advisor Shares ...................................       4.47%           3.61%

(a)   From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY                                 % OF INVESTMENTS
----------------------------------------------------------
Citicorp 5.270%, 5/14/07                       4.7%
FHLMC 5.191%, 8/01/34                          4.5
FNMA 7.488%, 7/01/36                           4.4
American General Finance
   5.226%, 5/01/07                             4.3
Toyota Motor Credit
   5.256%, 5/03/07                             4.3

                    SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
Collateralized Mortgage Obligations            40.4%
Commercial Paper                               21.7
Mortgage-Backed Obligations                    15.1
U.S. Government Mortgage-
   Backed Obligations                          14.9
Asset-Backed Securities                         3.5
Corporate Obligations                           1.2
Short-Term Investment                           3.2


--------------------------------------------------------------------------------
                                                                              16

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder Strategic Bond Fund (the "Fund") rose 3.16% (Investor Shares) and 3.14% (Advisor Shares) compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 2.63%. As a further measure of comparison, the LIBOR 3-Month USD Fixed Index, a widely used measure of short-term debt returns, rose 2.62%.

MARKET BACKGROUND

One of the best-performing sectors in fixed income during the six months under review was high yield -- investors continued to seek ways to maximize their returns and were given confidence to buy this asset class by the very supportive economic environment. However, returns on government bonds and investment grade corporate securities came under pressure from rising interest rates and accelerating inflation. Bonds that offered investors enhanced coupon-payment protection, such as mortgage-backed or asset-backed securities, performed better in this environment.

PORTFOLIO REVIEW

During the six-month period under review the Fund's overall duration increased from 0.3 to 2.6 years -- nevertheless staying within a defensive range. The duration increase was achieved through adding long positions in Europe and Japan and increasing the Fund's exposure to mortgage-backed securities ("MBS") while maintaining short positions in the U.S. in two- and five-year Treasuries. The Fund managers kept some exposure to riskier markets, increasing high yield allocation and selective positions in emerging market debt ("EMD") and the corporate market.

Contributions to performance during the period came from a number of sources, including the Fund's duration positioning and its allocation to U.S. MBS and high yield bonds. Toward the end of the period, the Fund was short in its U.S. and Eurozone exposure with a neutral position in the UK and a slight long in emerging markets. Exposure to MBS was reduced from about 33% to about 20% while exposure to high yield corporate debt stayed constant.

OUTLOOK

Global bond markets continue to be dominated by high levels of liquidity, driving yields lower and suppressing volatility. Economic data indicates that the U.S. is desynchronizing from the rest of the world, and we believe that this will continue. This means that it is likely that the Federal Reserve will cut interest rates later this year, while strong growth in the Eurozone and the UK should see further tightening from the European Central Bank and the Bank of England, respectively.

Japan remains our most favored bond market to take duration. Low inflation in Japan means that the Bank of Japan is likely to leave rates on hold. In the corporate sector, we remain focused on bottom-up security selection.

We believe that the Fund's benchmark-agnostic, total return investment approach will allow us to focus on flexible, best-ideas investment in a broad geographic range of markets and sectors. When combined with a risk management mentality that diversifies investments across a range of strategies, we believe that the Fund is well positioned to perform well in the current economic environment.


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                         Inception to
                                                        April 30, 2007
                                                        --------------
Schroder Strategic Bond Fund (a) --
   Investor Shares ..................................       4.48%
   Advisor Shares ...................................       4.30%

(a) Cumulative total return from commencement of Fund operations (June 30, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY                                 % OF INVESTMENTS
----------------------------------------------------------
U.S. Treasury Bill
   5.099%, 5/03/07                             14.4%
Japan Series 282
   1.700%, 9/20/16                             12.0
FNMA TBA
   5.000%, 5/25/22                             10.4
FHLMC Gold TBA
   6.000%, 5/15/37                              9.0
FHLMC Gold TBA
   5.500%, 5/15/37                              6.9

                     SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
U.S. Government Mortgage-
   Backed Obligations                          30.6%
U.S. Treasury Obligations                      28.1
Foreign Bonds                                  22.5
Corporate Obligations                          14.5
Mortgage-Backed Obligations                     0.6
Short-Term Investment                           3.7


--------------------------------------------------------------------------------
                                                                              18

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

During the six months ended April 30, 2007, the Schroder Total Return Fixed Income Fund (the "Fund") rose 2.83% (Investor Shares) and 2.70% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 2.63%.

MARKET BACKGROUND

Bond market returns were positive in the fourth quarter but not as strong as during the first two months of the period. The Index returned 1.24% in the fourth quarter after posting a total gain of 1.83% in October and November. Interest rates in December retraced declines and finished the quarter 0.05% to 0.15% higher. Economic data released in December was quite tame, reflecting modest growth and declining inflationary pressures. Although December's numbers were stronger than in the first part of the quarter, inflation was not soft enough to confirm hopes of an imminent easing of monetary policy.

Credit and  mortgage  sectors  continued to perform  very  strongly.  The Lehman
corporate   component  posted  excess  return  of  0.63%,  while  mortgages  and asset-backeds had excess returns of 0.59% and 0.23%, respectively. Within corporates, lower rated sectors had the highest excess returns (0.78% for BBB, compared to 0.33% for AAA), reflecting ongoing demand from investors for higher yielding investments and relatively few negative credit events during the month.

U.S. bond prices began 2007 on a weak note as strong economic data in January reduced the possibility of a Federal Reserve (the "Fed") rate cut this year. By mid-February, steadily rising energy prices added to concerns about the sustainability of consumer spending and began to reduce investors' expectations for economic growth. Risk aversion in general increased on February 27 when share prices on the Shanghai stock exchange dropped by 9% in one day. Global equity prices plunged, swap spreads widened, and U.S. Treasuries rallied sharply as fears of unwinding trades, especially Yen carry trades, spooked financial markets. By mid-March markets had stabilized and began to recover, although lower rated sectors fell farther at the outset and were slower to recover. The slowdown in U.S. housing has yet to spill over into the overall economy -- an important factor for risk sectors. Good employment and wage gains offset much of the drag from housing, while the fragility of the housing market counterbalanced firmer price indicators. With the Fed not likely to change rates and upset this balance, liquidity remained freely available.

PORTFOLIO REVIEW

The Fund outperformed the benchmark during the six-month period. During the first quarter of 2007, the Fund sharply reduced credit quality and risk to preserve gains from an overweight to corporate bonds toward the end of 2006. Importantly, much of the corporate reduction came from cutting lower rated (triple-B) issuers prior to the spike in risk aversion and accompanying spread widening toward the end of February. Through March, corporate and mortgage exposure remained in line with the benchmark and the corporate sector benefited from security selection. Portfolio duration started the year with a 0.2-year long, which subtracted from returns. The position was offset, however, by a 5.5% long position in 10-year Japanese government bonds (currency hedged), which added to returns as prices rose in January. February portfolio duration was
0.125 to 0.25 years longer than the benchmark and contributed to returns while an underweight of the 2-year maturity sector in favor of 5- and 10-year maturities subtracted from returns as the 2-year outperformed during the flight to quality. Following the Treasury rally, duration was cut in March from 0.125 to neutral.

OUTLOOK

Volatility has receded quickly, no doubt due in large part to the huge amounts of investment liquidity looking for a home and the absence of a large economic or monetary shock to upset risk taking. To the contrary, markets' quick recovery in February/March and the increasing likelihood of a soft landing for the economy reinforces investor risk taking and swap/credit spreads will most likely grind tighter without an obvious catalyst on the horizon to cause profit taking.

We cautiously added risk back to portfolios during the first quarter of 2007. Specifically, we used the new-issue market to add to corporate holdings, particularly in 30-year corporates where credit spread curves steepened and which benefited from Treasury curve steepening. We also added to mortgage-backed securities.

Inflation  indicators  have  recently  been  very  firm and  Treasury  Inflation
Protected Securities ("TIPS") should benefit from the combination of favorable inflation numbers, strong gasoline prices and a higher homeowners' equivalent rent component of the Consumer Price Index as rental demand increases due to weak home prices.

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
                                                  One Year          Annualized
                                                    Ended              Since
                                               April 30, 2007      Inception (a)
                                               --------------      -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares .........................        7.03%              3.96%
   Advisor Shares ..........................        6.76%              3.67%

(a)   From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 5 HOLDINGS

SECURITY                                 % OF INVESTMENTS
----------------------------------------------------------
U.S. Treasury Bill
   4.880%, 5/03/07                             13.6%
Citicorp
   5.281%, 5/14/07                              8.5
FHLMC Gold TBA
   6.000%, 5/15/37                              6.4
FNMA TBA
   5.000%, 5/25/22                              5.5
FHLMC Gold
   5.500%, 12/01/34                             5.2

                    SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
----------------------------------------------------------
U.S. Government Mortgage-Backed
   Obligations                                 29.8%
U.S. Treasury Obligations                      25.6
Corporate Obligations                          20.4
Commercial Paper                                8.5
Collateralized Mortgage Obligations             7.6
Mortgage-Backed Obligations                     4.0
Asset-Backed Securities                         0.8
Short-Term Investment                           3.3


--------------------------------------------------------------------------------
                                                                              20

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder Municipal Bond Fund (the "Fund") rose 1.70% (Investor Shares) and 1.58% (Advisor Shares) compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 1.29%.

We believe the Fund's outperformance of its benchmark was largely due to its holdings in high-quality securities, which generated a higher level of yield and income than the Index. The municipal bond market underperformed the taxable markets during the six-month period. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.59% for the six-month period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 2.63% for the period.

MARKET BACKGROUND

The bond market remained steady over the last six months as the Federal Reserve held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. However, at the close of the six-month period ending April 30, yields were essentially in line with where they had started.

Over the six months, rates across the Treasury curve fell slightly on the short end and rose at the long end. The yield on the 2-year Treasury fell by 0.10% -- from 4.69% to 4.59% during the reporting period. The yield on the 10-year Treasury rose by 0.02% from 4.60% to 4.62%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.72% to 4.81%, or 0.09% during the same time period.

The yield on a 2-year AAA-rated municipal bond rose 0.10% -- from 3.50% to 3.60%. The AAA-rated yield on a 30-year municipal bond fluctuated during the period, but ended relatively flat with a 4.23% yield.

PORTFOLIO REVIEW

In the six months under consideration, the Fund outperformed the Index by exploiting the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund.

A good example of the Fund's focus on credit enhancement through selecting issues we believe to have high credit quality was its purchase of a KALAMAZOO, MICHIGAN HOSPITAL tax-exempt bond with an effective maturity of March 2012 due to a sinking fund schedule. The Fund purchased the bond at a 4.14% tax-free yield. The bond has been escrowed to maturity and is backed by U.S. government securities. The yield on a AAA-rated municipal bond available in the market on the same day as the Michigan purchase was 3.63%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds -- many are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, U.S. Treasuries or a federal government agency.

One bond that underperformed during the period was PINE BLUFF, ARKANSAS, a revenue bond backed by WEYERHAEUSER. The bond has a stated maturity of November 2007.

OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to the municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals with high credit quality and expect to continue to invest in these types of securities while at the same time maintaining duration close to the benchmark.


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
                                             One Year Ended      Annualized
                                             April 30, 2007   Since Inception(a)
                                             --------------   ------------------
Schroder Municipal Bond Fund --
   Investor Shares .......................        5.31%             3.82%
   Advisor Shares ........................        5.16%             3.56%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 10 STATES

STATE                                    % OF INVESTMENTS
----------------------------------------------------------
Illinois                                        8.3%
Louisiana                                       7.7
Texas                                           6.7
Pennsylvania                                    6.4
New York                                        5.9

STATE                                    % OF INVESTMENTS
----------------------------------------------------------
California                                      5.7%
New Jersey                                      5.0
Arkansas                                        4.8
Colorado                                        3.8
Missouri                                        3.4


--------------------------------------------------------------------------------
                                                                              22

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2007)

PERFORMANCE

In the six months ended April 30, 2007, the Schroder Short-Term Municipal Bond Fund rose 1.77% (Investor Shares) and 1.65% (Advisor Shares) compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 1.62%.

We believe the Fund's outperformance of its benchmark was largely due to its holdings in high-quality securities, which generated a higher level of yield and income than the Index. The municipal bond market underperformed the taxable markets during the six-month period. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.59% for the six-month period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 2.63% for the period.

MARKET BACKGROUND

The bond market remained steady over the last six months as the Federal Reserve held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. However, at the close of the six-month period ending April 30, yields were essentially in line with where they had started.

Over the six months, rates across the Treasury curve fell slightly on the short end and rose at the long end. The yield on the 2-year Treasury fell by 0.10% -- from 4.69% to 4.59% during the reporting period. The yield on the 10-year Treasury rose by 0.02% from 4.60% to 4.62%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.72% to 4.81%, or 0.09% during the same time period.

The yield on a 2-year AAA-rated municipal bond rose 0.10% -- from 3.50% to 3.60%. The AAA-rated yield on a 30-year municipal bond fluctuated during the period, but ended relatively flat with a 4.23 yield.

PORTFOLIO  REVIEW

In the six-month period, the Fund outperformed the Index by exploiting the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund.

A good example is a KENTUCKY STATE AREA DEVELOPMENT bond. When the Fund added this CITY OF HENDERSON, KENTUCKY bond to its portfolio, the bond was not rated. The bonds were general obligations of the City of Henderson (A-rated) and had the full faith, credit and taxing power of the City. Since the City of Henderson declined to rate the bonds, the Fund was able to purchase them at a higher yield. During the period, this bond was pre-refunded, thus becoming AAA-rated and backed with U.S. Treasury issues.

A bond that underperformed over the period was a PLACER COUNTY CALIFORNIA WATER UTILITY bond. This bond is A-rated and has an effective maturity of February 2010 due to a sinking fund schedule.

OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to the municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are refunded and collateralized and expect to continue to invest in these types of securities.


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
                                             One Year Ended      Annualized
                                             April 30, 2007   Since Inception(a)
                                             --------------   ------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares .......................        4.38%             2.84%
   Advisor Shares ........................        4.12%             2.59%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                      TOP 10 STATES

STATE                                    % OF INVESTMENTS
----------------------------------------------------------
Virginia                                        9.0%
Texas                                           8.2
Illinois                                        8.2
Colorado                                        7.6
New Jersey                                      6.3

STATE                                    % OF INVESTMENTS
----------------------------------------------------------
Missouri                                        4.4%
Pennsylvania                                    4.3
Louisiana                                       4.2
Arkansas                                        3.7
Wisconsin                                       3.7


--------------------------------------------------------------------------------
                                                                              24

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 97.0%
               BERMUDA - 2.0%
      59,700   Accenture Class A                                      2,334,270
      55,438   ACE                                                    3,296,343
      27,834   Arch Capital Group (1)                                 2,026,872
      66,267   Axis Capital Holdings                                  2,458,506
      19,000   Endurance Specialty Holdings                             710,980
         168   Ingersoll-Rand Class A                                     7,501
      47,744   Nabors Industries (1)                                  1,533,537
       5,400   Nordic American Tanker Shipping                          208,008
      13,924   PartnerRe                                              1,002,806
      12,200   Teekay Shipping                                          727,730
      88,697   Tyco International                                     2,894,183
      33,200   XL Capital Class A                                     2,588,936
                                                                 --------------
               Total Bermuda                                         19,789,672
                                                                 --------------
               CANADA - 5.3%
      18,800   ACE Aviation Holdings Class A (1)                        499,142
      21,597   Alimentation Couche Tard Class B                         461,291
      50,497   ARC Energy Trust                                         993,011
       5,900   Astral Media                                             230,236
      45,716   AUR Resources                                          1,004,879
      23,825   Bank of Nova Scotia                                    1,146,374
      14,428   Barrick Gold                                             405,040
      21,164   BCE                                                      713,160
       5,550   Bell Aliant Regional
                  Communications (1) (2) (3)                            156,706
      40,108   Biovail                                                  981,374
      11,240   Brookfield Asset Management
                  Class A                                               653,978
       7,836   Canadian Imperial Bank of
                  Commerce                                              689,958
      55,300   Canadian National Railway                              2,771,479
      18,129   Canadian Natural Resources                             1,080,617
      19,213   Canadian Tire Class A                                  1,310,591
      22,755   Cinram International Income Fund                         511,249
      26,292   EnCana                                                 1,376,681
      24,189   Enerplus Resources Fund                                1,052,222
      11,000   Ensign Resource Services                                 185,382
         800   Fairfax Financial Holdings                               183,244
      20,495   George Weston                                          1,405,614
      49,022   Great-West Lifeco                                      1,533,926
      17,954   Harvest Energy Trust                                     498,403
      41,067   IGM Financial                                          1,984,140
      21,117   Industrial Alliance Insurance &
                  Financial Services                                    682,078
      38,990   Loblaw (1)                                             1,756,939
      10,046   Manitoba Telecom Services                                432,768
     116,150   Manulife Financial                                     4,198,609
      49,956   National Bank of Canada                                2,789,540
         452   Northbridge Financial                                     13,096
      44,374   Penn West Energy Trust                                 1,327,301
      36,736   Petro-Canada                                           1,633,852
      12,100   Peyto Energy Trust                                       199,340

   Shares                                                            Value $
   ------                                                            -------
      98,694   Power Corp. of Canada                                  3,357,695
       5,071   Power Financial                                          179,011
      29,195   Precision Drilling Trust                                 699,354
      15,593   PrimeWest Energy Trust                                   316,694
      31,600   Quadra Mining (1)                                        366,806
      33,600   Rally Energy (1)                                         197,736
      18,700   Real Resources (1)                                       156,058
       8,127   Research In Motion (1)                                 1,067,877
      53,684   Rogers Communications Class B                          2,058,629
      38,986   Royal Bank of Canada                                   2,031,516
      37,779   Shaw Communications Class B                            1,461,315
       7,400   ShawCor                                                  196,804
      23,500   Sino-Forest (1)                                          285,914
       4,011   Suncor Energy                                            321,899
      23,113   TELUS (Non-Voting)                                     1,235,221
      27,774   Thomson                                                1,218,742
      31,133   Toronto-Dominion Bank                                  1,902,323
       4,900   Transat AT Class B                                       166,704
      39,048   TransCanada                                            1,392,510
      13,800   Trinidad Energy Services
                  Income Trust                                          198,369
                                                                 --------------
               Total Canada                                          53,673,397
                                                                 --------------
               CAYMAN ISLANDS - 0.3%
      23,372   Garmin                                                 1,360,017
      55,111   Seagate Technology                                     1,220,708
                                                                 --------------
               Total Cayman Islands                                   2,580,725
                                                                 --------------
               PUERTO RICO - 0.0%
      22,771   Popular                                                  382,781
                                                                 --------------
               UNITED KINGDOM - 0.1%
      17,800   Willis Group Holdings                                    730,156
                                                                 --------------
               UNITED STATES - 89.3%
               AMUSEMENT & RECREATION - 0.0%
         587   Cedar Fair LP                                             17,088
                                                                 --------------
               APPAREL & ACCESSORY STORES - 0.3%
      14,341   Abercrombie & Fitch Class A                            1,171,086
       7,300   Charlotte Russe Holding (1)                              199,509
      57,504   Limited Brands                                         1,585,385
                                                                 --------------
                                                                      2,955,980
               APPAREL & OTHER FINISHED
               PRODUCTS - 0.2%
      22,795   VF                                                     2,001,629
                                                                 --------------
               AUTOMOTIVE DEALERS &
               GASOLINE SERVICE STATIONS - 0.0%
      18,800   Carmax (1)                                               468,496
                                                                 --------------
               AUTOMOTIVE REPAIR, SERVICES
               & PARKING - 0.1%
      16,776   Ryder System                                             883,089
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      25

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               BUILDING CONSTRUCTION
               GENERAL CONTRACTORS - 0.3%
      56,729   DR Horton                                              1,258,249
      10,599   KB Home                                                  467,522
      25,405   Lennar Class A                                         1,085,048
                                                                 --------------
                                                                      2,810,819
               BUILDING MATERIALS,
               HARDWARE, GARDEN SUPPLY &
               MOBILE HOME DEALERS - 0.6%
      84,361   Home Depot                                             3,194,751
      49,205   Lowe's                                                 1,503,705
      22,472   Sherwin-Williams                                       1,433,039
                                                                 --------------
                                                                      6,131,495
               BUSINESS SERVICES - 5.2%
       8,700   ABM Industries                                           244,818
      15,686   Adobe Systems (1)                                        651,910
       7,900   Alliance Data Systems (1)                                502,914
       8,400   Allis-Chalmers Energy (1)                                162,540
       7,969   Blackbaud                                                175,955
      39,438   Check Point Software
                  Technologies (1)                                      928,765
      21,923   Cognizant Technology
                  Solutions Class A (1)                               1,959,916
      14,000   DST Systems (1)                                        1,092,700
      40,950   eBay (1)                                               1,389,843
      17,304   Fair Isaac                                               617,926
      21,411   First Data                                               693,716
      17,059   Google Class A (1)                                     8,041,271
      12,327   Manpower                                                 989,242
     676,488   Microsoft                                             20,254,051
       4,464   MicroStrategy Class A (1)                                507,825
      17,283   Omnicom Group                                          1,809,703
     391,612   Oracle (1)                                             7,362,306
      26,926   Parametric Technology (1)                                478,475
       9,814   Quality Systems (1)                                      397,172
      49,323   RealNetworks (1)                                         372,389
      59,976   Symantec (1)                                           1,055,578
      30,300   Total System Services                                    941,118
      15,920   United Online                                            229,726
       5,700   Volt Information Sciences (1)                            145,692
      16,015   Western Union                                            337,116
      36,389   Yahoo! (1)                                             1,020,347
                                                                 --------------
                                                                     52,363,014
               CHEMICALS & ALLIED PRODUCTS - 9.1%
     116,090   Abbott Laboratories                                    6,573,016
      34,334   Air Products & Chemicals                               2,626,551
      65,519   Amgen (1)                                              4,202,389
      21,327   Avery Dennison                                         1,326,539
      41,690   Biogen Idec (1)                                        1,968,185
     174,246   Bristol-Myers Squibb                                   5,028,739
      55,958   Colgate-Palmolive                                      3,790,595
      88,230   Dow Chemical                                           3,935,940

   Shares                                                            Value $
   ------                                                            -------
      26,727   Eastman Chemical                                       1,809,418
      91,100   EI du Pont de Nemours                                  4,479,387
      49,020   Eli Lilly                                              2,898,553
       8,808   FMC                                                      677,599
      16,006   Genentech (1)                                          1,280,320
      41,487   Gilead Sciences (1)                                    3,390,318
      20,383   Huntsman                                                 399,507
      56,213   Lyondell Chemical                                      1,749,349
     172,838   Merck                                                  8,890,787
     496,678   Pfizer                                                13,142,100
      15,518   PPG Industries                                         1,141,814
      28,236   Praxair                                                1,822,634
     206,830   Procter & Gamble                                      13,301,237
      19,545   UAP Holding                                              540,810
      13,159   Westlake Chemical                                        384,111
     105,070   Wyeth                                                  5,831,385
                                                                 --------------
                                                                     91,191,283
               COMMUNICATIONS - 4.5%
      39,089   Alltel                                                 2,450,489
     392,743   AT&T                                                  15,207,009
      74,907   Avaya (1)                                                967,798
      36,200   CBS Class B                                            1,150,074
      30,796   CenturyTel                                             1,418,156
       6,829   Citizens Communications                                  106,327
      50,851   Clear Channel Communications                           1,801,651
     111,680   Comcast Class A (1)                                    2,977,389
      54,859   Comcast Special Class A (1)                            1,448,278
      33,700   DIRECTV Group (1)                                        803,408
      34,956   EchoStar Communications
                  Class A (1)                                         1,626,503
      20,887   Embarq                                                 1,254,055
       4,200   Liberty Media Series A (1)                               474,474
     106,305   Sprint Nextel                                          2,129,289
       7,885   Telephone & Data Systems                                 449,051
     213,379   Verizon Communications                                 8,146,810
      40,896   Viacom Class B (1)                                     1,686,960
      69,538   Windstream                                             1,016,646
                                                                 --------------
                                                                     45,114,367
               CONSTRUCTION SPECIAL
               TRADE CONTRACTORS - 0.0%
       5,620   EMCOR Group (1)                                          352,318
                                                                 --------------
               DEPOSITORY INSTITUTIONS - 9.4%
     282,488   Bank of America                                       14,378,639
      72,080   Bank of New York                                       2,917,798
      63,590   BB&T                                                   2,646,616
      38,292   Capital One Financial                                  2,843,564
     348,105   Citigroup                                             18,665,390
      22,788   Comerica                                               1,410,805
      29,443   Corus Bankshares                                         494,937
      78,657   Fifth Third Bancorp                                    3,192,688
      54,711   Huntington Bancshares                                  1,213,490
      23,282   IndyMac Bancorp                                          704,048


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      26

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
     243,670   JPMorgan Chase                                        12,695,207
      94,200   Keycorp                                                3,361,056
      10,637   Mellon Financial                                         456,646
      85,836   National City                                          3,137,306
      98,718   Regions Financial                                      3,464,014
      11,083   SunTrust Banks                                           935,627
      32,364   U.S. Bancorp                                           1,111,703
     139,157   Wachovia                                               7,728,780
      94,245   Washington Mutual                                      3,956,405
     257,303   Wells Fargo                                            9,234,605
                                                                 --------------
                                                                     94,549,324
               EATING & DRINKING PLACES - 1.0%
      11,000   Bob Evans Farms                                          403,700
       7,970   CBRL Group                                               355,303
      11,240   CKE Restaurants                                          228,284
      29,144   Darden Restaurants                                     1,208,893
       9,395   Jack in the Box (1)                                      625,895
     104,843   McDonald's                                             5,061,820
      34,476   Yum! Brands                                            2,132,685
                                                                 --------------
                                                                     10,016,580
               EDUCATIONAL SERVICES - 0.1%
      25,668   Apollo Group Class A (1)                               1,214,096
                                                                 --------------
               ELECTRIC & OTHER ELECTRICAL EQUIPMENT - 7.3%
       7,400   Acuity Brands                                            437,488
      19,440   Advanced Micro Devices (1)                               268,661
      23,360   Analog Devices                                           902,163
      12,990   Broadcom Class A (1)                                     422,825
     442,583   Cisco Systems (1)                                     11,834,669
      64,605   Emerson Electric                                       3,035,789
     649,941   General Electric                                      23,956,825
      29,504   Harris                                                 1,515,030
     430,321   Intel                                                  9,251,902
       7,700   Inter-Tel                                                194,194
       6,543   Interdigital Communications (1)                          215,134
      33,028   Linear Technology                                      1,235,908
      46,386   Maxim Integrated Products                              1,471,364
      32,531   Microchip Technology                                   1,312,301
     207,688   Motorola                                               3,599,233
      58,121   National Semiconductor                                 1,528,582
      41,857   Network Appliance (1)                                  1,557,499
      23,916   Plantronics                                              600,531
     109,083   Qualcomm                                               4,777,835
      33,217   Silicon Image (1)                                        290,981
     118,092   Texas Instruments                                      4,058,822
      12,282   Whirlpool                                              1,302,260
                                                                 --------------
                                                                     73,769,996
               ELECTRIC, GAS & SANITARY SERVICES - 3.2%
      59,724   Allied Waste Industries (1)                              798,510
      68,966   American Electric Power                                3,463,472
     103,090   Centerpoint Energy                                     1,941,185

   Shares                                                            Value $
   ------                                                            -------
      46,303   Consolidated Edison                                    2,373,492
      30,365   DTE Energy                                             1,536,165
     135,878   Duke Energy                                            2,788,217
       1,043   Great Plains Energy                                       34,043
      29,876   Integrys Energy Group                                  1,676,044
      74,545   KeySpan                                                3,086,908
       9,147   NiSource                                                 224,925
      19,951   Oneok                                                    965,828
      47,394   PG&E                                                   2,398,136
      39,410   Progress Energy                                        1,992,175
      83,640   Southern                                               3,160,756
      37,000   TECO Energy                                              664,150
       9,898   TXU                                                      649,111
      27,000   UGI                                                      765,720
      66,490   Waste Management                                       2,487,391
      44,145   Xcel Energy                                            1,063,453
                                                                 --------------
                                                                     32,069,681
               ENGINEERING, ACCOUNTING &
               RESEARCH MANAGEMENT - 0.5%
      44,369   Celgene (1)                                            2,713,608
      24,059   KBR (1)                                                  497,069
         503   Moody's                                                   33,259
      42,842   Paychex                                                1,589,438
      32,900   SAIC (1)                                                 601,741
                                                                 --------------
                                                                      5,435,115
               FABRICATED METAL PRODUCTS - 0.4%
       7,858   Alliant Techsystems (1)                                  731,816
      28,688   Ball                                                   1,454,195
      16,189   Commercial Metals                                        542,817
      16,554   Silgan Holdings                                          949,868
                                                                 --------------
                                                                      3,678,696
               FOOD & KINDRED PRODUCTS - 4.4%
     147,758   Altria Group                                          10,183,481
      62,614   Anheuser-Busch                                         3,079,983
      15,873   Archer-Daniels-Midland                                   614,285
      21,623   Bunge                                                  1,638,158
      44,700   Campbell Soup                                          1,747,770
     181,200   Coca-Cola                                              9,456,828
      14,800   Hormel Foods                                             563,732
      54,623   Kellogg                                                2,890,103
     102,252   Kraft Foods Class A                                    3,422,374
      46,374   Pepsi Bottling Group                                   1,521,531
     123,554   PepsiCo                                                8,165,684
      68,302   Sara Lee                                               1,120,836
         311   Wm. Wrigley Jr.                                           18,312
                                                                 --------------
                                                                     44,423,077
               FOOD STORES - 0.5%
      86,600   Kroger                                                 2,555,566
      87,573   Starbucks (1)                                          2,716,514
                                                                 --------------
                                                                      5,272,080


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      27

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               FURNITURE & FIXTURES - 0.5%
      33,018   Johnson Controls                                       3,378,732
      40,443   Masco                                                  1,100,454
      17,867   Tempur-Pedic International                               464,006
                                                                 --------------
                                                                      4,943,192
               GENERAL MERCHANDISE STORES - 2.5%
      65,438   Costco Wholesale                                       3,505,514
      40,971   Dollar General                                           874,731
      24,972   JC Penney                                              1,975,035
       2,265   Sears Holdings (1)                                       432,411
      84,415   Target                                                 5,011,718
      60,620   TJX                                                    1,690,692
     239,027   Wal-Mart Stores                                       11,454,174
                                                                 --------------
                                                                     24,944,275
               HEALTH SERVICES - 0.4%
      40,655   Apria Healthcare Group (1)                             1,290,390
      22,823   Coventry Health Care (1)                               1,319,854
      26,200   Kindred Healthcare (1)                                   914,904
                                                                 --------------
                                                                      3,525,148
               HOLDING & OTHER INVESTMENT OFFICES - 1.5%
      20,000   American Home Mortgage
                  Investment REIT                                       495,600
          19   Berkshire Hathaway Class A (1)                         2,074,800
      20,229   Boston Properties REIT                                 2,378,121
      13,159   Federal Realty Investment
                  Trust REIT                                          1,186,547
      29,200   Host Hotels & Resorts REIT                               748,688
      31,624   Kimco Realty REIT                                      1,520,166
      12,145   Maguire Properties REIT                                  437,585
      28,076   Public Storage REIT                                    2,620,052
       8,304   Simon Property Group REIT                                957,285
      22,322   Vornado Realty Trust REIT                              2,648,059
                                                                 --------------
                                                                     15,066,903
               HOME FURNITURE, FURNISHINGS &
               EQUIPMENT STORES - 0.1%
      21,465   Best Buy                                               1,001,342
                                                                 --------------
               HOTELS, ROOMING HOUSES, CAMPS
               & OTHER LODGING - 0.0%
       8,928   Ameristar Casinos                                        271,054
                                                                 --------------
               INDUSTRIAL & COMMERCIAL MACHINERY/
               COMPUTER EQUIPMENT - 5.3%
      62,894   3M                                                     5,205,736
      39,398   Apple (1)                                              3,931,920
     125,092   Applied Materials                                      2,404,268
       7,970   Carlisle                                                 328,205
      55,189   Caterpillar                                            4,007,825
      14,456   Cummins                                                1,332,265
       7,500   Cymer (1)                                                303,825
      22,297   Deere                                                  2,439,292
     184,858   Dell (1)                                               4,660,270
      17,816   Eaton                                                  1,589,365

   Shares                                                            Value $
   ------                                                            -------
      47,409   EMC (1)                                                  719,669
     152,437   Hewlett-Packard                                        6,423,695
     116,205   International Business Machines                       11,877,313
      27,000   Lam Research (1)                                       1,452,060
      14,200   Lennox International                                     480,102
      20,577   Lexmark International Class A (1)                      1,121,447
       3,700   Micros Systems (1)                                       202,760
      15,938   Oil States International (1)                             540,776
      18,507   Parker Hannifin                                        1,705,235
      29,686   Smith International                                    1,556,734
      28,939   Western Digital (1)                                      511,642
                                                                 --------------
                                                                     52,794,404
               INSURANCE CARRIERS - 4.6%
      66,549   Allstate                                               4,147,334
       6,417   American Financial Group                                 226,328
     137,575   American International Group                           9,617,868
      14,731   Assurant                                                 847,474
      50,273   Chubb                                                  2,706,196
      24,091   Cincinnati Financial                                   1,089,877
      72,512   Genworth Financial Class A                             2,645,963
      15,529   HCC Insurance Holdings                                   476,119
      29,023   Humana (1)                                             1,835,414
      73,794   MetLife                                                4,848,266
      30,297   MGIC Investment                                        1,866,598
      29,994   Nationwide Financial Services
                  Class A                                             1,713,557
      11,000   Odyssey Re Holdings                                      460,900
      17,779   Philadelphia Consolidated
                  Holding (1)                                           771,609
      20,719   Reinsurance Group of America                           1,291,001
       5,285   Safety Insurance Group                                   211,717
      18,720   Selective Insurance Group                                488,218
      32,419   Travelers                                              1,753,868
         635   Triad Guaranty (1)                                        28,073
     114,923   UnitedHealth Group                                     6,097,814
      15,700   WellCare Health Plans (1)                              1,265,263
       1,015   WellPoint (1)                                             80,154
      58,885   WR Berkley                                             1,913,174
                                                                 --------------
                                                                     46,382,785
               LEATHER & LEATHER PRODUCTS - 0.1%
      28,900   Coach (1)                                              1,411,187
                                                                 --------------
               LUMBER & WOOD PRODUCTS - 0.0%
       4,400   American Woodmark                                        151,844
                                                                 --------------
               MEASURING, ANALYZING & CONTROLLING
               INSTRUMENTS - 2.7%
      43,509   Applera - Applied Biosystems
                  Group                                               1,359,221
      36,775   Baxter International                                   2,082,568
      46,212   Becton Dickinson                                       3,636,422
      25,266   Biomet                                                 1,091,491
      30,488   Kla-Tencor                                             1,693,609
     107,957   Medtronic                                              5,714,164


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      28

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
      22,900   Rockwell Automation                                    1,363,466
       9,311   Rockwell Collins                                         611,453
      44,639   St. Jude Medical (1)                                   1,910,103
      34,800   Stryker (1)                                            2,259,912
      27,697   Thermo Fisher Scientific (1)                           1,441,906
      23,900   Xerox (1)                                                442,150
      36,153   Zimmer Holdings (1)                                    3,271,124
                                                                 --------------
                                                                     26,877,589
               METAL MINING - 0.4%
      19,772   Freeport-McMoRan Copper &
                  Gold Class B                                        1,327,888
      18,750   Newmont Mining                                           781,875
      28,688   Southern Copper                                        2,303,646
                                                                 --------------
                                                                      4,413,409
               MINING & QUARRYING OF
               NONMETALLIC MINERALS - 0.1%
      16,800   Compass Minerals International                           576,912
                                                                 --------------
               MISCELLANEOUS RETAIL - 0.9%
      12,331   Big 5 Sporting Goods                                     315,674
      63,426   CVS                                                    2,298,558
       8,025   Dick's Sporting Goods (1)                                450,122
      32,882   Dollar Tree Stores (1)                                 1,292,920
      34,786   Office Depot (1)                                       1,169,505
      33,637   PetSmart                                               1,116,412
      88,500   Rite Aid (1)                                             543,390
         638   Staples                                                   15,823
      45,805   Walgreen                                               2,010,840
                                                                 --------------
                                                                      9,213,244
               MOTION PICTURES - 1.3%
      30,600   Blockbuster Class A (1)                                  189,720
      79,130   News Class A                                           1,771,721
      33,134   News Class B                                             795,216
     269,441   Time Warner                                            5,558,568
     123,446   Walt Disney                                            4,318,141
                                                                 --------------
                                                                     12,633,366
               MOTOR FREIGHT TRANSPORTATION
               & WAREHOUSING - 0.5%
      35,186   JB Hunt Transport Services                               952,133
      63,004   United Parcel Service Class B                          4,437,372
                                                                 --------------
                                                                      5,389,505
               NON-DEPOSITORY CREDIT INSTITUTIONS - 1.6%
      14,344   Advance America Cash
                  Advance Centers                                       245,856
      25,752   American Capital Strategies                            1,253,607
      92,068   American Express                                       5,585,766
      34,706   CapitalSource REIT                                       894,374
      25,102   CIT Group                                              1,497,334
      21,809   Countrywide Financial                                    808,678
      86,879   Fannie Mae                                             5,118,911
      14,300   First Marblehead                                         518,375

   Shares                                                            Value $
   ------                                                            -------
       1,208   Freddie Mac                                               78,254
      16,800   MCG Capital                                              296,016
                                                                 --------------
                                                                     16,297,171
               OIL & GAS EXTRACTION - 2.6%
      62,267   Anadarko Petroleum                                     2,905,378
       5,200   Arena Resources (1)                                      244,140
      56,586   BJ Services                                            1,621,755
      50,404   Devon Energy                                           3,672,940
      29,200   ENSCO International                                    1,646,296
      22,085   Halliburton                                              701,640
       6,300   Hercules Offshore (1)                                    198,009
      28,400   Newfield Exploration (1)                               1,242,500
      35,911   Noble Energy                                           2,111,926
      80,407   Occidental Petroleum                                   4,076,635
      42,864   Patterson-UTI Energy                                   1,045,453
       4,100   Petroleum Development (1)                                213,200
      50,259   Schlumberger                                           3,710,622
       5,282   SEACOR Holdings (1)                                      503,269
      34,945   Weatherford International (1)                          1,834,263
                                                                 --------------
                                                                     25,728,026
               PAPER & ALLIED PRODUCTS - 0.1%
       9,228   Greif Class A                                            513,077
       1,634   Neenah Paper                                              62,419
       6,200   Rock-Tenn Class A                                        237,212
       8,400   Sonoco Products                                          358,176
                                                                 --------------
                                                                      1,170,884
               PERSONAL SERVICES - 0.1%
      51,084   H&R Block                                              1,155,009
                                                                 --------------
               PETROLEUM REFINING - 6.1%
     159,880   Chevron                                               12,437,065
     122,332   ConocoPhillips                                         8,483,724
     381,178   Exxon Mobil                                           30,257,910
      34,738   Hess                                                   1,971,381
      33,945   Marathon Oil                                           3,447,115
      12,163   Sunoco                                                   918,671
      56,716   Valero Energy                                          3,983,165
                                                                 --------------
                                                                     61,499,031
               PIPELINES, EXCEPT NATURAL GAS - 0.2%
      29,696   Plains All American Pipeline LP                        1,751,767
       1,470   Sunoco Logistics Partners LP                              88,259
       7,100   TEPPCO Partners LP                                       323,405
                                                                 --------------
                                                                      2,163,431
               PRIMARY METAL INDUSTRIES - 0.6%
      73,550   Corning (1)                                            1,744,606
      10,905   General Cable (1)                                        626,383
       9,982   Mueller Industries                                       327,409
      42,165   Nucor                                                  2,675,791
       8,304   Superior Essex (1)                                       296,453
                                                                 --------------
                                                                      5,670,642

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      29

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               PRINTING, PUBLISHING &
               ALLIED INDUSTRIES - 0.8%
      24,380   Dow Jones                                                885,725
      15,014   EW Scripps Class A                                       650,106
      49,744   Gannett                                                2,838,393
      21,230   Idearc                                                   737,743
      14,197   McGraw-Hill                                              930,329
      10,054   Meredith                                                 582,328
      29,496   Tribune                                                  967,469
                                                                 --------------
                                                                      7,592,093
               REAL ESTATE - 0.1%
      23,013   CB Richard Ellis Group Class A (1)                       778,990
                                                                 --------------
               SECURITY & COMMODITY BROKER, DEALERS
               EXCHANGES & SERVICES - 2.9%
       7,549   AllianceBernstein Holding LP                             686,657
       3,271   Cbot Holdings Class A (1)                                617,140
       1,256   Chicago Mercantile Exchange
                  Holdings Class A                                      649,038
      37,477   Goldman Sachs Group                                    8,192,847
      60,060   Lehman Brothers Holdings                               4,521,317
      39,475   Merrill Lynch                                          3,561,829
      92,054   Morgan Stanley                                         7,733,457
      11,038   Nuveen Investments Class A                               588,325
      24,691   T Rowe Price Group                                     1,226,649
      71,485   TD Ameritrade Holding (1)                              1,218,819
                                                                 --------------
                                                                     28,996,078
               TOBACCO PRODUCTS - 0.3%
      25,000   Reynolds American                                      1,606,500
      19,474   UST                                                    1,103,786
                                                                 --------------
                                                                      2,710,286
               TRANSPORTATION BY AIR - 0.2%
       4,900   Atlas Air Worldwide Holdings (1)                         281,848
       9,696   FedEx                                                  1,022,346
      10,200   Republic Airways Holdings (1)                            216,852
      13,841   Skywest                                                  376,614
                                                                 --------------
                                                                      1,897,660
               TRANSPORTATION EQUIPMENT - 2.4%
      28,978   Boeing                                                 2,694,954
      44,813   General Dynamics                                       3,517,821
      27,242   Goodrich                                               1,548,435
      36,814   Harley-Davidson                                        2,331,062
       5,660   Honeywell International                                  306,659
      16,600   Lear                                                     609,552
      35,379   Lockheed Martin                                        3,401,337
      10,803   Northrop Grumman                                         795,533
      29,812   Paccar                                                 2,503,612
      11,436   Polaris Industries                                       577,861
      85,629   United Technologies                                    5,748,275
                                                                 --------------
                                                                     24,035,101

   Shares                                                            Value $
   ------                                                            -------
               TRANSPORTATION SERVICES - 0.0%
       7,888   Pacer International                                      201,538
                                                                 --------------
               WATER TRANSPORTATION - 0.2%
      14,100   General Maritime                                         452,187
       6,200   Horizon Lines, Class A                                   210,862
      19,293   OMI                                                      560,847
       8,125   Overseas Shipholding Group                               575,250
                                                                 --------------
                                                                      1,799,146
               WHOLESALE TRADE NON-DURABLE
               GOODS - 1.4%
      30,929   AmerisourceBergen                                      1,546,141
      33,300   Cardinal Health                                        2,329,335
      51,816   Dean Foods                                             1,887,657
      59,613   McKesson                                               3,507,033
      15,500   Men's Wearhouse                                          670,685
      34,788   Nike Class B                                           1,873,681
      70,234   Sysco                                                  2,299,461
                                                                 --------------
                                                                     14,113,993
               WHOLESALE TRADE-DURABLE
               GOODS - 1.7%
      12,582   Anixter International (1)                                900,871
      20,566   Arrow Electronics (1)                                    812,769
      26,392   Avnet (1)                                              1,079,433
     216,174   Johnson & Johnson                                     13,882,694
         334   W.W. Grainger                                             27,595
                                                                 --------------
                                                                     16,703,362
                                                                 --------------
               Total United States                                  896,826,823
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $849,691,104)                               973,983,554
                                                                 --------------

  Principal
  Amount $
  ---------
               SHORT-TERM
               INVESTMENT - 2.9%
  29,092,091   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                       29,092,091
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $29,092,091)                                 29,092,091
                                                                 --------------
               TOTAL
                  INVESTMENTS - 99.9%
                  (Cost $878,783,195)                             1,003,075,645
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - 0.1%                                    860,735
                                                                 --------------
               NET ASSETS - 100.0%                               $1,003,936,380
                                                                 ==============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      30

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)



(1)  Denotes non-income producing security.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of this security amounted to $156,706, representing 0.0% of the net assets of the Fund.
(3) Security considered illiquid. On April 30, 2007, the value of this security amounted to $156,706, representing 0.0% of the net assets of the Fund. Security is fair valued. (See Note 2 in Notes to Financial Statements.)
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of April 30, 2007:

                                                                        NET
                             NUMBER                                 UNREALIZED
                               OF                    EXPIRATION    APPRECIATION
                           CONTRACTS      VALUE         DATE      (DEPRECIATION)
--------------------------------------------------------------------------------
LONG:
     S&P 500                   27      $10,046,700      June-07      $ 68,312
     S&P/TSE
        60 Index               14        1,936,482      June-07       (31,579)
                                                                     --------
                                                                     $ 36,733
                                                                     ========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      31

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 95.8%
               AUSTRALIA - 7.6%
      16,132   Abacus Property Group                                     26,457
       8,802   Amcor                                                     54,201
       6,157   Aspen Group                                               11,995
       3,596   Ausdrill                                                   6,146
       1,450   Auspine                                                    4,830
       3,504   AWB                                                        9,810
       4,728   BlueScope Steel                                           46,930
       4,387   Boral                                                     30,583
      10,346   Centro Retail Group                                       14,395
       1,827   City Pacific                                               6,894
         108   Coca-Cola Amatil                                             848
         573   Commonwealth Bank of Australia                            24,979
      19,599   Commonwealth Property
                  Office Fund                                            23,375
       1,397   Crane Group                                               19,356
       8,624   CSR                                                       26,150
      21,267   DB RREEF Trust                                            31,648
      12,766   DUET Group                                                36,607
      15,935   Futuris                                                   31,596
         623   Galileo Shopping America Trust                               613
         278   GrainCorp                                                  2,360
       1,049   GUD Holdings                                               7,026
       5,693   Hastings Diversified Utilities Fund                       15,414
      15,936   ING Industrial Fund                                       32,175
      19,042   ING Office Fund                                           26,047
      17,158   Investa Property Group                                    37,872
       3,171   MacArthur Coal                                            13,017
         335   Macquarie Airports Management                              1,103
       4,797   Macquarie Communications
                  Infrastructure Group                                   26,247
      14,277   Macquarie CountryWide Trust                               25,244
      14,897   Macquarie DDR Trust                                       15,460
      20,326   Macquarie Office Trust                                    26,974
      14,512   Macquarie ProLogis Trust                                  16,985
      11,656   Pacific Brands                                            31,176
       6,002   PaperlinX                                                 19,348
       1,841   Port Bouvard                                               3,250
       1,916   Ridley Corp                                                1,840
       3,828   Santos                                                    35,441
       1,665   Sims Group                                                33,549
       9,536   Smorgon Steel Group                                       17,297
         123   Stockland                                                    876
       1,277   TABCORP Holdings                                          19,131
      14,080   Telstra                                                   54,377
       7,449   Tishman Speyer Office Fund                                16,401
      11,598   Valad Property Group                                      21,571
         552   Wesfarmers                                                17,871
       2,681   Westfield Group                                           46,406
                                                                 --------------
                                                                        971,871

   Shares                                                            Value $
   ------                                                            -------
               AUSTRIA - 0.4%
         159   Agrana Beteiligungs (1)                                   16,746
         587   OMV (1)                                                   37,150
                                                                 --------------
                                                                         53,896
               BELGIUM - 3.5%
           3   Banque Nationale de Belgique                              14,707
          98   Befimmo REIT                                              11,645
         121   Bekaert                                                   17,193
         861   Belgacom                                                  37,838
          42   Cie du Bois Sauvage                                       20,741
          70   Cofinimmo REIT (1)                                        14,354
         115   Compagnie Immobiliere
                  de Belgique                                             7,415
         429   Cumerio                                                   12,909
         545   Delhaize Group                                            52,321
       1,843   Dexia                                                     60,106
       1,113   Euronav                                                   37,444
         378   Gimv                                                      26,464
         136   Intervest Offices REIT                                     5,460
         298   KBC Groep (1)                                             39,422
         205   Solvay                                                    32,452
         634   Tessenderlo Chemie                                        33,857
         214   Warehouses De Pauw REIT                                   14,868
          66   Wereldhave Belgium REIT                                    5,703
                                                                 --------------
                                                                        444,899
               BERMUDA - 0.1%
       1,355   Catlin Group                                              14,079
           2   Ship Finance International (1)                                58
                                                                 --------------
                                                                         14,137
               BRAZIL - 1.2%
         500   Banco do Brasil                                           17,217
         600   Banco Nossa Caixa                                          9,357
         500   Brasil Telecom Participacoes ADR                          26,515
         500   Cia de Saneamento Basico do
                  Estado de Sao Paulo ADR                                17,275
     600,000   Cia Paranaense de Energia                                  6,947
       1,000   Cia Petroquimica do Sul                                   17,601
       1,500   CPFL Energia                                              23,599
       1,200   Gerdau ADR                                                24,036
       1,000   Tele Norte Leste Participacoes
                  ADR                                                    16,370
                                                                 --------------
                                                                        158,917
               BRITISH VIRGIN ISLANDS - 0.0%
       5,357   Empire Online                                              4,427
                                                                 --------------
               CANADA - 7.4%
       4,400   Abitibi-Consolidated                                      11,539
       1,800   Algonquin Power Income Fund                               15,005
         400   Atco                                                      17,696
         981   Baytex Energy Trust                                       18,639
       1,600   BCE                                                       53,915


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      32

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
       1,600   Bell Aliant Regional Communications (1)                   45,177
         500   Calloway REIT                                             12,392
       1,000   Canadian Apartment
                  Properties REIT                                        18,953
       1,000   Chartwell Seniors Housing REIT                            13,879
         800   Cinram International
                  Income Fund                                            17,974
         600   Cominar REIT                                              12,897
       1,100   Emera                                                     21,324
         900   Empire Class A                                            34,512
         532   Enerplus Resources Fund                                   23,142
         500   EPCOR Power LP                                            11,793
         200   Fairfax Financial Holdings                                45,811
         500   Fording Canadian Coal Trust                               11,968
       1,442   GAZ Metro LP                                              21,560
         800   George Weston                                             54,867
       2,040   Gerdau Ameristeel                                         25,092
       1,100   H&R REIT                                                  24,843
       1,000   InnVest REIT                                              12,924
       2,200   Inter Pipeline Fund Class A                               18,736
         600   Laurentian Bank of Canada                                 17,433
       1,100   Linamar                                                   16,337
         500   Magna International Class A                               39,586
         600   Manitoba Telecom Services                                 25,847
       1,000   Mullen Group Income Fund                                  18,088
       3,000   Norbord                                                   22,792
         800   Northbridge Financial                                     23,179
         800   Phoenix Technology Income Fund                             6,525
       1,000   Power Corp. of Canada                                     34,021
         400   Precision Drilling Trust                                   9,582
       1,100   Primaris Retail REIT                                      20,323
       1,400   Provident Energy Trust                                    16,339
         600   Quebecor World                                             8,133
         600   RioCan REIT                                               13,897
       1,100   Rothmans                                                  21,195
         400   Sobeys                                                    20,602
         900   Thunder Energy Trust                                       3,326
         996   Torstar, Class B                                          18,679
       1,100   TransAlta                                                 25,924
         300   West Fraser Timber                                        11,020
       2,200   Yellow Pages Income Fund                                  27,877
                                                                 --------------
                                                                        945,343
               CHILE - 0.1%
   1,941,329   CorpBanca (1)                                             10,281
                                                                 --------------
               CHINA - 0.8%
      16,000   Aluminum Corp. of China
                  Class H                                                18,568
      26,000   China Petroleum & Chemical
                  Class H                                                22,671
      34,000   China Telecom Class H                                     16,107
      18,000   Huaneng Power International
                  Class H                                                18,179

   Shares                                                            Value $
   ------                                                            -------
      16,000   PetroChina Class H                                        17,967
      20,000   Sinopec Shanghai Petrochemical
                  Class H                                                11,380
                                                                 --------------
                                                                        104,872
               DENMARK - 0.1%
         200   D/S Torm                                                  14,021
                                                                 --------------
               FINLAND - 2.1%
         630   Elcoteq                                                    5,483
         686   Huhtamaki (1)                                             11,665
         400   Kesko B Shares                                            27,748
       1,514   Neste Oil                                                 53,449
       1,000   OKO Bank Class A                                          18,975
       1,220   Outokumpu (1)                                             40,534
         400   PKC Group                                                  5,718
       2,119   Raisio V Shares                                            5,789
         600   Rautaruukki                                               32,350
       2,248   Stora Enso R Shares (1)                                   41,017
         905   UPM-Kymmene (1)                                           22,302
                                                                 --------------
                                                                        265,030
               FRANCE - 7.6%
         865   Air France-KLM                                            44,110
         701   AXA                                                       32,182
         443   BNP Paribas (1)                                           51,387
         440   Bongrain                                                  48,317
         684   Bouygues                                                  54,496
         535   Casino Guichard-Perrachon                                 57,467
         462   CNP Assurances                                            58,889
         138   Compagnie Plastic-Omnium                                   6,947
       1,199   Credit Agricole (1)                                       50,484
         201   Esso Ste Anonyme Francaise                                55,882
       1,950   France Telecom (1)                                        57,016
         316   Lagardere (1)                                             24,833
       1,700   Natixis                                                   46,370
         479   Peugeot                                                   38,860
         254   Pierre & Vacances                                         37,053
         402   Rallye                                                    28,056
         403   Renault                                                   52,310
         285   Societe Generale                                          60,392
         169   Ste Industrielle d'Aviation
                  Latecoere (1)                                           6,180
         737   TOTAL (1)                                                 54,324
         949   Valeo (1)                                                 54,519
       1,190   Vivendi (1)                                               49,081
                                                                 --------------
                                                                        969,155
               GERMANY - 7.0%
          48   Allianz (1)                                               10,938
         220   AMB Generali Holding                                      34,718
         752   Balda                                                     10,724
         420   BASF (1)                                                  50,105
         765   Bayerische Motoren Werke                                  47,051
         646   DaimlerChrysler                                           52,288


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      33

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
         347   Deutsche Bank                                             53,221
       1,800   Deutsche Lufthansa                                        53,797
       1,587   Deutsche Post                                             54,629
       2,929   Deutsche Telekom                                          53,330
         277   E.ON (1)                                                  41,429
         337   Hannover Rueckversicherung (1)                            17,061
         906   IKB Deutsche Industriebank (1)                            37,587
         455   Indus Holding (1)                                         19,386
         285   Koenig & Bauer (1)                                        10,242
         848   Leoni (1)                                                 38,298
         198   Muenchener Rueckversicherungs                             35,168
         998   MVV Energie                                               41,371
         573   Norddeutsche Affinerie                                    18,881
         519   RWE (1)                                                   54,698
         125   Schlott Gruppe                                             3,882
         256   Sixt                                                      14,806
         715   Suedzucker                                                14,625
       1,055   ThyssenKrupp                                              56,355
         205   Volkswagen                                                30,968
         921   Wuestenrot & Wuerttembergische                            31,388
                                                                 --------------
                                                                        886,946
               GREECE - 0.9%
       1,100   Diana Shipping                                            22,275
         600   DryShips                                                  21,228
       1,320   Heracles General Cement (1)                               32,226
       1,059   Public Power                                              27,753
       2,651   Technical Olympic                                          5,909
                                                                 --------------
                                                                        109,391
               GUERNSEY - 0.3%
       5,219   ISIS Property Trust 2                                     14,160
       7,417   UK Balanced Property Trust                                21,131
                                                                 --------------
                                                                         35,291
               HONG KONG - 0.8%
      36,822   Champion Technology Holdings                               7,474
       2,000   Guoco Group                                               28,899
       5,000   Orient Overseas International                             42,280
      18,000   Public Financial Holdings                                 13,612
      14,000   TPV Technology                                             9,396
       6,000   Truly International Holdings                               6,019
                                                                 --------------
                                                                        107,680
               INDONESIA - 0.2%
     501,000   Bank Internasional Indonesia (1)                          10,270
      10,000   Gudang Garam                                              11,851
                                                                 --------------
                                                                         22,121
               IRELAND - 0.2%
      10,585   Fyffes                                                    14,581
       4,558   Total Produce (1)                                          4,789
                                                                 --------------
                                                                         19,370
               ISRAEL - 0.6%
       1,618   Bank Hapoalim                                              8,450
       4,582   Bank Leumi Le-Israel                                      17,203

   Shares                                                            Value $
   ------                                                            -------
       5,521   Bezeq Israeli Telecommunication                            8,811
          46   Delek Group (1)                                           10,214
         265   Discount Investment                                        7,977
         232   IDB Development                                            8,545
       5,619   Migdal Insurance Holdings                                  9,225
                                                                 --------------
                                                                         70,425
               ITALY - 6.3%
         706   Acegas (1)                                                 8,965
       7,695   AEM                                                       30,079
       2,604   Alleanza Assicurazioni                                    36,564
         291   Banco di Sardegna                                          8,366
       1,861   BPU Banca                                                 56,306
       1,984   Caltagirone (1)                                           25,822
       8,978   Cofide (1)                                                16,876
       5,057   Cremonini (1)                                             18,639
       5,016   Enel                                                      56,998
       1,705   ENI                                                       56,538
       1,189   ERG                                                       33,236
       1,754   Ergo Previdenza                                           12,570
       1,078   Fondiaria                                                 57,086
       6,433   Intek                                                      8,668
       6,845   Intesa Sanpaolo                                           57,348
         204   Italmobiliare                                             26,183
       9,808   KME Group (1)                                              9,695
       2,695   Meliorbanca                                               17,742
       1,746   Milano Assicurazioni                                      17,196
       3,113   Navigazione Montanari (1)                                 18,643
      12,085   Pirelli (1)                                               15,073
         171   Pirelli & C Real Estate (1)                               13,009
       3,710   Snam Rete Gas (1)                                         23,694
         447   Societa Cattolica di Assicurazioni                        28,091
       1,322   Societa Iniziative Autostradali
                  e Servizi                                              22,376
      16,320   Telecom Italia (1)                                        48,961
       7,339   Terna                                                     27,366
      13,810   Unipol                                                    54,901
                                                                 --------------
                                                                        806,991
               JAPAN - 13.1%
       3,400   Alps Electric                                             35,136
       1,400   Arbeit-Times (1)                                           2,099
       2,000   Ashimori Industry                                          4,328
           6   Can Do                                                     4,987
       1,000   CFS                                                        4,708
       1,200   Cleanup                                                   10,666
      10,000   Cosmo Oil                                                 41,635
       2,000   Dai-Ichi Kogyo Seiyaku                                     5,192
       1,000   Daio Paper                                                 7,674
          44   Dynacity                                                   3,633
         700   Eneserve (1)                                               2,386
         700   Ferrotec                                                   5,269
       9,000   Fuji Heavy Industries                                     44,527
       4,000   Fujitsu                                                   25,148
       3,000   Fujitsu General (1)                                        6,701


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      34

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
         500   Fuyo General Lease                                        15,908
           2   Grandy House (1)                                           1,524
       3,000   Gun-Ei Chemical Industry                                   8,180
         600   Hakuto                                                     8,874
       2,000   Hanwa                                                     10,046
       8,000   Hino Motors                                               44,063
         800   Hitachi Capital                                           13,383
       2,000   Hodogaya Chemical                                          6,886
       4,000   Hokkaido Gas                                              10,279
       1,000   Hokkan Holdings                                            3,625
       1,400   Hokuriku Electric Power                                   31,812
       6,000   Hunet                                                      1,151
       3,000   Ichikoh Industries                                         8,387
       1,000   Inageya                                                    7,603
       2,400   Itochu Enex                                               18,340
       2,000   Izumiya                                                   15,662
       1,200   Japan Medical Dynamic
                  Marketing (1)                                           3,109
           8   Japan Prime REIT                                          36,411
       3,000   JFE Shoji Holdings                                        16,397
       1,000   JMS                                                        3,142
       1,000   Joshin Denki                                               6,681
         600   Kaga Electronics                                          11,025
         800   Kato Sangyo                                               10,854
         700   Kojima                                                     5,621
       6,000   Kurabo Industries                                         16,336
         200   Kyoshin Technosonic (1)                                    1,576
       1,600   Kyushu Electric Power                                     45,079
       6,000   Marubeni                                                  36,035
       1,200   Marusan Securities                                        15,102
       2,000   Mito Securities                                            8,950
       1,000   Mitsuba                                                    7,906
         300   Mitsubishi UFJ Lease & Finance                            12,832
       1,100   Mutow                                                      4,419
       3,000   Nakayama Steel Works                                      10,694
       1,000   NEC Fielding                                              12,788
         700   NEC Leasing                                               13,539
       3,000   Nice                                                      11,762
       1,000   Nippon Denwa Shisetsu                                      3,485
       3,000   Nippon Formula
                  Feed Manufacturing                                      4,140
       3,000   Nippon Light Metal                                         8,246
       6,000   Nippon Mining Holdings                                    48,196
       7,000   Nippon Oil                                                53,766
           8   Nippon Paper Group                                        27,078
          10   Nippon Telegraph & Telephone                              49,661
       4,000   Nippon Yusen Kabushiki Kaish                              34,407
       2,000   Nipro                                                     38,543
       4,200   Nissan Motor                                              42,254
       2,000   Nissan Shatai                                             10,079
       4,000   OJI Paper                                                 20,441
      13,000   Oki Electric Industry                                     22,359
       1,000   Oriental Yeast                                             6,008
       2,000   Pacific Industrial                                        12,008

   Shares                                                            Value $
   ------                                                            -------
         500   Poplar                                                     4,076
         500   Ricoh Leasing                                             11,598
       3,000   San-Ai Oil                                                15,397
       2,000   Sanden                                                     8,703
       1,900   Sankyo Seiko                                               9,910
       1,200   Sanoh Industrial                                           7,291
       1,700   Seiko Epson                                               51,501
       1,700   Seiko PMC                                                  5,355
       2,000   Shindengen Electric
                  Manufacturing                                           9,163
       3,400   Showa Shell Sekiyu                                        40,830
         200   Sogo Medical                                               4,732
           8   Tact Home                                                  5,903
       1,100   Taiho Kogyo                                               15,511
      13,000   Taisei                                                    44,836
       2,000   Takagi Securities                                          8,342
         660   Takefuji                                                  22,187
       2,000   Tayca                                                      5,219
       2,000   TBK                                                        7,735
       2,000   Tobu Store                                                 5,491
       2,000   Toho                                                       6,640
         800   Tohoku Electric Power                                     19,108
       2,000   Tokai                                                      6,785
       1,000   Tokai Lease                                                1,971
       5,000   Tokai Tokyo Securities                                    26,828
       1,100   Tokyo Leasing                                             16,276
       4,000   Tomoku                                                     8,594
       5,000   Toppan Printing                                           50,729
       3,000   Toshiba TEC                                               17,665
       3,000   Tosho Printing                                             9,362
       6,000   Toyo Ink Manufacturing                                    23,364
       2,000   Toyo Securities                                            8,204
       1,700   Toyota Auto Body                                          30,465
       2,000   UNY                                                       23,922
         200   USC (1)                                                    2,994
         900   Vital-net                                                  5,930
         900   Yellow Hat                                                 6,595
       3,000   Yodogawa Steel Works                                      18,519
       3,000   Yokohama Rubber                                           18,571
                                                                 --------------
                                                                      1,667,043
               LUXEMBOURG - 0.0%
         912   Gaming VC Holdings                                         2,395
                                                                 --------------
               MALAYSIA - 0.6%
       4,300   Hong Leong Financial Group                                 7,259
      12,900   Petronas Dagangan                                         26,472
       4,000   Shell Refining                                            12,493
       8,000   UMW Holdings                                              26,616
                                                                 --------------
                                                                         72,840
               MEXICO - 0.1%
       1,600   Alfa Class A                                              11,982
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      35

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               NETHERLANDS - 4.5%
         425   ABN AMRO Holding                                          20,618
       2,705   Aegon                                                     55,823
       1,247   Corporate Express (1)                                     16,753
       1,588   European Aeronautic
                  Defence and Space                                      50,821
       1,161   ING Groep                                                 52,876
         253   KAS Bank                                                   8,950
         447   Koninklijke                                               21,321
         579   Koninklijke Wessanen                                       9,144
         461   Nieuwe Steen
                  Investments Funds (1)                                  13,633
       2,430   OCE                                                       45,746
       1,363   Royal Dutch Shell A Shares                                47,339
       1,419   Royal Dutch Shell B Shares                                49,966
       3,072   Royal KPN                                                 52,152
       2,249   SNS Reaal (1)                                             56,380
       2,302   Trader Classified Media,Class A (1)                        3,561
         213   Univar                                                    11,692
         446   Vastned Offices/Industrial                                18,274
         235   Vastned Retail                                            22,924
         105   Wereldhave                                                15,188
                                                                 --------------
                                                                        573,161
               NEW ZEALAND - 0.6%
       4,151   Air New Zealand                                            8,669
       8,768   AMP NZ Office Trust                                        8,688
       2,955   Fisher & Paykel
                  Appliances Holdings                                     7,706
       1,497   Fletcher Building                                         12,617
       7,801   ING Property Trust                                         7,093
       1,500   Nuplex Industries                                          8,231
       1,780   Steel & Tube Holdings                                      5,547
       2,768   Telecom Corp. of New Zealand                               9,866
       4,529   Vector                                                     9,573
                                                                 --------------
                                                                         77,990
               NORWAY - 2.1%
       5,000   ABG Sundal Collier                                        11,674
       1,000   Aker Yards                                                17,934
         800   Camillo Eitzen                                             8,337
       1,900   DnB NOR                                                   27,112
       1,200   Frontline                                                 44,910
       1,650   Norsk Hydro                                               56,882
       2,000   Norske Skogindustrier ASA                                 30,609
       1,100   Sparebanken Midt-Norge                                    14,146
         250   Sparebanken Nord-Norge                                     5,954
         400   Sparebanken Rogaland                                      11,630
       1,300   Statoil                                                   36,389
                                                                 --------------
                                                                        265,577
               POLAND - 0.6%
         280   KGHM Polska Miedz                                         10,626
       2,061   Polski Koncern Naftowy Orlen                              33,583
       4,052   Telekomunikacja Polska                                    32,468
                                                                 --------------
                                                                         76,677

   Shares                                                            Value $
   ------                                                            -------
               PORTUGAL - 0.2%
       1,886   Semapa-Sociedade de
                  Investimento e Gestao                                  30,144
                                                                 --------------
               SINGAPORE - 0.9%
       1,000   Jardine Cycle & Carriage                                   8,677
      12,000   MobileOne                                                 17,664
      11,000   Neptune Orient Lines                                      25,860
       4,000   Singapore Airlines                                        47,635
       5,000   Singapore Petroleum                                       15,810
                                                                 --------------
                                                                        115,646
               SOUTH AFRICA - 1.1%
       3,056   African Bank Investments                                  14,735
       4,869   Growthpoint Properties                                    10,992
       1,003   JD Group                                                  13,297
       1,227   Liberty Group (1)                                         16,013
         449   Liberty Holdings (1)                                      14,919
       6,245   Metropolitan Holdings                                     14,887
         899   Mittal Steel South Africa                                 16,263
       4,750   Nampak                                                    15,476
         219   Nedbank Group                                              4,692
         729   Telkom                                                    17,903
                                                                 --------------
                                                                        139,177
               SOUTH KOREA - 3.9%
         510   Daishin Securities                                        12,342
         720   Dongkuk Steel Mill                                        19,650
         590   GS Holdings                                               26,746
         580   Hanjin Shipping                                           25,317
         240   Honam Petrochemical                                       19,896
         790   Hyundai Merchant Marine                                   25,048
         190   Hyundai Motor                                             12,020
         900   Hyundai Securities                                        13,785
         440   Hyundai Steel                                             18,153
         810   Korea Electric Power                                      33,042
         450   Korea Gas                                                 18,605
           4   Korean Air Lines                                             188
       1,000   KT ADR                                                    22,660
         790   KT Freetel                                                24,241
         690   LG                                                        25,198
         390   LG Chem                                                   22,700
         650   LG Dacom                                                  15,915
         260   LG Electronics                                            17,346
         550   LS Cable                                                  30,038
          61   POSCO                                                     25,590
         250   S-Oil                                                     19,235
         200   Samsung SDI                                               11,697
         310   SK                                                        33,778
       1,200   SK Telecom ADR (1)                                        29,796
                                                                 --------------
                                                                        502,986
               SPAIN - 1.3%
       1,900   Banco Santander Central Hispano                           34,195
       4,100   Corp Mapfre                                               21,352


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      36

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
       1,018   Endesa                                                    55,608
       1,711   Repsol                                                    56,364
                                                                 --------------
                                                                        167,519
               SWEDEN - 4.2%
         750   Axfood                                                    30,363
         600   Bilia A Shares                                            11,092
         800   Brostrom B Shares                                         17,027
       1,000   D Carnegie                                                19,793
       2,000   Electrolux, Series B (1)                                  52,032
       1,700   Fabege                                                    45,316
         600   Haldex                                                    14,158
         300   Holmen B Shares                                           13,379
       1,096   Industrivarden C Shares                                   23,608
       1,600   Investor B Shares                                         42,826
       2,500   Klovern (1)                                               11,847
       2,200   Kungsleden                                                35,535
       1,000   NCC B Shares                                              28,112
       1,400   Ratos B Shares                                            46,539
       3,600   Securitas B Shares                                        54,724
         300   Svenska Cellulosa B Shares                                15,441
         800   Trelleborg B Shares                                       24,688
       2,500   Volvo A Shares (1)                                        49,633
                                                                 --------------
                                                                        536,113
               SWITZERLAND - 1.6%
         112   Basler Kantonalbank                                       11,054
         554   Ciba Specialty Chemicals (1)                              36,604
         391   Credit Suisse Group                                       30,688
          32   Georg Fischer                                             24,639
          40   Intershop Holdings                                        10,455
          15   Schweizerische National-
                  Versicherungs-Gesellschaft                             12,727
         120   Swiss Life Holding                                        30,888
         254   Swiss Prime Site (1)                                      15,516
         321   Swiss Reinsurance (1)                                     30,175
                                                                 --------------
                                                                        202,746
               TAIWAN - 0.2%
       1,100   Chunghwa Telecom ADR                                      21,890
                                                                 --------------
               THAILAND - 0.2%
       4,400   Advanced Info Service
                  Regular Shares                                          9,500
      40,800   Land & Houses                                              8,862
       1,600   Siam Cement                                               10,895
                                                                 --------------
                                                                         29,257
               TURKEY - 0.5%
       1,700   Aksa Akrilik Kimya Sanayii (1)                             4,696
       1,198   Arcelik                                                    8,840
       5,879   Dogan Sirketler Grubu
                  Holdings (1)                                           11,072
         879   Dogus Otomotiv Servis
                  ve Ticaret (1)                                          4,092
       1,178   Ford Otomotiv Sanayi                                       9,988

   Shares                                                            Value $
   ------                                                            -------
       1,695   Sarkuysan Elektrolitik Bakir (1)                           4,560
         794   Tupras Turkiye Petrol Rafine                              16,043
       2,020   Turkiye Vakiflar Bankasi Tao (1)                           5,276
                                                                 --------------
                                                                         64,567
               UNITED KINGDOM - 12.9%
       3,111   Alexon Group                                              15,510
       2,246   Alliance & Leicester                                      51,089
       1,378   Alliance Boots (1)                                        30,743
       7,696   Alpha Airports Group                                      11,105
         955   Anglo American                                            50,286
       3,368   Antofagasta                                               35,691
       2,470   Arriva                                                    37,126
       1,555   Aviva                                                     24,394
       3,488   Barclays                                                  50,350
       6,061   Beazley Group                                             19,138
         630   Blacks Leisure Group                                       3,294
       4,583   BP                                                        51,410
       5,557   Brit Insurance Holdings                                   39,021
         920   British Polythene Industries                               8,539
       7,956   BT Group                                                  50,041
       9,886   Chaucer Holdings                                          19,537
       2,439   Chesnara                                                   8,663
       8,987   Christian Salvesen                                        11,725
       6,947   Clinton Cards                                              9,478
       3,788   Davis Service Group                                       47,824
       1,586   Dawson Holdings                                            3,431
       4,005   DS Smith                                                  18,949
      15,196   DSG International                                         48,640
      11,047   FKI                                                       26,453
       3,931   George Wimpey                                             45,535
       6,340   Highway Insurance Holdings                                 9,304
         756   Hitachi Capital UK                                         4,040
       7,327   HMV Group                                                 16,436
       6,218   Home Retail Group                                         56,437
       2,718   HSBC Holdings                                             50,145
       5,329   Jessops                                                    1,969
         525   John Menzies                                               5,721
       1,666   Johnson Service Group                                     11,840
       1,470   Kensington Group                                          16,707
       2,822   Ladbrokes                                                 22,874
       9,304   Legal & General Group                                     28,530
       4,730   Lloyds TSB Group                                          54,613
       5,484   London Scottish Bank                                      12,460
       1,506   Luminar                                                   23,911
       2,782   Monstermob Group (1)                                       2,030
       2,380   Northern Rock                                             50,888
      15,332   Old Mutual                                                54,408
       2,744   Paragon Group                                             29,783
      10,545   Pendragon                                                 25,357
       4,006   Resolution                                                51,563
       4,395   Rexam                                                     46,002
       1,267   Royal Bank of Scotland Group                              48,507
       1,536   RPC Group                                                  7,998


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      37

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
       1,275   SciSys                                                     2,396
       1,872   Severn Trent                                              55,363
       9,697   SMG                                                       12,312
         400   Stolt-Nielsen                                             12,075
       1,355   Tate & Lyle                                               16,800
       5,848   Taylor Woodrow                                            56,340
       1,931   TDG                                                       11,780
       9,214   Tomkins                                                   48,571
         946   United Utilities                                          14,099
      15,968   Vodafone Group                                            45,424
       3,986   Wagon                                                      9,286
      24,233   Woolworths Group                                          14,221
                                                                 --------------
                                                                      1,648,162
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $10,536,677)                                 12,220,936
                                                                 --------------
               PREFERRED STOCK - 1.3%
               BRAZIL - 0.9%
     600,000   Centrais Eletricas Brasileiras
                  Class B                                                14,100
       4,400   Investimentos Itau                                        24,012
       6,000   Klabin                                                    18,673
         700   Metalurgica Gerdau                                        18,481
         700   Telemar Norte Leste ADR                                   16,443
         400   Usinas Siderurgicas de Minas
                  Gerais Class A                                         18,682
                                                                 --------------
                                                                        110,391
               GERMANY - 0.4%
         493   Jungheinrich (1)                                          20,080
         918   ProSiebenSat.1 Media                                      33,409
                                                                 --------------
                                                                         53,489
                                                                 --------------
               TOTAL PREFERRED
                  STOCK
                  (Cost $118,730)                                       163,880
                                                                 --------------
               WARRANTS - 0.0%
               ITALY - 0.0%
       2,380   Intek, Expires 06/13/08 (1)                                  901
                                                                 --------------
               TOTAL WARRANTS
                  (Cost $0)                                                 901
                                                                 --------------
               RIGHTS - 0.0%
               AUSTRALIA - 0.0%
       1,841   Port Bouvard, Expires 05/23/07 (1)                           688
                                                                 --------------
               BRAZIL - 0.0%
       4,400   Investimentos Itau,
                  Expires 06/06/07 (1)                                       60
                                                                 --------------
               TOTAL RIGHTS
                  (Cost $836)                                               748
                                                                 --------------

 Principal
  Amount $                                                           Value $
------------                                                         -------
               SHORT-TERM
               INVESTMENT - 2.3%
     291,200   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                          291,200
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $291,200)                                       291,200
                                                                 --------------
               TOTAL
                  INVESTMENTS - 99.4%
                  (Cost $10,947,443)                                 12,677,665
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - 0.6%                                     73,410
                                                                 --------------
               NET ASSETS - 100.0%                               $   12,751,075
                                                                 ==============

(1)   Denotes non-income producing security.
ADR -- American Depositary Receipts
LP -- Limited Partnership
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      38

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 84.9%
               AUTO & TRANSPORTATION - 3.3%
      38,500   Air Canada Class A
                  (Canada) (1) (3) (4)                                  579,443
      73,000   Horizon Lines, Class A                                 2,482,730
      36,700   Kansas City Southern (1)                               1,363,405
      37,500   Laidlaw International                                  1,284,375
     120,900   Republic Airways Holdings (1)                          2,570,334
      61,800   Seaspan (1)                                            1,735,344
                                                                 --------------
                                                                     10,015,631
               CONSUMER DISCRETIONARY - 17.1%
      60,300   Aaron Rents                                            1,710,711
      46,300   Bright Horizons Family
                  Solutions (1)                                       1,788,106
      76,600   Central Garden & Pet (1)                               1,134,446
     115,500   Central Garden & Pet, Class A (1)                      1,653,960
     125,200   Claire's Stores                                        4,077,764
      78,000   Clear Channel Outdoor
                  Holdings Class A (1)                                2,226,900
     104,700   Diamond Management &
                  Technology Consultants                              1,187,298
      74,100   Geo Group (1)                                          3,793,920
      40,400   Guitar Center (1)                                      1,870,520
      30,200   Heidrick & Struggles
                  International (1)                                   1,424,836
      15,400   Home Inns & Hotels
                  Management ADR (1)                                    527,758
      35,000   LKQ (1)                                                  790,300
      25,400   Pinnacle Entertainment (1)                               713,232
     102,600   Rare Hospitality International (1)                     2,987,712
      43,300   Regis                                                  1,655,359
      57,200   Rent-A-Center (1)                                      1,592,448
      33,379   Ritchie Brothers Auctioneers                           1,972,031
     175,400   Scientific Games Class A (1)                           5,839,066
      44,100   Standard Parking (1)                                   1,487,493
     120,600   Talbots                                                2,834,100
      37,700   THQ (1)                                                1,258,049
      74,200   Valueclick (1)                                         2,122,120
      40,500   Viad                                                   1,654,020
      85,900   Waste Connections (1)                                  2,677,503
      47,500   Watson Wyatt Worldwide Class A                         2,238,675
                                                                 --------------
                                                                     51,218,327
               CONSUMER STAPLES - 0.4%
      36,900   Flowers Foods                                          1,150,911
                                                                 --------------
               FINANCIAL SERVICES - 14.2%
     114,850   Annaly Mortgage Management                             1,827,264
     117,605   Apollo Investment (2)                                  2,583,782
      79,000   Bank of Hawaii                                         4,179,100
      40,400   Berkshire Hills Bancorp                                1,302,496
      35,000   CompuCredit (1)                                        1,265,600
     152,000   Conseco (1)                                            2,688,880
      47,200   Crystal River Capital                                  1,239,944

   Shares                                                            Value $
   ------                                                            -------
      31,243   Cullen/Frost Bankers                                   1,598,704
     104,420   CVB Financial                                          1,239,465
      33,900   Digital Realty Trust                                   1,371,255
      44,136   Endurance Specialty Holdings                           1,651,569
      84,600   Euronet Worldwide (1)                                  2,356,110
      53,350   H&E Equipment Services (1)                             1,262,261
      63,808   Health Care REIT                                       2,886,674
     111,464   Max Re Capital                                         2,987,235
     104,500   National Retail Properties REIT                        2,502,775
      68,700   PennantPark Investment (1)                             1,029,126
      72,500   Reinsurance Group of America                           4,517,475
      19,800   SVB Financial Group (1)                                1,014,156
      60,100   Westamerica Bancorporation                             2,814,483
                                                                 --------------
                                                                     42,318,354
               HEALTH CARE - 11.6%
      88,500   Animal Health International (1)                        1,182,360
      86,200   Array Biopharma (1)                                    1,202,490
      49,700   BioMarin Pharmaceuticals (1)                             803,152
     158,100   Bruker BioSciences (1)                                 1,819,731
     148,800   Cepheid (1)                                            1,687,392
      48,500   Cooper                                                 2,478,350
      55,400   Dialysis Corp. of America (1)                            645,410
      73,300   DJO (1)                                                2,863,098
       1,700   Haemonetics (1)                                           81,328
      54,700   Human Genome Sciences (1)                                589,119
      40,968   Immucor (1)                                            1,336,786
       2,600   Kyphon (1)                                               121,186
      54,600   Luminex (1)                                              756,210
      50,400   MannKind (1)                                             732,816
      45,300   Medicis Pharmaceutical Class A                         1,377,120
      11,900   Molina Healthcare (1)                                    359,618
      62,700   Nastech Pharmaceutical (1)                               827,013
     210,000   Perrigo                                                3,990,000
      50,800   PolyMedica                                             2,054,352
      56,700   Psychiatric Solutions (1)                              1,988,469
     147,400   Salix Pharmaceuticals (1)                              1,919,148
      58,000   Sirona Dental Systems                                  1,914,580
     172,800   Sun Healthcare Group (1)                               2,166,912
      81,938   Symbion (1)                                            1,796,081
                                                                 --------------
                                                                     34,692,721
               MATERIALS & PROCESSING - 8.9%
      24,600   Agnico-Eagle Mines                                       867,888
      49,400   Airgas                                                 2,200,770
      33,100   Albany International Class A                           1,267,730
      34,800   FMC                                                    2,677,164
      36,300   Hexcel (1)                                               787,710
      53,100   Infrasource Services (1)                               1,772,478
      93,100   Interface, Class A                                     1,568,735
      81,900   Koppers Holdings                                       2,370,186
      30,400   Mobile Mini (1)                                          911,088
      57,600   Pan American Silver (1)                                1,627,200
      52,300   Perini (1)                                             2,227,980
      56,300   Schnitzer Steel Industries Class A                     2,922,533


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      39

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
      71,900   Senomyx (1)                                              968,493
      77,400   Shaw Group (1)                                         2,510,082
      69,409   ShawCor                                                1,845,944
                                                                 --------------
                                                                     26,525,981
               OTHER - 0.7%
      45,800   Macquarie Infrastructure                               1,950,164
                                                                 --------------
               OTHER ENERGY - 5.8%
      31,305   Birchcliff Energy (1)                                    128,369
      18,100   CARBO Ceramics                                           786,445
      46,238   Denbury Resources (1)                                  1,530,015
     161,900   Dresser-Rand Group (1)                                 5,166,229
      38,000   FMC Technologies (1)                                   2,693,440
      89,419   Galleon Energy Class A (1)                             1,305,505
      72,600   Hanover Compressor (1)                                 1,570,338
      21,000   Ormat Technologies                                       766,290
      61,700   St. Mary Land & Exploration                            2,259,454
      47,946   Willbros Group (1)                                     1,134,402
                                                                 --------------
                                                                     17,340,487
               PRODUCER DURABLES - 4.4%
     130,100   ACCO Brands (1)                                        3,096,380
      25,400   Actuant Class A                                        1,346,200
     125,800   Arris Group (1)                                        1,864,356
      25,300   IDEX                                                   1,327,491
      24,800   Manitowoc                                              1,692,104
     116,000   MTC Technologies (1)                                   2,396,560
      50,500   Tektronix                                              1,484,195
                                                                 --------------
                                                                     13,207,286
               TECHNOLOGY - 15.6%
      60,300   CommScope (1)                                          2,812,995
     150,400   Cray (1)                                               1,872,480
      49,300   CSG Systems International (1)                          1,320,254
      20,500   DRS Technologies                                       1,031,355
     223,300   Emulex (1)                                             4,684,834
      26,000   F5 Networks (1)                                        1,996,280
      71,100   FEI (1)                                                2,644,920
     369,400   Finisar (1)                                            1,337,228
     106,300   Gartner (1)                                            2,681,949
     113,200   Genesis Microchip (1)                                    971,256
     115,800   GSI Technology (1)                                       625,320
     301,000   Informatica (1)                                        4,430,720
      70,200   Integrated Device Technology (1)                       1,051,596
      37,400   Intermec (1)                                             835,142
      81,000   IPG Photonics (1)                                      1,473,390
      43,200   Mantech International Class A (1)                      1,325,376
     121,400   Microsemi (1)                                          2,805,554
     108,500   Online Resources (1)                                   1,197,840
     149,260   Parametric Technology (1)                              2,652,350
     101,000   RightNow Technologies (1)                              1,500,860
     220,800   SonicWALL (1)                                          1,801,728
     119,800   TAC Acquisition (1)                                           12
      44,977   Technology Investment Capital                            760,561
      10,900   Varian (1)                                               631,764

   Shares                                                            Value $
   ------                                                            -------
      80,900   Veeco Instruments (1)                                  1,478,852
     164,700   Volterra Semiconductor (1)                             2,603,907
                                                                 --------------
                                                                     46,528,523
               UTILITIES - 2.9%
      47,200   Consolidated Communications
                  Holdings                                              938,808
      76,900   Eschelon Telecom (1)                                   2,252,401
      23,800   ITC Holdings                                           1,001,504
      37,400   Paetec Holdings (1)                                      390,082
      43,350   PNM Resources                                          1,411,043
      65,300   Time Warner Telecom Class A (1)                        1,338,650
      38,200   Unisource Energy                                       1,467,262
                                                                 --------------
                                                                      8,799,750
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $211,232,000)                               253,748,135
                                                                 --------------
               INVESTMENT COMPANY - 2.3%
      86,800   iShares Russell 2000 Index Fund                        7,008,232
                                                                 --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $6,692,207)                                   7,008,232
                                                                 --------------
 Principal
  Amount $
 ---------
               SHORT-TERM INVESTMENT - 12.5%
  37,200,662   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                       37,200,662
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $37,200,662)                                 37,200,662
                                                                 --------------
               TOTAL
                  INVESTMENTS - 99.7%
                  (Cost $255,124,869)                               297,957,029
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - 0.3%                                    815,388
                                                                 --------------
               NET ASSETS - 100.0%                               $  298,772,417
                                                                 ==============

(1)   Denotes non-income producing security.
(2)   Business development and investment company.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of this security amounted to $579,443, representing 0.2% of the net assets of the Fund.
(4) Security is fair valued. (See Note 2 in Notes to Financial Statements.) ADR -- American Depositary Receipts
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      40

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 91.2%
               AUTO & TRANSPORTATION - 1.9%
       1,700   JB Hunt Transport Services                                46,002
       4,200   Wabtec                                                   156,030
                                                                 --------------
                                                                        202,032
               CONSUMER DISCRETIONARY - 15.3%
       2,500   Cheesecake Factory (1)                                    69,000
       2,300   Claire's Stores                                           74,911
       2,100   Corporate Executive Board                                133,644
       1,550   Corrections Corp. of America (1)                          88,040
       1,500   Heidrick & Struggles
                  International (1)                                      70,770
       1,100   Lamar Advertising Class A (1)                             66,374
         900   Meredith                                                  52,128
       1,800   Regis                                                     68,814
       3,000   Republic Services                                         83,790
       1,900   Ritchie Brothers Auctioneers                             112,252
       2,400   Ross Stores                                               79,560
       5,100   Scientific Games Class A (1)                             169,779
       5,500   Talbots                                                  129,250
      11,700   VeriSign (1)                                             319,995
       2,300   Watson Wyatt Worldwide Class A                           108,399
                                                                 --------------
                                                                      1,626,706
               CONSUMER STAPLES - 1.1%
       5,300   Constellation Brands Class A (1)                         118,773
                                                                 --------------
               FINANCIAL SERVICES - 12.3%
         600   AllianceBernstein Holding LP                              54,576
       1,700   Bank of Hawaii                                            89,930
       2,200   Checkfree (1)                                             74,052
       4,600   Cullen/Frost Bankers                                     235,382
         500   Dun & Bradstreet                                          45,150
       2,800   Global Payments                                          106,344
       1,300   Health Care REIT                                          58,812
       4,000   Max Re Capital                                           107,200
       4,400   Reinsurance Group of America                             274,164
       1,100   SVB Financial Group (1)                                   56,342
       2,102   UDR REIT                                                  63,144
       3,000   Westamerica Bancorporation                               140,490
                                                                 --------------
                                                                      1,305,586
               HEALTH CARE - 14.5%
       4,700   Advanced Medical Optics (1)                              190,021
       2,400   Amylin Pharmaceuticals (1)                                99,192
       5,500   Barr Pharmaceuticals (1)                                 265,980
         500   Bausch & Lomb                                             29,415
       4,600   DaVita (1)                                               251,206
       2,300   Gen-Probe (1)                                            117,553
       1,900   Invitrogen (1)                                           124,393
       2,300   Medicis Pharmaceutical Class A                            69,920

   Shares                                                            Value $
   ------                                                            -------
       1,900   Millipore (1)                                            140,277
       2,100   Psychiatric Solutions (1)                                 73,647
       1,200   Techne (1)                                                70,764
       1,800   Universal Health Services Class B                        109,296
                                                                 --------------
                                                                      1,541,664
               MATERIALS & PROCESSING - 9.1%
       2,300   Albemarle                                                 97,635
         700   Fluor                                                     66,934
       1,400   FMC                                                      107,702
         500   IPSCO                                                     73,925
       2,900   Jacobs Engineering Group (1)                             146,247
       2,600   Lubrizol                                                 155,844
         900   Meridian Gold (1)                                         22,725
       3,600   Pan American Silver (1)                                  101,700
       3,000   SAIC (1)                                                  54,870
       5,300   ShawCor                                                  140,954
                                                                 --------------
                                                                        968,536
               OTHER - 0.5%
         900   ITT                                                       57,429
                                                                 --------------
               OTHER ENERGY - 9.6%
       3,400   Cameron International (1)                                219,538
       2,700   Denbury Resources (1)                                     89,343
       9,700   Dresser-Rand Group (1)                                   309,527
       6,200   Range Resources                                          226,610
       6,000   Stone Energy (1)                                         177,780
                                                                 --------------
                                                                      1,022,798
               PRODUCER DURABLES - 4.5%
       4,400   ACCO Brands (1)                                          104,720
       2,300   Dover                                                    110,676
       2,100   IDEX                                                     110,187
       5,400   Tektronix                                                158,706
                                                                 --------------
                                                                        484,289
               TECHNOLOGY - 16.2%
       3,200   Adtran                                                    81,440
       8,300   Amdocs (1)                                               305,025
       1,600   Amphenol Class A                                          56,176
       3,400   CommScope (1)                                            158,610
       1,700   DRS Technologies                                          85,527
      13,600   Emulex (1)                                               285,328
       3,500   Harris                                                   179,725
       6,700   Integrated Device Technology (1)                         100,366
       6,500   Intersil Class A                                         193,635
       2,800   IPG Photonics (1)                                         50,932
       7,200   Parametric Technology (1)                                127,944
       2,900   QLogic (1)                                                51,852
         900   Varian (1)                                                52,164
                                                                 --------------
                                                                      1,728,724


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      41

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               UTILITIES - 6.2%
      10,300   Citizens Communications                                  160,371
       9,800   CMS Energy (1)                                           181,496
       9,000   Sierra Pacific Resources (1)                             164,340
       7,300   Time Warner Telecom Class A (1)                          149,650
                                                                 --------------
                                                                        655,857
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $8,768,736)                                   9,712,394
                                                                 --------------
 Principal
  Amount $
 ---------
               SHORT-TERM
               INVESTMENT - 9.9%
   1,056,915   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                        1,056,915
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $1,056,915)                                   1,056,915
                                                                 --------------
               TOTAL
                  INVESTMENTS - 101.1%
                  (Cost $9,825,651)                                  10,769,309
                                                                 --------------
               OTHER ASSETS
                  LESS LIABILITIES - (1.1)%                            (114,171)
                                                                 --------------
               NET ASSETS - 100.0%                               $   10,655,138
                                                                 ==============

(1)   Denotes non-income producing security.
LP -- Limited Partnership
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      42

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 95.5%
               BRAZIL - 2.5%
      14,702   Unibanco - Uniao de Bancos
                  Brasileiros ADR                                     1,426,976
                                                                 --------------
               CANADA - 3.8%
      29,876   Nova Chemicals                                           988,148
      14,393   Suncor Energy                                          1,155,098
                                                                 --------------
                                                                      2,143,246
               CHINA - 1.8%
   1,896,000   Dongfeng Motor Group
                  Class H                                             1,008,462
                                                                 --------------
               DENMARK - 1.5%
      18,215   Danske Bank (1)                                          850,701
                                                                 --------------
               FRANCE - 12.4%
      21,417   AXA                                                      983,225
      12,205   Cie de Saint-Gobain (1)                                1,303,103
       8,153   Groupe Danone                                          1,340,367
      41,460   Natixis                                                1,130,891
       6,036   Societe Generale                                       1,279,032
      18,440   Suez                                                   1,050,803
                                                                 --------------
                                                                      7,087,421
               GERMANY - 5.0%
       8,657   Deutsche Bank                                          1,327,759
      12,392   Siemens                                                1,494,995
                                                                 --------------
                                                                      2,822,754
               GREECE - 1.7%
      17,556   National Bank of Greece                                  983,292
                                                                 --------------
               HONG KONG - 2.9%
   1,118,000   China Unicom                                           1,625,769
                                                                 --------------
               INDONESIA - 2.3%
   2,265,000   Bank Rakyat Indonesia                                  1,296,108
                                                                 --------------
               ITALY - 3.6%
      68,482   Bulgari                                                1,046,257
     120,781   Intesa Sanpaolo                                        1,011,919
                                                                 --------------
                                                                      2,058,176
               JAPAN - 13.5%
     291,000   Ebara                                                  1,497,726
      20,200   Honda Motor                                              693,938
       4,910   ORIX                                                   1,309,470
      26,800   Sony                                                   1,425,446
      44,900   Square Enix                                            1,146,411
         114   Sumitomo Mitsui Financial Group                          996,121
      56,000   Takashimaya                                              657,669
                                                                 --------------
                                                                      7,726,781

   Shares                                                            Value $
   ------                                                            -------
               MEXICO - 1.7%
      18,928   America Movil ADR Series L                               994,288
                                                                 --------------
               NETHERLANDS - 1.6%
      17,445   Arcelor Mittal (1)                                       931,404
                                                                 --------------
               SINGAPORE - 2.1%
      89,500   Jardine Strategic Holdings                             1,202,698
                                                                 --------------
               SOUTH KOREA - 4.4%
      34,930   Daewoo Shipbuilding &
                  Marine Engineering                                  1,410,150
      55,099   LG.Philips LCD ADR (1)                                 1,113,551
                                                                 --------------
                                                                      2,523,701
               SWITZERLAND - 9.6%
       3,948   Nestle                                                 1,562,953
       7,963   Roche Holding                                          1,499,552
      76,104   STMicroelectronics (1)                                 1,485,060
       4,812   Syngenta (1)                                             955,948
                                                                 --------------
                                                                      5,503,513
               UNITED KINGDOM - 25.1%
      56,732   Barclays                                                 818,942
     108,097   BG Group                                               1,557,520
      49,323   GlaxoSmithKline                                        1,422,494
      48,539   Northern Rock                                          1,037,836
      28,982   Rio Tinto                                              1,760,913
     123,714   Rolls-Royce Group                                      1,178,377
   7,323,869   Rolls-Royce Group, B Shares                               14,937
      33,672   Royal Bank of Scotland Group                           1,289,130
      63,805   SABMiller                                              1,508,083
     315,517   Signet Group                                             774,665
      57,995   Venture Production (1)                                   791,357
     385,132   Vodafone Group                                         1,095,574
      73,821   WPP Group                                              1,092,890
                                                                 --------------
                                                                     14,342,718
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $48,781,965)                                 54,528,008
                                                                 --------------
               EQUITY-LINKED
               WARRANTS (2) - 2.6%
               INDIA - 2.6%
     128,765   Satyam Computer Services,
                  Expires 10/13/10 (1)                                1,484,193
                                                                 --------------
               TOTAL EQUITY-LINKED
                  WARRANTS
                  (Cost $1,149,801)                                   1,484,193
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      43

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               SHORT-TERM INVESTMENT- 2.8%
   1,576,168   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                        1,576,168
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $1,576,168)                                   1,576,168
                                                                 --------------
               TOTAL
                  INVESTMENTS - 100.9%
                  (Cost $51,507,934)                                 57,588,369
                                                                 --------------
               OTHER ASSETS
                  LESS LIABILITIES - (0.9)%                            (514,932)
                                                                 --------------
               NET ASSETS - 100.0%                               $   57,073,437
                                                                 ==============

(1)   Denotes non-income producing security.
(2)   Securities are not readily marketable.
ADR -- American Depositary Receipts



--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      44

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               COMMON STOCK - 84.4%
               ARGENTINA - 2.0%
       2,334   Pampa Holding GDR (1)                                     52,139
       7,600   Telecom Argentina ADR                                    171,456
       2,010   Tenaris ADR                                               93,184
                                                                 --------------
                                                                        316,779
               BRAZIL - 8.5%
       6,400   All America Latina Logistica                              75,516
   4,145,800   Brasil Telecom Participacoes                              87,645
       1,092   Brasil Telecom Participacoes ADR                          57,909
       1,600   Cia de Bebidas das
                  Americas ADR (1)                                       93,472
       2,390   Cia Energetica de Minas
                  Gerais ADR                                            123,969
         900   Cia Vale do Rio Doce ADR                                  36,549
       1,540   Empresa Brasileira de
                  Aeronautica ADR (1)                                    72,241
       5,000   Petroleo Brasileiro ADR                                  446,100
       2,200   Submarino (1)                                             79,704
       2,300   Unibanco - Uniao de Bancos
                  Brasileiros ADR                                       223,238
       1,398   Usinas Siderurgicas de
                  Minas Gerais (1)                                       77,667
                                                                 --------------
                                                                      1,374,010
               CHINA - 5.6%
      11,000   China Citic Bank Class H (1)                               9,239
     415,000   China Construction Bank Class H                          251,156
      23,000   China Merchants Bank Class H                              55,973
      40,000   China Petroleum & Chemical
                  Class H                                                34,879
     166,000   Dongfeng Motor Group Class H                              88,293
      75,200   Guangdong Electric Power
                  Development (1)                                        74,985
     170,000   Jiangsu Express Class H                                  144,244
      41,000   Ping An Insurance Group Class H                          216,773
      32,000   Tingyi Cayman Islands Holding                             31,662
                                                                 --------------
                                                                        907,204
               COLOMBIA - 0.8%
       4,538   BanColombia ADR                                          127,336
                                                                 --------------
               EGYPT - 2.2%
       5,850   Commercial International
                  Bank GDR (1)                                           60,764
         827   Orascom Construction
                  Industries GDR (1)                                     95,152
      72,194   Telecom Egypt                                            202,487
                                                                 --------------
                                                                        358,403
               HONG KONG - 5.9%
      24,000   Beijing Enterprises Holdings                              61,958
      70,000   China Mengniu Dairy                                      212,235
      33,000   China Mobile                                             297,232

   Shares                                                            Value $
   ------                                                            -------
     286,000   CNOOC                                                    245,653
      60,000   COSCO Pacific                                            145,131
                                                                 --------------
                                                                        962,209
               HUNGARY - 2.6%
       1,242   MOL Hungarian Oil and Gas (1)                            151,397
       2,610   OTP Bank GDR (1)                                         271,179
                                                                 --------------
                                                                        422,576
               INDIA - 2.3%
       1,700   ICICI Bank ADR (1)                                        69,564
       2,500   Infosys Technologies ADR                                 130,875
       5,550   Mahindra & Mahindra GDR (1)                              104,789
         900   Reliance Industries GDR (2)                               68,670
                                                                 --------------
                                                                        373,898
               INDONESIA - 1.4%
     257,000   Bank Rakyat Indonesia                                    147,064
      21,000   Semen Gresik Persero (1)                                  88,215
                                                                 --------------
                                                                        235,279
               MALAYSIA - 2.5%
      49,400   Bumiputra-Commerce Holdings                              154,991
      20,850   IJM (1)                                                   52,827
      25,600   SP Setia                                                  61,556
      39,200   Tenaga Nasional                                          130,089
                                                                 --------------
                                                                        399,463
               MEXICO - 3.4%
       6,666   America Movil ADR Series L                               350,165
      10,005   Banco Compartamos (1)                                     50,611
       3,300   Cemex ADR (1)                                            107,250
      25,000   Consorcio (1)                                             40,868
                                                                 --------------
                                                                        548,894
               PERU - 0.6%
         500   Cia de Minas Buenaventura ADR                             16,290
         710   Credicorp                                                 37,048
         500   Southern Copper                                           40,150
                                                                 --------------
                                                                         93,488
               PHILIPPINES - 0.7%
     135,000   Aboitiz Equity Ventures (1)                               25,735
     118,200   Ayala Land                                                43,124
     103,600   Robinsons Land                                            39,728
                                                                 --------------
                                                                        108,587
               POLAND - 1.8%
         176   Bank BPH (1)                                              62,078
       1,348   Bank Pekao                                               126,566
       1,496   Central European Distribution (1)                         44,506
       3,967   Polski Koncern Naftowy Orlen                              64,640
                                                                 --------------
                                                                        297,790
               RUSSIA - 12.5%
       5,400   LUKOIL ADR                                               432,000
         600   MMC Norilsk Nickel ADR                                   117,059



--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      45

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
       3,100   Mobile Telesystems ADR                                   170,810
       2,394   NovaTek GDR                                              123,143
      14,443   OAO Gazprom ADR                                          564,847
         736   Sberbank GDR                                             369,921
       7,622   Severstal GDR (1)                                        104,422
       3,294   Sistema GDR                                               93,714
         600   Vimpel-Communications ADR (1)                             58,056
                                                                 --------------
                                                                      2,033,972
               SOUTH AFRICA - 5.8%
         407   Anglo Platinum                                            65,749
      10,776   Aveng (1)                                                 73,556
      27,351   FirstRand                                                 97,277
       4,592   Gold Fields                                               82,586
       3,243   Impala Platinum Holdings (1)                             105,198
       6,109   MTN Group                                                 89,663
       3,814   Naspers N Shares                                          96,274
       8,708   Raubex Group (1)                                          29,474
       4,029   Sasol                                                    138,711
       7,260   Standard Bank Group                                      113,696
       1,900   Telkom                                                    46,660
                                                                 --------------
                                                                        938,844
               SOUTH KOREA - 14.8%
       5,500   Daegu Bank                                                90,401
       1,379   Daelim Industrial                                        161,109
       1,139   GS Engineering & Construction                            112,971
       2,930   GS Holdings                                              132,822
       1,410   Hyundai Department Store                                 144,335
         944   Hyundai Motor                                             59,723
       3,529   Kookmin Bank ADR                                         316,975
       2,090   LG Chem                                                  121,650
       1,670   LG.Philips LCD (1)                                        67,905
         326   POSCO                                                    136,758
         281   Samsung Electronics                                      171,904
       1,510   Samsung Electronics GDR (2)                              460,111
         826   Samsung Fire & Marine Insurance                          146,466
         720   Shinhan Financial Group                                   40,546
       1,000   Shinhan Financial Group ADR                              112,160
         185   Shinsegae                                                125,919
                                                                 --------------
                                                                      2,401,755
               TAIWAN - 6.6%
       5,300   AU Optronics ADR                                          84,323
       7,091   Cathay Financial Holding GDR                             144,308
         154   China Steel GDR                                            3,495
       4,982   Chunghwa Telecom ADR                                      99,142
      23,064   HON HAI Precision
                  Industry GDR                                          306,684
      40,249   Taiwan Semiconductor
                  Manufacturing ADR                                     424,224
                                                                 --------------
                                                                      1,062,176
               THAILAND - 2.7%
      35,400   Bangkok Bank                                             114,029
       9,800   Banpu NVDR (1)                                            60,118
       1,800   Banpu (1)                                                 11,042

   Shares                                                            Value $
   ------                                                            -------
      33,800   Siam Commercial Bank (1)                                  65,655
      97,200   Thai Oil (1)                                             181,923
                                                                 --------------
                                                                        432,767
               TURKEY - 1.7%
       5,854   Arcelik                                                   43,199
      24,570   Haci Omer Sabanci Holding                                107,934
      10,446   Turkiye Garanti Bankasi                                   50,619
      16,779   Turkiye Is Bankasi Class C                                79,320
                                                                 --------------
                                                                        281,072
                                                                 --------------
               TOTAL COMMON STOCK
                  (Cost $11,309,487)                                 13,676,502
                                                                 --------------

               PREFERRED STOCK - 6.4%
               BRAZIL - 6.0%
       3,400   Bradespar (1)                                            111,578
       9,300   Cia Vale do Rio Doce ADR                                 317,967
      24,081   Investimentos Itau                                       131,417
   1,366,900   Lojas Americanas                                          86,705
       4,300   Ultrapar Participacoes (1)                               132,995
       2,000   Usinas Siderurgicas de
                  Minas Gerais Class A                                   93,412
      10,700   Weg (1)                                                   88,167
                                                                 --------------
                                                                        962,241
               RUSSIA - 0.4%
         900   Surgutneftegaz ADR                                        68,850
                                                                 --------------
               TOTAL PREFERRED STOCK
                  (Cost $786,502)                                     1,031,091
                                                                 --------------
               EQUITY-LINKED
               WARRANTS (3) - 4.0%
               SOUTH KOREA - 0.6%
         143   Shinsegae, Expires 1/10/08 (1)                            94,379
                                                                 --------------
               TAIWAN - 3.4%
      13,080   Catcher Technology,
                  Expires 11/29/10 (1)                                  100,508
     134,685   Chinatrust Financial Holding,
                  Expires 01/29/09 (1) (2)                              106,132
     102,689   Far Eastern Textile,
                  Expires 03/10/10 (1)                                   93,857
      76,804   Formosa Chemicals & Fibre,
                  Expires 4/18/08 (1)                                   142,932
         779   Largan Precision,
                  Expires 02/12/09 (1)                                    8,804
       2,467   Largan Precision,
                  Expires 08/13/07 (1)                                   27,882
      16,172   Novatek Microelectronics,
                  Expires 11/02/09 (1)                                   80,094
                                                                 --------------
                                                                        560,209
                                                                 --------------
               TOTAL EQUITY-LINKED
                  WARRANTS
                  (Cost $619,637)                                       654,588
                                                                 --------------
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      46

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

   Shares                                                            Value $
   ------                                                            -------
               INDEX-LINKED
               WARRANTS (3) - 3.9%
               INDIA - 1.7%
       2,317   MSCI Daily Total Return Net
                  Emerging Markets India Local,
                  Expires 8/17/07 (1)                                    20,366
         478   MSCI Daily Total Return Net
                  Emerging Markets India USD,
                  Expires 4/20/08 (1) (2) (4)                           197,775
         122   MSCI Daily Total Return Net
                  Emerging Markets India USD,
                  Expires 10/25/07 (1) (2)                               51,047
                                                                 --------------
                                                                        269,188
               MALAYSIA - 0.5%
       1,250   MSCI Daily Total Return
                  Malaysia Local,
                  Expires 03/16/08 (1) (4)                               88,250
                                                                 --------------
               SUPRANATIONAL - 0.9%
         418   MSCI Daily Total Return Net
                  Emerging Markets,
                  Expires 5/18/07 (1) (4)                               141,583
                                                                 --------------
               TURKEY - 0.8%
         275   MSCI Daily Total Return Net
                  Emerging Markets Turkey USD,
                  Expires 9/28/07 (1) (4)                                66,310
         258   MSCI Daily Total Return Net
                  Emerging Markets Turkey USD,
                  Expires 10/15/08 (1) (2) (4)                           62,210
                                                                 --------------
                                                                        128,520
                                                                 --------------
               TOTAL INDEX-LINKED
                  WARRANTS
                  (Cost $565,880)                                       627,541
                                                                 --------------
               RIGHTS - 0.0%
               BRAZIL - 0.0%
      24,081   Investimentos Itau,
                  Expires 06/06/07 (1)                                      326
                                                                 --------------
               TOTAL RIGHTS
                  (Cost $0)                                                 326
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               SHORT-TERM INVESTMENT - 3.6%
     583,769   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.80%                          583,769
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $583,769)                                       583,769
                                                                 --------------
               TOTAL
                  INVESTMENTS - 102.3%
                  (Cost $13,865,275)                                 16,573,817
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - (2.3)%                                 (373,446)
                                                                 --------------
               NET ASSETS - 100.0%                               $   16,200,371
                                                                 ==============

(1)   Denotes non-income producing security.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of these securities amounted to $945,945, representing 5.8% of the net assets of the Fund.
(3)   Securities are not readily marketable.
(4) Security is fair valued. (See Note 2 in Notes to Financial Statements.) ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
MSCI -- Morgan Stanley Capital International
NVDR -- New Vehicle Delivery Receipt
USD -- United States Dollar


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      47

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               COLLATERALIZED MORTGAGE
               OBLIGATIONS - 42.2%
   1,451,737   American Home Mortgage Assets,
                  Series 2006-2, Class 1A1 (1)
                  5.974%, 9/25/46                                     1,451,737
   2,042,227   American Home Mortgage
                  Investment Trust, Series 2005-1,
                  Class 1A1 (1)
                  5.540%, 6/25/45                                     2,048,540
     186,555   American Home Mortgage
                  Investment Trust, Series 2005-SD1,
                  Class 2A1 (1) (2)
                  5.820%, 11/25/25                                      187,087
     908,659   American Home Mortgage
                  Investment Trust, Series 2006-2,
                  Class 4A (1)
                  5.500%, 2/25/36                                       909,466
     288,042   Banc of America Mortgage Securities,
                  Series 2003-K, Class 2A2 (1)
                  4.473%, 12/25/33                                      288,339
     365,939   Bayview Commercial Asset Trust,
                  Series 2004-3, Class A1 (1) (2)
                  5.690%, 1/25/35                                       366,682
     636,170   Bear Stearns Alternative Trust,
                  Series 2004-3, Class A1 (1)
                  5.640%, 4/25/34                                       636,732
     512,315   Citigroup Mortgage Loan Trust,
                  Series 2003-UP3, Class A1
                  7.000%, 9/25/33                                       526,285
     595,636   Citigroup Mortgage Loan Trust,
                  Series 2003-UP3, Class A2
                  7.000%, 9/25/33                                       611,890
     915,777   Citigroup Mortgage Loan Trust,
                  Series 2004-2, Class 1A2 (2)
                  9.250%, 8/25/33                                       951,055
     576,122   Citigroup Mortgage Loan Trust,
                  Series 2005-1, Class 3A1
                  6.500%, 4/25/35                                       584,291
     396,401   Countrywide Alternative Loan Trust,
                  Series 2005-14, Class 2A1 (1)
                  5.530%, 5/25/35                                       396,850
   1,961,133   Countrywide Alternative Loan Trust,
                  Series 2005-51, Class 3A2A (1)
                  6.304%, 11/20/35                                    1,971,527
   1,855,956   Countrywide Alternative Loan Trust,
                  Series 2005-56, Class 2A3 (1)
                  6.514%, 11/25/35                                    1,865,960
   1,477,919   Countrywide Alternative Loan Trust,
                  Series 2005-65CB, Class 1A7
                  5.500%, 1/25/36                                     1,479,363
      85,484   Countrywide Alternative Loan Trust,
                  Series 2005-J4, Class 1A1 (1)
                  5.610%, 7/25/35                                        85,593
     282,756   Countrywide Alternative Loan Trust,
                  Series 2005-J4, Class 1A4 (1)
                  5.660%, 7/25/35                                       283,983

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
     892,819   Countrywide Alternative Loan Trust,
                  Series 2006-HY12, Class A4 (1)
                  5.700%, 8/25/36                                       894,365
   2,575,181   Countrywide Alternative Loan Trust,
                  Series 2006-J1, Class 1A6
                  5.500%, 2/25/36                                     2,577,510
     984,284   Countrywide Alternative Loan Trust,
                  Series 2006-OA10, Class 1A1 (1)
                  5.974%, 8/25/46                                       984,284
     454,756   Countrywide Home Loans,
                  Series 2005-11, Class 4A1 (1)
                  5.590%, 4/25/35                                       455,975
   1,281,796   Deutsche Alt-A Securities,
                  Series 2006-AB1, Class A2A (1)
                  5.500%, 2/25/36                                     1,276,096
   1,695,321   Greenpoint Mortgage Funding Trust,
                  Series 2005-AR5, Class 4A1 (1)
                  7.014%, 11/25/45                                    1,723,930
   1,178,876   Harborview Mortgage Loan Trust,
                  Series 2005-12, Class 2A11 (1)
                  7.014%, 10/19/35                                    1,200,999
     259,211   Impac CMB Trust, Series 2004-1,
                  Class A1 (1)
                  5.980%, 3/25/34                                       260,814
   1,490,327   Impac CMB Trust, Series 2005-1,
                  Class 1A1 (1)
                  5.580%, 4/25/35                                     1,491,552
   1,419,242   Impac CMB Trust, Series 2005-3,
                  Class A1 (1)
                  5.560%, 8/25/35                                     1,422,957
     490,910   Impac CMB Trust, Series 2005-4,
                  Class 1A2 (1)
                  5.660%, 5/25/35                                       491,911
     253,315   Impac Secured Assets, Series 2005-2,
                  Class A1M (1)
                  5.710%, 3/25/36                                       254,472
   1,576,752   Indymac Index Mortgage Loan Trust,
                  Series 2006-AR9, Class 3A1 (1)
                  6.012%, 6/25/36                                     1,584,902
  24,186,094   Lehman Brothers Small Balance
                  Commercial IO, Series 2005-1A,
                  Class A (2) (3) (8)
                  0.850%, 2/25/30                                       396,803
     272,883   Master Adjustable Rate Mortgages
                  Trust, Series 2004-9, Class 2A1 (1)
                  5.700%, 11/25/34                                      273,930
      37,289   Master Resecuritization Trust,
                  Series 2006-1CI, Class N1 (2)
                  5.750%, 7/25/35                                        37,006
     393,572   Master Specialized Loan Trust,
                  Series 2006-2, Class A (1) (2)
                  5.580%, 2/25/36                                       393,381
         416   Novastar NIM Trust,
                  Series 2005-N1 (2)
                  4.777%, 10/26/35                                          415
     791,212   Residential Accredit Loans,
                  Series 2005-Q01, Class A2 (1)
                  6.514%, 8/25/35                                       794,766
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      48


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--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
   2,319,846   Residential Accredit Loans,
                  Series 2005-Q02, Class A1 (1)
                  6.374%, 9/25/45                                     2,335,459
   1,284,063   Residential Accredit Loans,
                  Series 2005-QS12, Class A3
                  5.500%, 8/25/35                                     1,285,612
     134,752   Structured Adjustable Rate
                  Mortgage, Series 2005-19X1,
                  Class A1 (2)
                  5.400%, 10/28/10                                      133,952
      20,470   Structured Adjustable Rate Mortgage,
                  Series 2005-19X2, Class A1 (2)
                  4.000%, 10/28/10                                       20,432
   2,107,295   Structured Asset Mortgage
                  Investments, Series 2005-AR7,
                  Class 5A1 (1)
                  6.474%, 3/25/46                                     2,110,917
   2,559,273   Structured Asset Mortgage
                  Investments, Series 2005-AR8,
                  Class A2 (1)
                  6.494%, 2/25/36                                     2,586,865
     670,019   Structured Asset Securities,
                  Series 2005-GEL2, Class A (1)
                  5.600%, 4/25/35                                       669,775
     560,000   Wachovia Bank Commercial
                  Mortgage Trust, Series 2002-WHL,
                  Class L (1) (2)
                  8.320%, 3/15/15                                       559,667
   1,254,710   Washington Mutual,
                  Series 2005-AR13,
                  Class A1A2 (1)
                  6.464%, 10/25/45                                    1,258,484
   2,028,376   Washington Mutual,
                  Series 2006-AR5,
                  Class A1A (1)
                  6.004%, 6/25/46                                     2,032,575
     582,580   Washington Mutual,
                  Series 2006-AR7,
                  Class 1A (1)
                  5.994%, 7/25/46                                       582,124
     549,056   Washington Mutual,
                  Series 2006-AR7,
                  Class 2A (1)
                  5.994%, 7/25/46                                       549,849
   1,652,174   Wells Fargo Mortgage-Backed
                  Securities, Series 2006-AR10,
                  Class 5A2 (1)
                  5.601%, 7/25/36                                     1,654,904
     459,467   WMALT Mortgage Pass-Through
                  Certificates, Series 2005-5,
                  Class CB1 (1)
                  5.500%, 7/25/35                                       458,988
                                                                 --------------
               TOTAL COLLATERALIZED
                  MORTGAGE OBLIGATIONS
                  (Cost $47,696,381)                                 47,401,051
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               COMMERCIAL PAPER (5) - 22.6%
   5,000,000   AIG
                  5.256%, 5/09/07                                     4,994,189
   5,000,000   American General Finance
                  5.226%, 5/01/07                                     5,000,000
   5,500,000   Citicorp
                  5.270%, 5/14/07                                     5,489,573
   5,000,000   General Electric Capital
                  5.272%, 5/18/07                                     4,987,627
   5,000,000   Toyota Motor Credit
                  5.256%, 5/03/07                                     4,998,546
                                                                 --------------
               TOTAL COMMERCIAL
                  PAPER
                  (Cost $25,469,935)                                 25,469,935
                                                                 --------------
               MORTGAGE-BACKED
               OBLIGATIONS - 15.8%
     708,740   AAA Trust, Series 2005-1A,
                  Class 2A1 (1) (2)
                  5.600%, 2/27/35                                       709,880
      84,630   Aames Mortgage Trust,
                  Series 2002-2, Class B (3) (4)
                  6.770%, 3/25/33                                        82,335
     167,040   Ace Securities, Series 2004-FM1,
                  Class M2 (1)
                  7.195%, 9/25/33                                       167,324
     316,323   Aegis Asset-Backed Securities Trust,
                  Series 2005-1, Class 1A2 (1)
                  5.570%, 3/25/35                                       316,572
     205,000   Ameriquest Mortgage Securities,
                  Series 2003-AR1, Class M3 (1) (3)
                  7.535%, 1/25/33                                       205,601
      40,121   Asset-Backed Funding Certificates,
                  Series 2003-OPT1, Class M3 (1)
                  7.220%, 9/25/32                                        40,284
     868,435   Bayview Commercial Asset Trust,
                  Series 2005-3A, Class A1 (1) (2)
                  5.640%, 11/25/35                                      871,692
     756,644   Bear Stearns Asset-Backed Securities,
                  Series 2006-SD4, Class 3A1 (1)
                  5.994%, 10/25/36                                      757,117
     552,846   CDC Mortgage Capital Trust,
                  Series 2003-HE3, Class M2 (1)
                  7.070%, 11/25/33                                      554,859
      48,418   Chase Funding Loan Acquisition
                  Trust, Series 2003-C1,
                  Class 2M1 (1)
                  6.295%, 11/25/32                                       48,475
      55,000   Countrywide Asset-Backed
                  Certificates, Series 2005-17,
                  Class 4A2A (1)
                  5.580%, 5/25/36                                        55,085
      79,847   Countrywide Asset-Backed
                  Certificates, Series 2006-11,
                  Class 1AF1 (1)
                  5.440%, 9/25/46                                        79,897
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      49

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      70,102   Countrywide Asset-Backed
                  Certificates, Series 2006-SD2,
                  Class 2A1A (1) (2)
                  5.490%, 11/25/36                                       70,102
     518,784   Countrywide Asset-Backed
                  Securities, Series 2006-QH1,
                  Class A1A (1) (2)
                  5.520%, 9/25/36                                       519,107
     252,275   First National Loan Corporation
                  Trust, Series 2005-1, Class M2 (1)
                  5.750%, 5/25/35                                       252,275
      54,733   Fremont NIM Trust,
                  Series 2005-B (2) (3) (8)
                  5.500%, 4/25/35                                        32,840
     263,259   Fremont NIM Trust,
                  Series 2006-B (1) (2)
                  5.770%, 9/25/11                                       262,272
     460,000   GMAC Mortgage Corporation Loan
                  Trust, Series 2004-HE2,
                  Class M1 (1)
                  3.950%, 10/25/33                                      453,593
     979,106   Greenpoint Mortgage Funding Trust,
                  Series 2006-HE1, Class AX (1)
                  5.490%, 3/12/37                                       979,199
     240,883   GRMT Mortgage Loan Trust,
                  Series 2001-1A, Class A5 (2)
                  6.650%, 7/20/31                                       240,350
     211,137   GSAMP Trust, Series 2006-HE4A,
                  Class N1 (2)
                  5.750%, 6/25/36                                       204,803
      24,858   Home Equity Asset Trust,
                  Series 2003-1, Class M3 (1)
                  7.920%, 6/25/33                                        24,912
      66,640   Home Equity Asset Trust,
                  Series 2003-3, Class B1 (1) (3)
                  8.820%, 8/25/33                                        10,095
   1,005,000   Impac Secured Assets Corporation,
                  Series 2006-3, Class A5M (1)
                  5.520%, 11/25/36                                    1,005,643
   1,422,402   Indymac Index Mortgage Loan
                  Trust, Series 2006-AR13,
                  Class A1 (1)
                  6.093%, 7/25/36                                     1,430,110
     512,772   Indymac NIM Trust,
                  Series 2006-E, Class A (1) (2)
                  5.770%, 12/25/13                                      507,644
      53,208   Lake Country Mortgage Loan
                  Trust, Series 2005-HE1,
                  Class A1 (1) (2)
                  5.520%, 12/25/32                                       53,241
     575,000   Lake Country Mortgage Loan
                  Trust, Series 2005-HE1,
                  Class A2 (1) (2)
                  5.700%, 12/25/32                                      575,197

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      88,726   Master Alternative NIM,
                  Series 2006-2, Class N1 (2) (3) (8)
                  7.500%, 12/25/35                                       87,927
      13,231   Master Asset-Backed Securities
                  NIM Trust, Series 2005-C10A,
                  Class N1 (2)
                  4.750%, 5/26/35                                        12,991
       1,448   Master Asset-Backed Securities
                  NIM Trust, Series 2005-CI9A,
                  Class N1 (2)
                  4.940%, 3/26/35                                         1,443
      61,751   Master Asset-Backed Securities
                  NIM Trust, Series 2005-OPT1 (1) (2)
                  5.420%, 5/26/10                                        61,751
      19,456   Master Asset-Backed Securities
                  NIM Trust, Series 2006-C15A,
                  Class N1 (2)
                  6.280%, 1/26/36                                        18,735
       4,869   Master Asset-Backed Securities
                  Trust, Series 2004-WMC3,
                  Class A2 (1)
                  5.680%, 10/25/34                                        4,872
      20,228   Option One Mortgage Loan
                  Trust, Series 2002-3, Class M2 (1)
                  7.015%, 8/25/32                                        20,261
       8,454   Option One Mortgage Loan
                  Trust, Series 2002-3, Class M3 (1) (3)
                  8.095%, 8/25/32                                         6,956
     184,001   Option One Mortgage Loan
                  Trust, Series 2003-1, Class M2 (1)
                  7.270%, 2/25/33                                       184,245
      41,254   Option One Mortgage Loan
                  Trust, Series 2003-3, Class M2 (1)
                  6.920%, 6/25/33                                        41,539
     580,441   Provident Bank Home Equity
                  Loan Trust, Series 1999-3,
                  Class A3 (1)
                  5.710%, 1/25/31                                       581,028
      32,657   Residential Asset Securities,
                  Series 2003-KS8, Class MII2 (1)
                  6.820%, 10/25/33                                       27,889
      25,366   SB Finance NIM Trust,
                  Series 2006-AR6N, Class N1 (2)
                  6.000%, 8/25/36                                        25,080
     270,580   SB Finance NIM Trust,
                  Series 2006-NC1 (2)
                  6.500%, 8/25/36                                       267,325
     184,349   Sharps SP I LLC NIM Trust,
                  Series 2005-AS1N,
                  Class NA (2) (3) (8)
                  7.380%, 9/25/35                                       156,697
      34,640   Sharps SP I LLC NIM Trust,
                  Series 2005-HE4N, Class N (2)
                  5.250%, 7/25/35                                        18,061


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      50

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      43,184   Sharps SP I LLC NIM Trust,
                  Series 2005-HE6N,
                  Class N (2) (3) (8)
                  7.250%, 10/25/35                                       30,229
      92,330   Sharps SP I LLC NIM Trust,
                  Series 2006-HE2M, Class NA (2)
                  6.150%, 5/25/36                                        69,247
     182,660   Sharps SP I LLC NIM Trust,
                  Series 2006-HE3,
                  Class NA (2) (3) (8)
                  6.400%, 6/25/36                                        91,330
     206,869   Soundview Home Equity Loan
                  Trust, Series 2003-2, Class A2 (1)
                  5.970%, 11/25/33                                      208,346
   1,300,000   Soundview Home Equity Loan
                  Trust, Series 2006-WF1,
                  Class A2 (4)
                  5.645%, 10/25/36                                    1,297,672
   1,573,991   Structured Asset Securities
                  Corporation, Series 2002-RM1,
                  Class A (1) (2)
                  5.970%, 10/25/37                                    1,579,894
     287,403   Terwin Mortgage Trust,
                  Series 2006-4SL, Class A1 (1) (2)
                  4.500%, 5/25/37                                       284,872
   2,152,692   Wells Fargo Mortgage-Backed
                  Securities, Series 2005-AR9,
                  Class 2A1 (1)
                  4.363%, 5/25/35                                     2,135,903
                                                                 --------------
               TOTAL MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $18,025,245)                                 17,724,797
                                                                 --------------
               U.S. GOVERNMENT
               MORTGAGE-BACKED
               OBLIGATIONS - 15.6%
               FHLMC (1)
   5,300,000      5.191%, 8/01/34 (7)                                 5,337,266
     870,495      4.396%, 10/01/35                                      880,402
               FNMA (1)
     609,862      7.490%, 10/01/36                                      629,716
   5,025,832      7.488%, 7/01/36                                     5,170,482
     643,724      7.472%, 4/01/36                                       664,314
     927,844      7.406%, 10/01/36                                      958,277
     676,794      7.378%, 9/01/36                                       697,978
     215,409      7.292%, 8/01/36                                       221,551
   1,536,142      6.992%, 10/01/35                                    1,593,858
   1,294,326      6.969%, 11/01/35                                    1,342,862
                                                                 --------------
               TOTAL U.S. GOVERNMENT
                  MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $17,441,690)                                 17,496,706
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               ASSET-BACKED SECURITIES - 3.7%
      86,172   Amortizing Residential Collateral Trust,
                  Series 2002-BC1, Class M1 (1)
                  6.170%, 1/25/32                                        86,520
      45,277   Amortizing Residential Collateral
                  Trust, Series 2002-BC10,
                  Class M2 (1)
                  9.070%, 1/25/33                                        44,335
      42,576   Amortizing Residential Collateral
                  Trust, Series 2002-BC4,
                  Class M3 (1) (3)
                  7.220%, 7/25/32                                        30,082
      36,697   Amortizing Residential Collateral
                  Trust, Series 2002-BC8,
                  Class M3 (1) (3)
                  8.320%, 11/25/32                                       33,982
     428,924   Aspen Funding I, Ltd.,
                  Series 2002-1A, Class A1L (1) (2)
                  5.950%, 7/10/37                                       428,924
      15,446   Countrywide Asset-Backed
                  Certificates, Series 2003-1,
                  Class B (1) (3)
                  8.820%, 9/25/32                                        15,469
     200,379   Countrywide Asset-Backed
                  Certificates, Series 2003-1,
                  Class M1 (1)
                  6.070%, 4/25/33                                       200,592
     109,095   Countrywide Asset-Backed
                  Certificates, Series 2003-3,
                  Class 3A (1)
                  5.590%, 11/25/33                                      109,199
     136,206   Countrywide Asset-Backed
                  Certificates, Series 2004-11,
                  Class A2 (1)
                  5.700%, 3/25/33                                       136,360
     152,953   Countrywide Asset-Backed
                  Certificates, Series 2004-SD3,
                  Class A2 (1) (2)
                  5.870%, 9/25/34                                       154,549
      12,092   Countrywide Asset-Backed
                  Certificates, Series 2005-2N,
                  Class N (2) (3) (8)
                  4.500%, 8/25/36                                        11,352
     480,000   Countrywide Asset-Backed
                  Certificates, Series 2005-5,
                  Class M4 (1)
                  6.120%, 10/25/35                                      479,429
     112,351   Countrywide Asset-Backed
                  Certificates, Series 2005-9N,
                  Class N (2) (3) (8)
                  5.500%, 10/25/36                                       74,151


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      51

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      89,212   Countrywide Asset-Backed
                  Certificates, Series 2005-AB5N
                  (2) (3) (8)
                  6.000%, 12/29/36                                       86,285
     396,731   Countrywide Home Equity Loan
                  Trust, Series 2003-C, Class A (1)
                  5.590%, 5/15/29                                       397,384
     234,646   Credit Suisse First Boston
                  Mortgage Securities,
                  Series 2005-AGE1, Class A1 (1)
                  5.460%, 2/25/32                                       234,826
      44,736   Fieldstone Mortgage Investment,
                  Series 2005-1, Class 1A2 (1)
                  5.610%, 3/25/35                                        44,770
      24,546   First Franklin Mortgage Loan,Series
                  2003-FF1, Class M3F (3) (4) (6)
                  6.092%, 3/25/33                                        17,182
      13,192   GSAMP Trust,
                  Series 2004-WFN (2) (3) (8)
                  5.000%, 10/25/34                                       12,796
     247,731   Saco I Trust, Series 2005-2,
                  Class A (1) (2)
                  5.520%, 4/25/35                                       247,879
      39,101   Saco I Trust, Series 2005-3,
                  Class A (1)
                  5.550%, 7/25/35                                        39,134
      62,764   Structured Asset Investment
                  Loan Trust, Series 2003-BC1,
                  Class M2 (1)
                  7.170%, 1/25/33                                        62,746
     103,560   Structured Asset Investment
                  Loan Trust, Series 2003-BC11,
                  Class M4 (1) (3)
                  8.320%, 10/25/33                                       96,013
      46,730   Structured Asset Investment
                  Loan Trust, Series 2003-BC11,
                  Class M5 (1) (3) (6)
                  8.320%, 10/25/33                                       39,720
     133,688   Structured Asset Investment Loan
                  Trust, Series 2003-BC2,
                  Class M1 (1)
                  6.700%, 4/25/33                                       133,857
     160,000   Structured Asset Investment Loan
                  Trust, Series 2003-BC7,
                  Class M1 (1)
                  6.070%, 7/25/33                                       160,489
     280,000   Structured Asset Investment Loan
                  Trust, Series 2004-1,
                  Class M4 (1) (3)
                  8.070%, 2/25/34                                       280,682
     485,830   Wachovia Loan Trust,
                  Series 2005-SD1, Class A (1) (2)
                  5.680%, 5/25/35                                       485,516
                                                                 --------------
               TOTAL ASSET-BACKED
                  SECURITIES
                  (Cost $4,230,519)                                   4,144,223
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               CORPORATE OBLIGATIONS - 1.2%
   1,091,501   Lehman XS Trust,
                  Series 2006-12N, A1A1 (1)
                  5.400%, 8/25/46                                     1,092,355
     300,000   Twin Reefs Pass-Through (1) (2)
                  6.320%, 12/10/09                                      300,989
                                                                 --------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $1,391,614)                                   1,393,344
                                                                 --------------
               SHORT-TERM INVESTMENT - 3.3%
   3,770,501   JPMorgan Chase Bank,
                  N.A. Time Deposit (Nassau),
                  4.80%                                               3,770,501
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $3,770,501)                                   3,770,501
                                                                 --------------
               TOTAL INVESTMENTS - 104.4%
                  (Cost $118,025,885)                               117,400,557
                                                                 --------------
               OTHER ASSETS
                  LESS LIABILITIES - (4.4)%                          (5,001,016)
                                                                 --------------
               NET ASSETS - 100.0%                               $  112,399,541
                                                                 ==============

(1)   Variable Rate Security -- Rate disclosed is as of April 30, 2007.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of these securities amounted to $11,601,631, representing 10.3% of the net assets of the Fund.
(3) Security considered illiquid. On April 30, 2007, the value of these securities amounted to $1,798,527, representing 1.6% of the net asets of the Fund.
(4) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2007.
(5) The rate shown represents the security's effective yield at time of purchase.
(6)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(7)   Security purchased on a when-issued basis.
(8)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
IO -- Interest Only Security -- principal amount represents notional amount.
LLC -- Limited Liability Company
Ltd. -- Limited
NIM -- Net Interest Margin


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      52

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
                      U.S. GOVERNMENT
                      MORTGAGE-BACKED
                      OBLIGATIONS - 43.6%
                      FHLMC Gold TBA
          4,225,000      6.000%, 5/15/37                              4,259,328
          3,300,000      5.500%, 5/15/37                              3,262,875
          2,200,000      5.000%, 5/15/37                              2,125,750
          5,000,000   FNMA TBA
                         5.000%, 5/25/22                              4,928,125
                                                                 --------------
                      TOTAL U.S.
                         GOVERNMENT
                         MORTGAGE-BACKED
                         OBLIGATIONS
                         (Cost $14,537,502)                          14,576,078
                                                                 --------------
                      U.S. TREASURY
                      OBLIGATIONS (6) - 40.0%
                      U.S. Treasury Bills (5)
          6,850,000      5.099%, 5/03/07                              6,848,301
          1,625,000      4.942%, 5/31/07                              1,618,650
          1,645,000      4.883%, 7/26/07                              1,626,431
          3,145,000   U.S. Treasury Bond
                         5.125%, 5/15/16                              3,259,620
             20,000   U.S. Treasury Note
                         4.750%, 2/15/37                                 19,784
                                                                 --------------
                      TOTAL U.S. TREASURY
                         OBLIGATIONS
                         (Cost $13,313,213)                          13,372,786
                                                                 --------------
                      FOREIGN BONDS - 32.0%
EUR         100,000   Anglo Irish Capital (1)
                         5.219%, 9/29/16                                134,485
            100,000   ATF Captial (4)
                         9.250%, 2/21/14                                 99,000
EUR         100,000   Banco Sabadell (1)
                         5.234%, 9/29/16                                133,516
EUR         100,000   BBVA International (1)
                         4.952%, 9/29/16                                133,325
            100,000   Credit Suisse
                         8.000%, 2/22/10                                100,791
EUR         100,000   Danske Bank MTN (1)
                          4.878%, 5/15/17                               134,116
EUR         100,000   EFG Hellas Funding,
                         Series B (1)
                         4.565%, 11/02/15                               128,863
EGP         950,000   Egypt Treasury Bill (2)
                         7.687%, 7/31/07                                164,317
            240,000   Export Import Bank of
                         Ukraine
                         7.650%, 9/07/11                                248,289
EUR         100,000   German Treasury Bill (2)
                         3.725%, 6/13/07                                135,855
EUR         100,000   Hellas II (3)
                         9.968%, 1/15/15                                140,543

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
GBP          50,000   HSBC Bank Funding
                         MTN (1)
                         5.844%, 11/05/31                               100,356
EUR         110,000   HT1 Funding (1)
                         6.352%, 6/30/17                                158,228
IDR   3,000,000,000   Indonesia Government
                         10.000%, 7/15/17                               338,049
JPY     676,300,000   Japan Series 282
                         1.700%, 9/20/16                              5,725,877
            100,000   Majapahit Holding
                         7.250%, 10/17/11                               103,930
MYR       1,150,000   Malaysian Government
                         3.869%, 4/13/10                                340,285
EUR         125,000   NXP Funding LLC (3)
                         6.718%, 10/15/13                               174,187
PLZ       1,590,000   Poland Government Bond
                         6.250%, 10/24/15                               610,219
            100,000   Province of Buenos Aires
                         9.375%, 9/14/18                                101,250
             62,813   Republic of Argentina
                         Series V
                         7.000%, 3/28/11                                 63,237
BRL         500,000   Republic of Brazil
                         10.250%, 1/10/28                               267,190
            200,000   RSHB Capital
                         6.875%, 11/29/10                               207,469
EUR          50,000   Russian Standard Bank
                         Finance
                         6.825%, 9/16/09                                 68,894
GBP          50,000   Saphir Finance (1)
                         6.851%, 7/04/16                                100,639
EUR         100,000   Scor (1)
                         6.154%, 7/28/16                                137,627
GBP          50,000   Standard Chartered Bank (1)
                         8.103%, 5/11/16                                111,815
            206,000   VTB Capital (3)
                         6.100%, 9/21/07                                206,364
EUR         170,000   VTB Capital Series E, MTN (3)
                         4.488%, 3/13/09                                232,418
EUR          70,000   VTB Capital Series E, MTN
                         4.250%, 2/15/16                                 93,541
                                                                 --------------
                      TOTAL FOREIGN
                         BONDS
                         (Cost $10,573,535)                          10,694,675
                                                                 --------------
                      CORPORATE
                      OBLIGATIONS (6) - 20.5%
             60,000   Activant Solutions
                         9.500%, 5/01/16                                 59,700
            140,000   Adaro Finance
                         8.500%, 12/08/10                               146,604
             20,000   Advanced Medical Optics (4)
                         7.500%, 5/01/17                                 20,700
            100,000   Agile Property Holdings (4)
                         9.000%, 9/22/13                                106,250
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      53

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
             25,000   AGY Holdings (4)
                         11.000%, 11/15/14                               26,344
            100,000   Ahern Rentals
                         9.250%, 8/15/13                                104,750
             50,000   AK Steel
                         7.750%, 6/15/12                                 51,875
             65,000   Aleris International (4)
                         10.000%, 12/15/16                               68,169
             90,000   Allis-Chalmers Energy
                         9.000%, 1/15/14                                 93,150
             25,000   American Railcar (4)
                         7.500%, 3/01/14                                 26,031
             50,000   Americast Technologies (4)
                         11.000%, 12/01/14                               50,875
            100,000   Ameriqual Group LLC (4)
                         9.500%, 4/01/12                                103,000
             40,000   Amkor Technologies
                         7.125%, 3/15/11                                 39,850
             65,000   Asia Aluminum Holdings (4)
                         8.000%, 12/23/11                                66,381
             20,000   Atlas Pipeline Partners
                         8.125%, 12/15/15                                20,900
             75,000   Avnet
                         6.625%, 9/15/16                                 77,636
             20,000   Belden (4)
                         7.000%, 3/15/17                                 20,555
             10,000   Berry Petroleum
                         8.250%, 11/01/16                                10,075
             35,000   Beverages & More (4)
                         9.250%, 3/01/12                                 35,613
             75,000   Bombardier (4)
                         8.000%, 11/15/14                                79,125
             50,000   Bowater (3)
                         8.355%, 3/15/10                                 50,500
             60,000   Broadview Networks
                         Holdings (4)
                         11.375%, 9/01/12                                64,500
             45,000   Buffalo Thunder
                         Development
                         Authority (4)
                         9.375%, 12/15/14                                46,463
             25,000   Case Equipment
                         7.250%, 1/15/16                                 26,406
             35,000   CCH I Capital LLC
                         11.000%, 10/01/15                               37,363
             20,000   CCH I Holdings LLC
                         10.000%, 5/15/14                                18,750
             65,000   Centennial
                         Communications (3)
                         11.099%, 1/01/13                                68,656
            100,000   Centercredit
                         International (4)
                         8.625%, 1/30/14                                 96,375
             55,000   Chaparral Energy
                         8.500%, 12/01/15                                56,100

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
             60,000   Chesapeake Energy
                         7.000%, 8/15/14                                 62,250
             40,000   Chiquita Brands International
                         8.875%, 12/01/15                                38,600
             30,000   Cie Generale Geophysique
                         7.750%, 5/15/17                                 31,875
            105,000   Citigroup
                         6.125%, 8/25/36                                108,639
             85,000   Citizens Communications
                         9.000%, 8/15/31                                 93,712
             70,000   Claymont Steel (4)
                         8.875%, 2/15/15                                 70,700
             20,000   Coleman Cable (4)
                         9.875%, 10/01/12                                21,050
             75,000   Cooper (4)
                         7.125%, 2/15/15                                 76,875
             25,000   Copano Energy LLC
                         8.125%, 3/01/16                                 26,188
             35,000   CRC Health
                         10.750%, 2/01/16                                38,500
             60,000   Dynegy Holdings
                         8.375%, 5/01/16                                 63,525
             78,665   Elwood Energy LLC
                         8.159%, 7/05/26                                 83,669
            100,000   Empire Capital Resources (4)
                         9.375%, 12/15/11                               107,750
            100,000   Enterprise Products
                         Operations (3)
                         8.375%, 8/01/66                                110,915
             10,000   Felcor Lodging LP
                         REIT (3) (4)
                         7.275%, 12/01/11                                10,150
             25,000   Ford Motor
                         7.450%, 7/16/31                                 19,781
             70,000   Ford Motor Credit LLC
                         9.875%, 8/10/11                                 74,605
                      Freeport-McMoRan
             70,000      8.375%, 4/01/17                                 76,737
             10,000      8.250%, 4/01/15                                 10,838
             45,000   Freescale Semiconductor (4)
                         10.125%, 12/15/16                               45,675
             75,000   FTI Consulting
                         7.750%, 10/01/16                                78,656
                      General Motors
             80,000      8.375%, 7/15/33                                 72,700
             25,000      7.200%, 1/15/11                                 23,938
             30,000   Hawaiian Telcom
                         Commumications
                         12.500%, 5/01/15                                33,900
                      HCA (4)
             40,000      9.250%, 11/15/16                                43,700
            140,000      6.375%, 1/15/15                                122,325
             25,000   Hornbeck Offshore
                         Service Series B
                         6.125%, 12/01/14                                24,188


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      54

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
             10,000   Host Hotels & Resorts LP
                         6.875%, 11/01/14                                10,288
            110,000   Intelsat Bermuda
                         11.250%, 6/15/16                               126,087
            105,000   JPMorgan Chase
                         6.550%, 9/29/36                                107,643
            120,000   Kazkommerts
                         International (4)
                         7.500%, 11/29/16                               116,100
             25,000   Level 3 Financing (4)
                         8.750%, 2/15/17                                 25,563
             35,000   Linens 'n Things (3)
                         10.981%, 1/15/14                                33,119
             70,000   Lyondell Chemical
                         8.000%, 9/15/14                                 73,675
            150,000   MarkWest Energy Partners
                         8.500%, 7/15/16                                158,250
             65,000   McLeodusa (4)
                         10.500%, 10/01/11                               68,576
             25,000   Metropcs Wireless (4)
                         9.250%, 11/01/14                                26,813
             40,000   Michaels Stores (4)
                         11.375%, 11/01/16                               44,200
            125,000   Mohegan Tribal Gaming
                         7.125%, 8/15/14                                127,500
             40,000   Mosaic (4)
                         7.375%, 12/01/14                                41,800
            100,000   MTR Gaming Group
                         9.000%, 6/01/12                                105,500
             25,000   Neff Rental
                         11.250%, 6/15/12                                29,125
             90,000   Neiman Marcus Group
                         10.375%, 10/15/15                              101,587
             25,000   Nevada Power Series O
                         6.500%, 5/15/18                                 26,307
             20,000   NRG Energy
                         7.375%, 1/15/17                                 20,775
             75,000   Petroplus Finance (4) (7)
                         7.000%, 5/01/17                                 76,031
             40,000   Petroquest Energy
                         10.375%, 5/15/12                                42,200
             90,000   PNA Group (4)
                         10.750%, 9/01/16                                99,450
             25,000   PNA Intermediate
                         Holding (3) (4)
                         12.360%, 2/15/13                                25,875
             75,000   PolyOne
                         8.875%, 5/01/12                                 76,500
             85,000   Quebecor World Capital (4)
                         8.750%, 3/15/16                                 87,337
                      Qwest
             50,000      7.625%, 6/15/15                                 53,687
             15,000      7.500%, 10/01/14                                15,938
             90,000   Regency Energy Partners (4)
                         8.375%, 12/15/13                                93,150

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
             25,000   Reliant Energy
                         6.750%, 12/15/14                                26,313
             45,000   Rental Service (4)
                         9.500%, 12/01/14                                48,037
             45,000   Residential Capital LLC (3)
                         6.660%, 11/21/08                                45,114
             45,000   Reynolds American
                         7.625%, 6/01/16                                 49,459
             45,000   San Pasqual Casino (4)
                         8.000%, 9/15/13                                 46,575
                      Seagate Technology Holding
             45,000      6.800%, 10/01/16                                44,831
             45,000      6.375%, 10/01/11                                45,056
             30,000   Seitel (4)
                         9.750%, 2/15/14                                 30,675
             15,000   Senior Housing Trust
                         8.625%, 1/15/12                                 16,463
             20,000   Snoqualmie (4)
                         9.125%, 2/01/15                                 20,800
             35,000   Stallion Oilfield (4)
                         9.750%, 2/01/15                                 36,925
            100,000   Standard Chartered (3) (4)
                         6.409%, 1/30/49                                 99,735
             20,000   Stater Brothers Holdings (4)
                         7.750%, 4/15/15                                 20,650
             40,000   Steel Dynamics (4)
                         6.750%, 4/01/15                                 40,300
             55,000   Stena
                         7.500%, 11/01/13                                56,375
             40,000   Sterling Chemicals (4)
                         10.250%, 4/01/15                                40,800
            300,000   Stingray Pass Through
                         Trust (4)
                         5.902%, 1/12/15                                278,244
             75,000   Sunstate Equipment (4)
                         10.500%, 4/01/13                                80,625
            105,000   Swiss Re Capital I LP (3) (4)
                         6.854%, 5/29/49                                109,810
            100,000   Taqa Abu Dhabi National (4)
                         6.500%, 10/27/36                               101,865
             75,000   Toys "R" Us
                         7.875%, 4/15/13                                 71,250
             50,000   Tristan Oil (4)
                         10.500%, 1/01/12                                53,125
             40,000   Umbrella Acquisition (4)
                         9.750%, 3/15/15                                 40,350
             25,000   United Auto Group (4)
                         7.750%, 12/15/16                                25,500
             30,000   United Surgical Partners (4)
                         8.875%, 5/01/17                                 31,013
                      Ventas Realty LP
             25,000      7.125%, 6/01/15                                 26,125
             60,000      6.500%, 6/01/16                                 60,975
             40,000   Vitamin Shoppe (3)
                         12.860%, 11/15/12                               42,800


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      55

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
             30,000   Vitro (4)
                         9.125%, 2/01/17                                 31,575
             30,000   Williams Partners (4)
                         7.250%, 2/01/17                                 31,875
             55,000   Williams Series A
                         7.500%, 1/15/31                                 58,575
             95,000   Wimar Opco LLC (4)
                         9.625%, 12/15/14                                96,900
                                                                 --------------
                      TOTAL CORPORATE
                         OBLIGATIONS
                         (Cost $6,726,607)                            6,865,928
                                                                 --------------
                      MORTGAGE-BACKED
                      OBLIGATIONS - 0.8%
             92,764   Gracechurch Card PLC,
                         Series 2006-A, Class A1 (3)
                         6.308%, 10/15/12                               126,893
             38,440   GSAA Home Equity Trust,
                         Series 2006-6N,
                         Class N1 (4) (8) (9)
                         5.750%, 7/26/36                                 37,672
             59,188   Master Asset-Backed
                         Securities NIM
                         Trust, Series 2006-CI23,
                         Cl N1 (4) (8) (9)
                         7.250%, 8/25/36                                 47,350
             12,624   Meritage Mortgage
                         Loan Trust, Series 2004-1,
                         Class B1 (3) (4)
                         8.820%, 7/25/34                                  2,135
             11,292   New Century Home Equity
                         Loan Trust, Series 2003-3,
                         Class M5 (3) (8)
                         7.514%, 7/25/33                                  9,339
             28,000   Park Place Securities,
                         Series 2004-WCW1,
                         Class N8 (3) (8)
                         8.820%, 9/25/34                                 23,150
             53,030   Sharps SP I LLC NIM Trust,
                         Series 2006-HE3,
                         Class NA (4) (8) (9)
                         6.400%, 6/25/36                                 26,515
                                                                 --------------
                      TOTAL MORTGAGE-
                         BACKED
                         OBLIGATIONS
                         (Cost $319,270)                                273,054
                                                                 --------------

        Principal
        Amount (a)                                                   Value $
        ----------                                                   -------
                      SHORT-TERM
                      INVESTMENT - 5.3%
          1,773,549   JPMorgan Chase Bank,
                         N.A. Time Deposit
                         (Nassau), 4.80%                              1,773,549
                                                                 --------------
                      TOTAL SHORT-TERM
                         INVESTMENT
                         (Cost $1,773,549)                            1,773,549
                                                                 --------------
                      TOTAL
                         INVESTMENTS - 142.2%
                         (Cost $47,243,676)                          47,556,070
                                                                 --------------
                      OTHER ASSETS LESS
                         LIABILITIES - (42.2)%                      (14,120,431)
                                                                 --------------
                      NET ASSETS - 100.0%                        $   33,435,639
                                                                 ==============

(a)   Principal amount denominated in U.S. dollars unless otherwise indicated.
(1) Perpetual Bond -- Rate disclosed is as of April 30, 2007. The maturity date shown is the next callable date.
(2) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(3)   Variable Rate Security -- Rate disclosed is as of April 30, 2007.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of these securities amounted to $3,491,552, representing 10.4% of the net assets of the Fund.
(5)   The rate shown represents the security's effective yield at time of purchase.
(6) Security, or portion of security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.
(7)   Security purchased on a when-issued basis.
(8) Security considered illiquid. On April 30, 2007, the value of these securities amounted to $144,026, representing 0.4% of the net assets of the Fund.
(9)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)
BRL -- Brazilian Real
CHF -- Swiss Franc
EGP -- Egyptian Pound
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
IDR -- Indonesian Rupiah
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      56

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

MTN -- Medium Term Note
MYR -- Malaysian Ringgit
NIM -- Net Interest Margin
PLC -- Public Limited Company
PLZ -- Polish Zolty
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
USD -- United States Dollar

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of April 30, 2007:

                                                                        NET
                             NUMBER                                 UNREALIZED
                              OF                     EXPIRATION    APPRECIATION
                           CONTRACTS      VALUE        DATE       (DEPRECIATION)
--------------------------------------------------------------------------------
LONG:
   Japan
      10 Year Bond              8      $ 8,997,824    June-07        $  5,012
   U.S. Treasury
      5 Year Note               5          529,141    June-07             610
                                                                     --------
                                                                        5,622
                                                                     --------

SHORT:
   Euro-Bobl                    1          147,052    June-07           1,545
   Euro-Bund                   22        3,426,665    June-07          15,232
   Euro-Schatz                  1          140,734    June-07             592
   Long Gilt                    2          428,569    July-07             688
   U.S. Treasury
      2 Year Note             124       25,385,125    July-07           3,503
   U.S. Long
      Bond                      3          335,250    June-07             507
   U.S. Treasury
      5 Year Note             136       14,392,625    June-07         (50,346)
   U.S. Treasury
      10 Year Note             38        4,116,469    June-07         (10,848)
                                                                     --------
                                                                      (39,127)
                                                                     --------
                                                                     $(33,505)
                                                                     ========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding at April 30, 2007:

                                                                        NET
                                                                    UNREALIZED
SETTLEMENT                       CURRENCY           CURRENCY       APPRECIATION
DATE                            TO DELIVER         TO RECEIVE     (DEPRECIATION)
--------------------------------------------------------------------------------
7/3/07                      USD       453,484   EUR     339,363      $ 10,678
6/29/07                     GBP       164,371   EUR     241,047         1,110
7/3/07                      USD        65,000   JPY   7,638,215          (537)
6/26/07                     BRL       499,680   USD     240,000        (4,045)
7/3/07                      EUR     2,024,195   USD   2,714,233       (54,348)
7/3/07                      JPY   691,908,320   USD   5,960,000       120,577
7/3/07                      PLZ     1,708,156   USD     590,000       (27,211)
                                                                     --------
                                                                     $ 46,224
                                                                     ========

A summary of the outstanding Credit Default Swap agreements held by the Fund at April 30, 2007 is as follows:

                                                                                                                             SWAP
                                                                                             EXPIRATION      NOTIONAL     CONTRACTS
DESCRIPTION                                                                                      DATE         AMOUNT       AT VALUE
------------------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly 0.03% (0.12% per annum) times notional amount of Allstate Corp.
   6.75% 5/15/18. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               6/20/12         $165,000      $  (69)

Fund pays quarterly 0.19% (0.76% per annum) times notional amount of Alltel Corp.
   7.00% 7/1/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               3/20/12          $80,000         581

Fund pays quarterly 0.055% (0.22% per annum) times notional amount of AT&T Inc.
   5.875% 2/1/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: JP Morgan)                     3/20/12         $150,000        (212)

Fund receives quarterly 0.45% (1.80% per annum) times notional amount of BCM Ireland
   Finance 8.587% 8/15/16. Upon a defined credit event the Fund pays notional amount and
   takes receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)          3/20/10       EUR 80,000       1,044

Fund pays quarterly 0.6375% (2.55% per annum) times notional amount of Cablevision Systems
   Corp. 8.00% 4/15/12. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)         6/20/12          $75,000        (885)


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      57

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

A summary of the outstanding Credit Default Swap agreements held by the Fund at April 30, 2007 (CONTINUED):

                                                                                                                             SWAP
                                                                                             EXPIRATION      NOTIONAL     CONTRACTS
DESCRIPTION                                                                                      DATE         AMOUNT       AT VALUE
------------------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly 0.8625% (3.45% per annum) times notional amount of CDX NA HY Index
   Series 6. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               6/20/11          $25,000     $(1,266)

Fund pays quarterly 0.8625% (3.45% per annum) times notional amount of CDX NA HY Index
   Series 6. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               6/20/11          $25,000      (1,266)

Fund receives quarterly 0.8125% (3.25% per annum) times notional amount of CDX NA HY Index
   Series 7. Upon a defined credit event the Fund pays notional amount and takes receipt of
   a defined deliverable obligation. (Counterparty: Lehman Brothers)                          12/20/11         $325,000      12,695

Fund pays quarterly 0.115% (0.46% per annum) times notional amount of Ciba Specialty
   Chemicals 6.50% 4/24/13. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)           3/20/12      EUR 125,000        (347)

Fund receives quarterly payment of 0.20% (0.80% per annum) times notional amount of CMS
   Energy Corp. 6.875% 12/15/15. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)      3/20/12          $40,000         132

Fund receives quarterly payment of 0.08375% (0.335% per annum) times notional amount of
   Comcast Cable Communications 7.125% 6/15/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                             9/20/11         $100,000         791

Fund receives quarterly payment of 1.875% (7.50% per annum) times notional amount of Ford
   Motor Company 7.45% 7/16/31. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)      9/20/11          $25,000       2,172

Fund receives quarterly payment of 1.21% (4.84% per annum) times notional amount of Ford
   Motor Company 7.45% 7/16/31. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)      3/20/12          $95,000      (1,280)

Fund receives quarterly payment of 0.06625% (0.265% per annum) times notional amount of
   France Telecom 7.25% 1/28/13. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: JP Morgan)            3/20/12      EUR 115,000         563

Fund pays quarterly 0.0925% (0.37% per annum) times notional amount of Gannett Co., Inc.
   6.375% 4/1/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               9/20/11         $100,000         (58)

Fund pays quarterly 0.0875% (0.35% per annum) times notional amount of Gannett Co., Inc.
   6.375% 4/1/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               6/20/12         $150,000         680

Fund receives quarterly 1.70% (6.80% per annum) times notional amount of General Motors
   7.125% 7/15/13. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                      9/20/11          $25,000       2,655

Fund receives quarterly 0.72% (2.88% per annum) times notional amount of Intelsat Corp.
   6.5% 11/1/13. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)                6/20/12          $75,000      (2,941)

Fund receives quarterly 0.075% (0.30% per annum) times notional amount of iTraxx Europe 10
   Year Index Series 6. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                     12/20/11      EUR 250,000       1,437

Fund receives quarterly 0.125% (0.50% per annum) times notional amount of iTraxx Europe 10
   Year Index Series 7. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                      6/20/17      EUR 550,000       2,503

Fund receives quarterly 0.125% (0.50% per annum) times notional amount of iTraxx Europe 10
   Year Index Series 7. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: Morgan Stanley)                 6/20/17      EUR 550,000       2,503

Fund pays quarterly 0.575% (2.30% per annum) times notional amount of iTraxx Europe
   Crossover 5 Year Index Series 7. Upon a defined credit event the Fund receives notional
   amount and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)    6/20/12      EUR 117,500      (1,820)

Fund pays quarterly 0.575% (2.30% per annum) times notional amount of iTraxx Europe
   Crossover 5 Year Index Series 7. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Morgan Stanley)                                                              6/20/12      EUR 117,500      (1,820)

Fund receives quarterly 0.11% (0.44% per annum) times notional amount of MBIA Inc. 6.625%
   10/1/28. Upon a defined credit event the Fund pays notional amount and takes receipt of
   a defined deliverable obligation. (Counterparty: Lehman Brothers)                           6/20/12         $165,000          68

Fund pays quarterly 0.08375% (0.335% per annum) times notional amount of New York Times Co.
   4.61% 9/26/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               6/20/12         $150,000         845

Fund pays quarterly 0.04% (0.16% per annum) times notional amount of Pitney Bowes Inc.
   4.625% 10/1/12. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: JP Morgan)                     9/20/11         $100,000          52


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      58

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

A summary of the outstanding Credit Default Swap agreements held by the Fund at April 30, 2007 (CONCLUDED):

                                                                                                                             SWAP
                                                                                             EXPIRATION      NOTIONAL     CONTRACTS
DESCRIPTION                                                                                      DATE         AMOUNT       AT VALUE
------------------------------------------------------------------------------------------------------------------------------------
Fund receives semi-annually 1.135% (2.27% per annum) times notional amount of Republic of
   Argentina 8.28% 12/31/33. Upon a defined credit event the Fund pays notional amount and
   takes receipt of a defined deliverable obligation. (Counterparty: JP Morgan)               11/20/11          $53,000     $ 1,697

Fund receives semi-annually 0.565% (1.13% per annum) times notional amount of Republic of
   Colombia 10.375% 1/28/33. Upon a defined credit event the Fund pays notional amount and
   takes receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                1/20/12         $360,000       7,651

Fund receives quarterly 0.17% (0.68% per annum) times notional amount of Reynolds American
   Inc. 7.625% 6/1/16. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: Morgan Stanley)                 6/20/12          $75,000         (84)

Fund pays quarterly 0.0895% (0.358% per annum) times notional amount of Sara Lee Corp.
   6.125% 11/1/32. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)                6/20/12         $165,000         459

Fund pays quarterly 0.0825% (0.33% per annum) times notional amount of Telekom
   Finanzmanagement 5.00% 7/22/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Credit Suisse Group)                                                         6/20/14      EUR 125,000         (65)

Fund receives quarterly 0.065% (0.26% per annum) times notional amount of Time Warner
   Entertainment 8.875% 10/1/12. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: Lehman Brothers)      6/20/12         $300,000        (135)

Fund pays quarterly 0.2425% (0.97% per annum) times notional amount of Tyson Foods Inc.
   8.25% 10/1/11. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Lehman Brothers)               3/20/12          $75,000      (1,049)

Fund pays quarterly 0.06625% (0.265% per annum) times notional amount of United Utilities
   PLC 6.875% 8/15/28. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)               3/20/12      EUR 300,000        (763)
                                                                                                                            -------
                                                                                                                            $24,468
                                                                                                                            =======

A summary of the outstanding Interest Rate Swap agreements held by the Fund at April 30, 2007 is as follows:

                                                                                                                             SWAP
                                                                                             EXPIRATION      NOTIONAL     CONTRACTS
DESCRIPTION                                                                                      DATE         AMOUNT       AT VALUE
------------------------------------------------------------------------------------------------------------------------------------
Receive fixed rate of 4.1825% and pay floating rate based on 6-month EURIBOR.
   (Counterparty: JP Morgan)                                                                  3/12/17     EUR 1,600,000    $ 36,863

Receive floating rate based on 6-month Swiss Franc LIBOR and pay fixed rate of 2.89%.
   (Counterparty: JP Morgan)                                                                  3/12/17     CHF 2,400,000     (16,883)
                                                                                                                           --------
                                                                                                                           $ 19,980
                                                                                                                           ========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      59

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               U.S. GOVERNMENT
               MORTGAGE-BACKED
               OBLIGATIONS - 34.7%
               FHLMC Gold
      34,477      6.000%, 12/01/28                                       35,046
   1,555,600      5.500%, 12/01/34                                    1,541,505
     702,299      5.000%, 7/01/33                                       680,506
     821,866      5.000%, 8/01/33                                       796,364
     335,556      4.500%, 3/01/19                                       325,542
   1,885,000   FHLMC Gold TBA
                  6.000%, 5/15/37                                     1,900,316
               FNMA
      24,887      7.500%, 12/01/29                                       26,105
       3,021      7.000%, 12/01/10                                        3,052
      39,682      6.000%, 12/01/28                                       40,302
      27,320      6.000%, 12/01/28                                       27,747
     435,071      5.500%, 7/01/34                                       431,107
     113,824      4.500%, 10/01/33                                      107,234
     125,000      4.250%, 5/15/09                                       123,658
               FNMA TBA
     640,000      5.500%, 5/25/37                                       632,800
   1,645,000      5.000%, 5/25/22                                     1,621,353
      87,813   FNMA, Series 2004-35, Class AJ
                  4.500%, 1/25/20                                        87,001
               GNMA
      38,275      8.000%, 11/15/17                                       40,294
       1,332      8.000%, 6/15/26                                         1,419
      77,044      5.500%, 1/15/34                                        76,707
     290,271      5.500%, 9/20/34                                       288,457
                                                                 --------------
               TOTAL U.S. GOVERNMENT
                  MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $8,805,571)                                   8,786,515
                                                                 --------------
               U.S. TREASURY
               OBLIGATIONS (5) - 29.7%
   4,000,000   U.S. Treasury Bill (6)
                  4.880%, 5/03/07                                     3,999,008
               U.S. Treasury Bonds
     240,000      4.625%, 2/15/17                                       239,962
     260,000      4.500%, 3/31/12                                       259,787
     480,000      4.500%, 2/15/36                                       455,175
     292,068   U.S. Treasury Inflation Bond
                  2.375%, 1/15/27                                       294,224
               U.S. Treasury Notes
   1,125,000      4.750%, 2/28/09                                     1,127,022
     260,000      4.750%, 2/15/10                                       261,523
     245,000      4.500%, 4/30/12                                       244,092
     649,599      2.375%, 1/15/17                                       659,927
                                                                 --------------
               TOTAL U.S. TREASURY
                  OBLIGATIONS
                  (Cost $7,521,200)                                   7,540,720
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               CORPORATE OBLIGATIONS - 23.7%
     100,000   Agile Property Holdings (1)
                  9.000%, 9/22/13                                       106,250
      35,000   Allis-Chalmers Energy
                  8.500%, 3/01/17                                        35,350
     100,000   American General Finance MTN
                  5.750%, 9/15/16                                       101,900
     200,000   American International Group
                  5.050%, 10/01/15                                      196,874
      95,000   Arizona Public Service
                  5.800%, 6/30/14                                        96,072
      45,000   Assured Guaranty
                  7.000%, 6/01/34                                        49,724
     115,000   Assured Guaranty, Series A (2)
                  6.400%, 12/15/66                                      117,012
      70,000   AT&T
                  6.800%, 5/15/36                                        76,232
     150,000   Bank of America
                  5.375%, 8/15/11                                       151,895
      85,000   BBVA International (1) (2)
                  5.919%, 4/18/17                                        84,079
     100,000   BellSouth
                  4.750%, 11/15/12                                       97,760
      40,000   Bowater (2)
                  8.355%, 3/15/10                                        40,400
      70,000   Burlington North Santa Fe
                  6.150%, 5/01/37                                        70,811
     100,000   Centercredit International (1)
                  8.625%, 1/30/14                                        96,375
     160,000   Cisco Systems
                  5.500%, 2/22/16                                       161,151
               Citigroup
     100,000      6.125%, 8/25/36                                       103,465
     100,000      5.125%, 2/14/11                                       100,258
      65,000   Cleveland Electric Illumination
                  5.700%, 4/01/17                                        64,972
     115,000   Colonial Realty LP
                  5.500%, 10/01/15                                      113,344
      70,000   Colorado Interstate Gas
                  6.800%, 11/15/15                                       75,007
      70,000   Cooper (1)
                  7.125%, 2/15/15                                        71,750
     105,000   Corp. Andina de Fomento
                  5.750%, 1/12/17                                       105,804
      95,000   Credit Suisse USA
                  5.500%, 8/16/11                                        96,544
      45,000   CSX
                  6.150%, 5/01/37                                        44,968
      60,000   DaimlerChrysler
                  8.500%, 1/18/31                                        75,821
      45,000   Dime Capital Trust I, Series A
                  9.330%, 5/06/27                                        47,244
      70,000   Enterprise Products Operations (2)
                  8.375%, 8/01/66                                        77,641


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      60

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

  Principal
  Amount $                                                           Value $
 ---------                                                           -------
      40,000   Federated Retail Holding
                  5.350%, 3/15/12                                        40,022
      65,000   Ford Motor Credit LLC
                  9.875%, 8/10/11                                        69,276
      60,000   FTI Consulting
                  7.625%, 6/15/13                                        62,250
     100,000   Gaz Capital (1)
                  6.212%, 11/22/16                                      101,550
      50,000   Genentech
                  5.250%, 7/15/35                                        46,494
     145,000   General Electric Capital MTN,
                  Series A
                  6.750%, 3/15/32                                       165,623
      55,000   Goldman Sachs Group
                  5.950%, 1/15/27                                        54,515
      40,000   Goldman Sachs Group LP
                  5.000%, 10/01/14                                       39,030
      65,000   Greif (1)
                  6.750%, 2/01/17                                        66,463
      50,000   HCA (1)
                  9.125%, 11/15/14                                       54,125
      45,000   Health Care REIT
                  6.200%, 6/01/16                                        45,969
      50,000   Hospitality Properties Trust (1)
                  5.625%, 3/15/17                                        49,285
      60,000   Host Hotels & Resorts LP
                  6.875%, 11/01/14                                       61,725
      70,000   ITC Holdings (1)
                  5.875%, 9/30/16                                        70,599
      55,000   JCPenney
                  7.400%, 4/01/37                                        61,212
      10,000   JPMorgan Chase
                  4.750%, 3/01/15                                         9,693
     100,000   Kazkommerts International (1)
                  7.500%, 11/29/16                                       96,750
      70,000   Korea Development Bank
                  3.875%, 3/02/09                                        68,457
      60,000   Lehman Brothers Holdings MTN
                  5.250%, 2/06/12                                        60,070
      85,000   Magellan Misdstream Partners
                  6.400%, 5/01/37                                        86,306
      65,000   Mohegan Tribal Gaming
                  7.125%, 8/15/14                                        66,300
      60,000   NXP (1)
                  7.875%, 10/15/14                                       62,700
      80,000   Oneok Partners LP
                  6.150%, 10/01/16                                       82,501
      60,000   Pacific Gas & Electric
                  5.800%, 3/01/37                                        59,331
      75,000   Petroplus Finance (1) (4)
                  6.750%, 5/01/14                                        75,750
     120,000   QBE Capital Funding II
                  LP (1) (2) (4)
                  6.797%, 6/01/17                                       121,256

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      55,000   Qwest
                  7.625%, 6/15/15                                        59,056
     130,000   Residential Capital LLC (2)
                  6.660%, 11/21/08                                      130,330
      65,000   Reynolds American
                  7.625%, 6/01/16                                        71,441
      95,000   Senior Housing Trust
                  8.625%, 1/15/12                                       104,262
     100,000   Shimao Property Holdings (1)
                  8.000%, 12/01/16                                      103,625
     100,000   Standard Chartered (1) (2)
                  6.409%, 1/30/49                                        99,736
      35,000   Steel Dynamics (1)
                  6.750%, 4/01/15                                        35,263
     200,000   Swiss Re Capital I LP (1) (2)
                  6.854%, 5/29/49                                       209,163
     100,000   Target (4)
                  5.375%, 5/01/17                                       100,229
     100,000   Time Warner Cable (1)
                  6.550%, 5/01/37                                       101,466
      65,000   Trans-Canada Pipelines (2) (4)
                  6.350%, 5/15/67                                        64,884
     100,000   UBS AG Stamford Connecticut
                  5.875%, 7/15/16                                       104,425
      65,000   UBS Preferred Funding Trust I (2)
                  8.622%, 10/29/49                                       71,800
     100,000   Unicredito Luxemburg
                  Finance (1) (2)
                  5.584%, 1/13/17                                       101,479
      20,000   Vale Overseas
                  6.875%, 11/21/36                                       21,314
      60,000   Ventas Realty LP
                  6.500%, 6/01/16                                        60,975
      95,000   Vitro (1)
                  9.125%, 2/01/17                                        99,988
     110,000   VTB Capital (1) (2)
                  6.100%, 9/21/07                                       110,195
      60,000   Williams Series A
                  7.500%, 1/15/31                                        63,900
      55,000   Wyeth
                  5.950%, 4/01/37                                        55,187
                                                                 --------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $5,949,414)                                   6,004,673
                                                                 --------------
               COMMERCIAL
               PAPER (6) - 9.8%
   2,500,000   Citicorp
                  5.281%, 5/14/07                                     2,495,251
                                                                 --------------
               TOTAL COMMERCIAL
                  PAPER
                  (Cost $2,495,251)                                   2,495,251
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      61

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               COLLATERALIZED
               MORTGAGE OBLIGATIONS - 8.9%
     440,000   Bear Stearns Commercial Mortgage
                  Securities, Series 2004-PWR3,
                  Class A4
                  4.715%, 2/11/41                                       428,466
     395,000   Bear Stearns Commercial Mortgage
                  Securities, Series 2005-T18,
                  Class A4 (2)
                  4.933%, 2/13/42                                       385,819
      47,870   Citigroup Mortgage Loan Trust,
                  Series 2003-1, Class WA2
                  6.500%, 6/25/31                                        48,536
     242,578   Citigroup Mortgage Loan Trust,
                  Series 2003-UP3, Class A2
                  7.000%, 9/25/33                                       249,197
     173,875   Citigroup Mortgage Loan Trust,
                  Series 2005-1, Class 3A1
                  6.500%, 4/25/35                                       176,340
     618,477   Countrywide Alternative Loan
                  Trust, Series 2005-65CB, Class 1A7
                  5.500%, 1/25/36                                       619,082
     215,000   Morgan Stanley Capital I,
                  Series 2003-T11, Class A3
                  4.850%, 6/13/41                                       212,711
     120,000   Morgan Stanley Capital I,
                  Series 2004-T15, Class A4 (2)
                  5.270%, 6/13/41                                       120,252
       4,121   Salomon Brothers Mortgage
                  Securities VII, Series 2001-CPB1,
                  Class A (2)
                  7.446%, 12/25/30                                        4,109
                                                                 --------------
               TOTAL COLLATERALIZED
                  MORTGAGE OBLIGATIONS
                  (Cost $2,260,138)                                   2,244,512
                                                                 --------------
               MORTGAGE-BACKED
               OBLIGATIONS - 4.6%
       5,366   Fremont NIM Trust,
                  Series 2005-B (1) (3) (7)
                  5.500%, 4/25/35                                         3,220
       4,363   Home Equity Asset Trust,
                  Series 2003-1, Class B2 (2) (3)
                  9.570%, 6/25/33                                           813
     600,000   Merrill Lynch Mortgage Trust,
                  Series 2004-BPC1, Class A3 (2)
                  4.467%, 10/12/41                                      583,476
       6,743   Option One Mortgage Loan Trust,
                  Series 2002-3, Class M2 (2)
                  7.015%, 8/25/32                                         6,754
     600,000   Wachovia Bank Commercial Mortgage
                  Trust, Series 2005-C19, Class A5
                  4.661%, 5/15/44                                       583,755
                                                                 --------------
               TOTAL MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $1,170,096)                                   1,178,018
                                                                 --------------

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               ASSET-BACKED SECURITIES - 1.0%
     100,495   Hedged Mutual Fund Fee Trust,
                  Series 2003-1A, Class 2 (1) (3) (7)
                  5.220%, 11/30/10                                      100,118
     155,214   Hedged Mutual Fund Fee Trust,
                  Series 2003-2, Class 2 (1) (3) (7)
                  4.840%, 3/02/11                                       152,595
                                                                 --------------
               TOTAL ASSET-BACKED
                  SECURITIES
                  (Cost $255,545)                                       252,713
                                                                 --------------
               SHORT-TERM
               INVESTMENT - 3.9%
     979,336   JPMorgan Chase Bank,
                  N.A. Time Deposit (Nassau),
                  4.80%                                                 979,336
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $979,336)                                       979,336
                                                                 --------------
               TOTAL INVESTMENTS - 116.3%
                  (Cost $29,436,551)                                 29,481,738
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - (16.3)%                              (4,127,791)
                                                                 --------------
               NET ASSETS - 100.0%                               $   25,353,947
                                                                 ==============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of these securities amounted to $2,173,780, representing 8.6% of the net assets of the Fund.
(2)   Variable Rate Security -- Rate disclosed is as of April 30, 2007.
(3) Security considered illiquid. On April 30, 2007, the value of these securities amounted to $256,746 representing 1.0% of the net assets of the Fund.
(4)   Security purchased on a when-issued basis.
(5) Security, or portion of the security, has been pledged as collateral on mortgage dollar rolls.
(6) The rate shown represents the security's effective yield at time of purchase.
(7)   Security considered restricted (See Note 2 in Notes to Financial
      Statements).
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
NIM -- Net Interest Margin
REIT -- Real Estate Investment Trust
TBA -- To Be Announced


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      62

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of April 30, 2007:

                               NUMBER                                   NET
                                 OF                    EXPIRATION    UNREALIZED
                              CONTRACTS     VALUE         DATE      DEPRECIATION
--------------------------------------------------------------------------------
LONG:
   U.S. Treasury
     2 Year Note                 41       $8,393,469     July-07      $(6,482)
SHORT:
   U.S. Treasury
     10 Year Note                26        2,816,531     June-07       (1,766)
                                                                      -------
                                                                      $(8,248)
                                                                      =======


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      63

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               MUNICIPAL BONDS - 92.9%
               ALABAMA - 1.8%
               Alabama Private Colleges &
                  Universities Facilities RB,
                  Tuskegee University Project,
                  Assured Guaranty
   2,000,000      4.750%, 9/01/26                                     2,058,060
     470,000      4.000%, 9/01/13                                       473,647
     425,000      3.950%, 9/01/12                                       427,380
     250,000   Crenshaw County, Industrial
                  Development Board RB, Sister
                  Schuberts Project, AMT,
                  Pre-Refunded @ 100, (LOC:
                  AmSouth Bank of Alabama)
                  (1) (2) (3) (4)
                  5.600%, 3/01/08                                       251,535
     775,000   Jefferson County, Limited Obligation
                  School RB Warrants, Series A
                  5.250%, 1/01/15                                       834,466
     630,000   Jefferson County, Multi-Family
                  Housing Authority RB Warrants,
                  Mitchell Investments, Series A,
                  (LOC: Regions Bank)
                  5.400%, 9/01/12                                       645,032
   1,300,000   Montgomery, Educational Building
                  Authority RB, Faulkner University
                  Project, RADIAN (12)
                  5.250%, 10/01/32                                    1,370,889
                                                                 --------------
                                                                      6,061,009
               ARIZONA - 0.5%
     290,000   Phoenix, Industrial Development
                  Authority RB, Hacienda
                  Sunnyslope Project,
                  Series A, AMT, GNMA
                  4.350%, 7/20/15                                       293,785
      20,000   Pima County GO, ETM
                  6.750%, 11/01/09                                       20,266
   1,465,000   State Health Facilities Authority RB,
                  Phoenix Baptist Hospital &
                  Medical Center, MBIA, ETM
                  6.250%, 9/01/11                                     1,510,561
                                                                 --------------
                                                                      1,824,612
               ARKANSAS - 4.7%
     570,000   Baxter County, Hospital Revenue
                  Authority RB, Refunding &
                  Improvement Project, Series A
                  5.375%, 9/01/14                                       584,849
   4,240,000   Cabot, Sales & Use Tax RB,
                  XLCA
                  4.300%, 12/01/31                                    4,362,536
   1,000,000   Drew County, Industrial
                  Development RB, JP Price Lumber
                  Project, Series B, ADFA, AMT
                  5.000%, 2/01/16                                     1,035,700

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
   2,730,000   Fayetteville, Sales & Use Tax RB,
                  Capital Improvement,
                  Series A, FSA
                  3.000%, 11/01/20                                    2,417,306
               Heber Springs, Sales & Use Tax
                  RB, CIFG
   1,275,000      4.700%, 6/01/30                                     1,306,811
   1,205,000      4.650%, 6/01/27                                     1,231,124
   1,300,000   Little Rock, Library Construction
                  GO, Series A
                  4.250%, 3/01/23                                     1,274,650
     250,000   Pine Bluff, Industrial Development
                  RB, Weyerhaeuser Project
                  5.500%, 11/01/07                                      252,168
     380,000   Scott County, Sales & Use Tax RB,
                  Correctional Facility
                  Improvements
                  5.000%, 8/01/36                                       385,198
     925,000   Springdale, Sales & Use Tax RB,
                  MBIA
                  4.000%, 7/01/16                                       932,640
   1,765,000   Stuttgart, Sales & Use Tax RB,
                  AMBAC
                  4.200%, 10/01/31                                    1,743,238
                                                                 --------------
                                                                     15,526,220
               CALIFORNIA - 5.6%
     720,000   Benicia, Unified School District GO,
                  Series B, MBIA (5)
                  4.589%, 8/01/18                                       410,911
               California Health Facilities Funding
                  Authority RB, California-Nevada-
                  Methodist Project
     360,000      5.000%, 7/01/14                                       381,535
     375,000      5.000%, 7/01/15                                       397,406
     395,000      5.000%, 7/01/16                                       418,822
     825,000      4.250%, 7/01/11                                       830,404
      35,000   California State GO
                  3.625%, 5/01/07                                        35,000
      85,000   California Statewide Communities
                  Development Authority COP,
                  Kaiser Remarket, FSA, ETM
                  5.300%, 12/01/15                                       87,871
   8,390,000   Contra Costa Home Mortgage
                  Finance RB, Multi-Family Housing,
                  MBIA, ETM (5)
                  6.481%, 9/01/17                                     4,323,451
     100,000   Delta County Home Mortgage
                  Finance RB, Single-Family
                  Mortgage-Backed Securities,
                  Series A, AMT, MBIA,
                  GNMA, FNMA
                  5.350%, 6/01/24                                       101,040
   3,080,000   Los Angeles, Community
                  Redevelopment Agency RB,
                  Pooled Financing, Series M,
                  RADIAN (8)
                  6.100%, 9/01/16                                     3,201,845


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      64

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
     535,000   Los Angeles, Multi-Family
                  Housing RB, Colorado Terrace
                  Project, Series H, AMT, GNMA
                  4.350%, 11/20/12                                      540,382
   3,490,000   Manteca, Financing Authority
                  Sewer RB, Series B, MBIA
                  5.000%, 12/01/33                                    3,490,140
      25,000   Placer County, Water Agency RB,
                  Middle Fork Project
                  3.750%, 7/01/12                                        24,866
      60,000   Sacramento County, Sacramento
                  Main Detention Center COP,
                  MBIA, ETM
                  5.500%, 6/01/10                                        61,742
      10,000   Sacramento County, Sanitation
                  Authority RB, ETM
                  5.125%, 12/01/10                                       10,013
     153,000   San Bernardino County,
                  Transportation Authority RB,
                  Series A, FGIC, ETM
                  6.000%, 3/01/10                                       158,635
     175,000   Southern California, Public Power
                  Authority RB, Palo Verde Project,
                  Series A, ETM
                  5.000%, 7/01/17                                       175,191
   3,530,000   Stockton, United Christian Schools
                  COP, Mandatory Put, (LOC:
                  Pacific Capital Bank) (1) (7)
                  4.300%, 4/03/17                                     3,530,000
     420,000   Valley Center, Unified School
                  District GO, Capital Appreciation,
                  Series A, MBIA (5)
                  4.521%, 9/01/17                                       241,093
                                                                 --------------
                                                                     18,420,347
               COLORADO - 3.8%
   3,790,000   Adonea, Metropolitan District
                  No. 2 RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                    3,841,923
     730,000   Beacon Point, Metropolitan
                  District RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                      737,271
     100,000   Denver City & County COP,
                  Series A, MBIA,
                  Pre-Refunded @ 100 (2)
                  5.000%, 5/01/11                                       101,337
     700,000   Denver City & County
                  Multi-Family Housing RB,
                  Cottonwood Creek,
                  Series A (1) (3) (4) (6)
                  3.930%, 4/15/14                                       700,000

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      20,000   Denver, City & County Airport RB,
                  Series D, AMT
                  7.750%, 11/15/13                                       22,148
   1,620,000   High Plains, Metropolitan
                  District RB, (LOC: Compass Bank)
                  4.375%, 12/01/15                                    1,651,574
     500,000   Interlocken Metropolitan
                  District GO, Series A, RADIAN
                  5.750%, 12/15/11                                      527,130
     600,000   State Educational & Cultural
                  Facilities Authority RB, Charter
                  School, Littleton, CIFG
                  4.300%, 1/15/26                                       594,180
     615,000   State Educational & Cultural
                  Facilities Authority RB,
                  Charter School, Peak to Peak,
                  XLCA
                  3.000%, 8/15/09                                       605,424
     365,000   State Educational & Cultural
                  Facilities Authority RB, Parker
                  Core Charter School, XLCA
                  3.500%, 11/01/14                                      354,794
   1,590,000   State Health Facilities Authority RB,
                  Poudre Valley Health Care,
                  Series F
                  5.000%, 3/01/25                                     1,622,961
      30,000   State Health Facility Authority RB,
                  Series A, ETM
                  5.350%, 11/01/16                                       30,636
               Teller County, COP, Assured
                  Guaranty
     400,000      5.000%, 12/01/24                                      428,192
     120,000      4.550%, 12/01/18                                      123,083
     310,000      4.500%, 12/01/17                                      317,753
     300,000      4.400%, 12/01/16                                      306,009
     150,000      4.150%, 12/01/13                                      151,027
     190,000      3.500%, 12/01/09                                      187,783
     180,000      3.150%, 12/01/07                                      179,354
                                                                 --------------
                                                                     12,482,579
               CONNECTICUT - 0.7%
      50,000   Greenwich, New Public Housing
                  Authority RB
                  5.250%, 5/01/08                                        50,672
      55,000   State Health & Educational
                  Facilities RB, Danbury Hospital,
                  ETM
                  7.875%, 7/01/09                                        57,285
   2,000,000   State Health & Educational
                  Facilities RB, Saint Francis
                  Hospital Medical Center,
                  Series D, RADIAN
                  5.500%, 7/01/17                                     2,150,180
                                                                 --------------
                                                                      2,258,137


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      65

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               DELAWARE - 0.8%
               New Castle County, Newark
                  Charter School Income Project RB
     365,000      5.000%, 9/01/17                                       380,177
   1,000,000      5.000%, 9/01/22                                     1,035,400
     255,000      4.750%, 9/01/13                                       260,936
     150,000      4.750%, 9/01/15                                       153,570
     825,000   State Economic Development
                  Authority RB, Delmarva Power
                  & Light, Series D, AMT
                  5.650%, 7/01/28                                       856,631
                                                                 --------------
                                                                      2,686,714
               DISTRICT OF COLUMBIA - 0.5%
     500,000   District of Columbia GO,
                  Series B, FSA, ETM
                  5.500%, 6/01/14                                       522,420
     585,000   District of Columbia RB,
                  Enterprise Zone-819 7th Street,
                  AMT, Mandatory Put, (LOC:
                  Branch Banking & Trust) (7)
                  3.600%, 10/01/09                                      577,886
               Hospital RB, Medlantic Healthcare
                  Group, Series A, MBIA, ETM
     100,000      5.750%, 8/15/14                                       102,152
     410,000      5.750%, 8/15/26                                       418,815
                                                                 --------------
                                                                      1,621,273
               FLORIDA - 2.8%
      50,000   Clearwater, Housing Authority RB,
                  Affordable Housing Acquisition
                  Program, FSA
                  4.950%, 6/01/07                                        50,032
   1,300,000   Collier County, Industrial
                  Development Authority RB, Naples
                  Community Hospital Project,
                  Mandatory Put, (LOC: Bank of
                  America NA) (7)
                  4.650%, 9/30/19                                     1,320,293
     428,813   Dade County, Single-Family
                  Housing Finance Authority RB,
                  Series B-1, AMT, GNMA, FNMA
                  6.100%, 4/01/27                                       443,161
      15,000   Florida State GO, ETM
                  5.900%, 7/01/08                                        15,177
               Gulf Breeze, Local Government
                  RB, FGIC, Mandatory Put (6) (7)
   1,135,000      4.000%, 12/01/14                                    1,126,317
     600,000      4.000%, 12/01/15                                      590,982
     500,000   Hillsborough County School Board
                  COP, Series B, MBIA
                  5.000%, 7/01/18                                       530,390
     155,000   Jacksonville, Electric Authority RB,
                  ETM
                  5.375%, 7/01/12                                       161,285
      10,000   Jacksonville, Electric Authority RB,
                  Third Installment, ETM
                  6.800%, 7/01/12                                        10,785

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
     125,000   Jacksonville, Health Facilities RB,
                  Daughters of Charity, MBIA,
                  ETM (1) (3) (4)
                  5.000%, 11/15/15                                      125,124
      60,000   Orange County, Tourist Division
                  RB, AMBAC, ETM
                  6.000%, 10/01/16                                       60,285
      25,000   Orange County, Tourist Division
                  RB, Orange County Convention,
                  AMBAC, ETM
                  9.250%, 9/01/07                                        25,419
   1,060,000   Orange County, Tourist Division
                  RB, Series A, AMBAC, ETM
                  6.250%, 10/01/13                                    1,122,095
     365,000   Pinellas County, Housing Finance
                  Authority RB, Multi-County
                  Program, Series A-3, AMT,
                  GNMA, FNMA
                  4.000%, 3/01/25                                       363,040
     120,000   Tampa, Allegany Health System
                  RB, Saint Anthony, MBIA, ETM
                  5.125%, 12/01/15                                      120,674
      65,000   Tampa, Allegany Health System
                  RB, Saint Joseph, MBIA, ETM
                  5.125%, 12/01/23                                       65,365
     340,000   Tampa, Allegany Health System
                  RB, Saint Mary's, MBIA, ETM
                  5.125%, 12/01/23                                      341,999
     100,000   Vero Beach, Electric RB,
                  MBIA, ETM
                  6.500%, 12/01/07                                      101,610
     850,000   Volusia County, Educational
                  Facilities Authority RB, Embry
                  Riddle, RADIAN
                  5.000%, 10/15/25                                      887,511
   1,900,000   Volusia County, Housing Finance
                  Authority RB, Fishermans
                  Landing Apartments, FNMA (6)
                  3.930%, 1/15/32                                     1,900,000
                                                                 --------------
                                                                      9,361,544
               GEORGIA - 2.9%
   2,235,000   Cobb County, Kennestone
                  Hospital Authority RB, Capital
                  Appreciation Certificates,
                  Series 86A, MBIA, ETM (5)
                  6.159%, 8/01/15                                     1,328,350
   1,200,000   Cobb County, Multi-Family
                  Housing Revenue Authority RB,
                  Post Bridge Project, FNMA (6)
                  3.950%, 6/01/25                                     1,200,000
     900,000   Dekalb County, Multi-Family
                  Housing RB, Winters Creek
                  Apartments Project, FNMA (6)
                  3.980%, 6/15/25                                       900,000


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      66

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      45,000   Fulco, Hospital Authority RB,
                  Saint Joseph Hospital, ETM
                  5.375%, 10/01/09                                       45,224
      40,000   Gwinnett County, Water &
                  Sewer RB, MBIA, ETM
                  6.100%, 3/01/08                                        40,806
   1,770,000   Kennesaw, Urban Redevelopment
                  Agency RB, City Hall Expansion
                  Project
                  3.950%, 1/01/19                                     1,776,283
     750,000   Marietta, Multi-Family Housing
                  Authority RB, Franklin Walk
                  Apartments Project, FHLMC (6)
                  3.550%, 1/01/32                                       750,000
   1,360,000   Marietta, Multi-Family Housing
                  Authority RB, Wood Glen,
                  FHLMC (6)
                  3.920%, 7/01/24                                     1,360,000
     490,000   Municipal Electric Authority
                  Power RB, Capital Appreciation,
                  Series Q, MBIA (5)
                  6.785%, 1/01/12                                       362,424
   1,000,000   Roswell, Multi-Family Housing
                  Authority RB, Chambrel Roswell,
                  FNMA (6)
                  3.970%, 11/15/32                                    1,000,000
     800,000   Smyrna, Multi-Family Housing
                  Authority RB, Hills of Post
                  Village Project, FNMA (6)
                  3.950%, 6/01/25                                       800,000
                                                                 --------------
                                                                      9,563,087
               IDAHO - 0.1%
       5,000   Idaho Falls, Electric Revenue
                  Authority RB, ETM
                  6.750%, 4/01/09                                         5,194
     165,000   State Housing & Finance
                  Association RB, Single-Family
                  Mortgage, Series D, Class III,
                  AMT
                  5.400%, 7/01/21                                       170,074
                                                                 --------------
                                                                        175,268
               ILLINOIS - 8.2%
   4,460,000   Bolingbrook, Sales Tax RB (5)
                  1.277%, 1/01/15                                     4,423,383
   1,180,000   Bolingbrook, Special Services Areas
                  Special Tax, Reference 2001-1-2-3
                  & 2002-1, MBIA
                  4.000%, 3/01/18                                     1,161,391
     560,000   Calhoun & Greene Counties,
                  Community School District
                  No. 40 GO
                  4.700%, 1/01/16                                       564,133
   1,000,000   Cary, Special Tax, Special Service
                  Area No. 2, RADIAN
                  4.400%, 3/01/16                                     1,017,030

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
   1,750,000   Chicago, Increment Allocation
                  Revenue, Diversey Narragansett
                  Project COP
                  7.460%, 2/15/26                                     1,866,427
   2,000,000   Chicago, Kingsbury Redevelopment
                  Project TAN, Series A
                  6.570%, 2/15/13                                     2,061,840
   1,000,000   Chicago, Lake Shore East SA
                  6.750%, 12/01/32                                    1,083,180
   3,500,000   Cortland, Special Tax, Sheaffer
                  Systems Project (1)
                  5.500%, 3/01/17                                     3,546,410
   1,253,000   Lakemoor Village, Special Tax,
                  RADIAN
                  4.550%, 3/01/16                                     1,290,352
   2,860,000   Pingree Grove, Special Services
                  Area, Cambridge Lakes Project,
                  Series 05-1
                  5.250%, 3/01/15                                     2,950,576
     850,000   State Educational Facilities
                  Authority RB, Capital Appreciation,
                  ETM (5)
                  9.996%, 7/01/14                                       534,302
     740,000   State Educational Facilities
                  Authority RB, Capital Appreciation,
                  Pre-Refunded @ 57.17 (2) (5)
                  6.078%, 7/01/14                                       364,739
   1,120,000   State Financial Authority RB,
                  Medical District Common Project,
                  Series A, CIFG
                  4.125%, 9/01/18                                     1,118,746
     850,000   State Financial Authority RB,
                  Metropolitis Project
                  5.000%, 12/01/24                                      869,099
   3,020,000   State Health Facilities Authority RB,
                  Hinsdale Hospital, Series A, ETM
                  6.950%, 11/15/13                                    3,398,799
     275,000   State Health Facilities Authority RB,
                  Hospital of Sisters Services,
                  Series A, FSA, Optional Put
                  4.500%, 12/01/23                                      275,726
     555,000   Will County, Community School
                  District GO, Alternative Revenue
                  Source Larway
                  5.625%, 12/01/23                                      597,019
                                                                 --------------
                                                                     27,123,152
               INDIANA - 1.4%
               Gary, Sanitation District, Special
                  Taxing District, RADIAN
     250,000      5.000%, 2/01/12                                       261,347
     270,000      5.000%, 2/01/13                                       283,851
      50,000   Indianapolis, Industrial Utilities
                  District RB, ETM
                  7.000%, 6/01/08                                        50,666


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      67

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
               Maconaquah, School District RB,
                  Energy Management Financing
                  Project
     286,756      5.000%, 1/01/12                                       296,850
     301,093      5.000%, 1/01/13                                       313,263
     316,148      5.000%, 1/01/14                                       330,340
     261,339      4.750%, 1/01/10                                       265,432
     273,752      4.750%, 1/01/11                                       279,457
     241,622      4.000%, 1/01/08                                       241,347
     251,287      4.000%, 1/01/09                                       250,804
               Munster, Municipal Center RB,
                  First Mortgage
     400,000      5.000%, 7/15/24                                       414,960
     700,000      4.875%, 7/15/21                                       721,140
     445,000      4.700%, 7/15/17                                       455,800
      95,000   State Health Facility Financing
                  Authority RB, Ancilla Systems,
                  MBIA, ETM
                  5.250%, 7/01/22                                        96,162
               State Health Facility Financing
                  Authority RB, Methodist Hospital,
                  Series A, AMBAC, ETM
     100,000      5.750%, 9/01/11                                       100,956
     360,000      5.750%, 9/01/15                                       363,474
      20,000   Wells County, Hospital Authority
                  RB, ETM
                  7.250%, 4/01/09                                        20,558
                                                                 --------------
                                                                      4,746,407
               IOWA - 1.0%
               Coralville COP, Series D
     500,000      5.250%, 6/01/15                                       531,150
     300,000      5.000%, 6/01/12                                       311,016
     200,000      5.000%, 6/01/13                                       208,398
     275,000      5.000%, 6/01/14                                       287,529
      75,000   State Financial Authority RB,
                  Mercy Health System, Series V,
                  FSA, ETM
                  5.250%, 8/15/27                                        76,033
               Xenia Rural Water Distribution
                  RB, CIFG
   1,100,000      4.500%, 12/01/31                                    1,090,265
   1,000,000      4.500%, 12/01/41                                      969,270
                                                                 --------------
                                                                      3,473,661
               KANSAS - 0.5%
     300,000   Lenexa, Multi-Family Housing
                  Authority RB, Barrington Park
                  Apartments, Series A, FNMA (6)
                  3.970%, 2/01/23                                       300,000
     200,000   Shawnee, Multi-Family Housing RB,
                  Thomasbrook Apartments, Series A,
                  AMT, FNMA
                  5.250%, 10/01/14                                      204,098

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
   1,000,000   University of Kansas Hospital
                  Authority RB, KU Health Systems,
                  Series A, AMBAC,
                  Pre-Refunded @100 (2)
                  5.400%, 9/01/13                                     1,037,660
                                                                 --------------
                                                                      1,541,758
               KENTUCKY - 0.8%
      40,000   Jefferson County, Health
                  Facilities RB, Alliant Health
                  Systems, MBIA, ETM
                  5.125%, 10/01/27                                       40,578
   1,800,000   Marshall County, Public Property
                  Corporation RB, Courthouse
                  Facility Project
                  5.250%, 3/01/23                                     1,935,936
     645,000   State Area Development Districts
                  Financing GO, Henderson,
                  Series G1
                  5.750%, 12/01/20                                      664,589
      20,000   State Turnpike Authority RB, ETM
                  6.125%, 7/01/07                                        20,078
                                                                 --------------
                                                                      2,661,181
               LOUISIANA - 7.5%
     245,000   Calcasieu Parish, Public
                  Transportation Authority RB,
                  Single-Family Mortgage, Series A,
                  AMT, GNMA, FNMA
                  5.850%, 10/01/32                                      245,492
   5,000,000   Denham Springs-Livingston,
                  Housing & Mortgage Financial
                  Authority RB, Mortgage-Backed
                  Securities Program, GNMA,
                  FNMA, FHLMC
                  5.000%, 11/01/40                                    5,179,950
   3,500,000   Houma-Terrebonee, Public
                  Financing Authority RB,
                  Mortgage-Backed Securities
                  Program, GNMA, FNMA,
                  FHLMC (12)
                  5.150%, 12/01/40                                    3,669,400
   2,535,000   State Housing Financial Agency RB,
                  Multi-Family Housing Revenue,
                  Plantation Apartment Project,
                  Series A, FNMA, Mandatory Put (7)
                  4.100%, 4/15/17                                     2,519,942
   1,270,000   State Housing Financial Agency RB,
                  Single-Family Home Ownership,
                  Series A2, AMT, GNMA, FNMA
                  5.800%, 6/01/36                                     1,345,883
   2,320,000   State Multi-Family Housing Finance
                  Agency RB, Section 8-202 Project,
                  Series A
                  4.750%, 12/01/31                                    2,345,566


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      68

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
   8,600,000   State Public Facilities Authority RB,
                  Multi-Family Housing, River View,
                  FHLMC (6)
                  3.970%, 4/01/36                                     8,600,000
   1,000,000   State Public Facilities Authority RB,
                  Pennington Medical Foundation
                  Project
                  4.000%, 7/01/11                                       994,260
                                                                 --------------
                                                                     24,900,493
               MASSACHUSETTS - 2.9%
     260,000   State Development Finance
                  Agency RB, Curry College,
                  Series A, ACA
                  3.875%, 3/01/15                                       252,296
     545,000   State Development Finance
                  Agency RB, Seven Hills
                  Foundation & Affiliates,
                  RADIAN
                  4.500%, 9/01/16                                       559,731
   5,250,000   State GO, Consolidated Loan,
                  Series A, Pre-Refunded @ 100 (2)
                  5.125%, 1/01/20                                     5,607,053
     515,000   State Health & Educational Facilities
                  Authority RB, Cape Cod
                  Healthcare, Series C, RADIAN
                  5.250%, 11/15/17                                      542,558
     885,000   State Health & Educational
                  Facilities Authority RB, Mass
                  General Hospital,
                  Series F, AMBAC
                  6.250%, 7/01/12                                       937,392
     932,000   State Health & Educational Facilities
                  Authority RB, Nichols College
                  Issue, Series C
                  6.000%, 10/01/17                                      983,269
     780,000   State Housing Financial Agency RB,
                  Series D
                  4.200%, 12/01/10                                      784,056
                                                                 --------------
                                                                      9,666,355
               MICHIGAN - 1.2%
   2,710,000   Kalamazoo, Hospital Finance
                  Authority RB, Borgess Medical
                  Center, Series A, AMBAC, ETM
                  5.625%, 6/01/14                                     2,881,082
      10,000   State Hospital Finance Authority RB,
                  Charity Obligatory Group,
                  Series A, ETM
                  5.000%, 11/01/19                                       10,342
      60,000   State Hospital Finance Authority RB,
                  Daughters of Charity Hospital, ETM
                  5.250%, 11/01/10                                       60,373
      10,000   State Hospital Finance Authority RB,
                  Mercy Health Services, MBIA, ETM
                  5.750%, 8/15/26                                        10,155

 Principal
  Amount $                                                           Value $
 ---------                                                           -------
      45,000   State Hospital Finance Authority RB,
                  Mercy Health Services, Series Q,
                  AMBAC, ETM
                  5.375%, 8/15/26                                        45,503
      70,000   State Hospital Finance
                  Authority RB, Saint John
                  Hospital, AMBAC, ETM
                  5.250%, 5/15/26                                        70,774
     900,000   State Housing Development
                  Authority RB, Courtyards of
                  Taylor Project, Series A, FNMA (6)
                  3.970%, 8/15/32                                       900,000
                                                                 --------------
                                                                      3,978,229
               MINNESOTA - 2.0%
     960,000   Burnsville, Hospital System RB,
                  Fairview Community Hospitals,
                  ETM (5)
                  5.780%, 5/01/12                                       694,685
      30,000   Coon Rapids, Hospital RB,
                  Health Central, ETM
                  7.625%, 8/01/08                                        30,698
   1,998,492   Minneapolis Saint Paul, Housing
                  Financial Board RB, Single-Family
                  Mortgage, Mortgage-Backed
                  City Living, Series A-5, GNMA,
                  FNMA, FHLMC
                  5.450%, 4/01/27                                     2,117,562
      27,000   Minneapolis, Community
                  Development Agency RB,
                  BIG, ETM
                  8.875%, 11/01/11                                       30,245
   3,700,000   Minneapolis, Health Care System
                  RB, Fairview Health Services,
                  Series C, MBIA (6)
                  3.970%, 11/15/26                                    3,700,000
                                                                 --------------
                                                                      6,573,190
               MISSISSIPPI - 0.7%
     310,000   Horn Lake SA, Desoto Commons,
                  AMBAC
                  5.000%, 4/15/17                                       330,637
               Meridian, Housing Authority RB,
                  Series A, AMT (1)
   1,200,000      5.000%, 9/01/15                                     1,219,080
     655,000      5.000%, 9/01/25                                       674,434
                                                                 --------------
                                                                      2,224,151
               MISSOURI - 3.4%
     730,000   Boone County, Industrial
                  Development Authority RB,
                  Otscon Project, AMT,
                  Mandatory Put, (LOC: Boone
                  County National Bank) (6) (7)
                  4.750%, 5/01/12                                       738,884


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      69

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     890,000   Brentwood, Tax Increment TA,
                  Brentwood Pointe Project
                  4.500%, 5/01/23                                       898,704
     760,000   Brentwood, Tax Increment TA,
                  Brentwood Square Project
                  4.500%, 5/01/22                                       757,173
   1,610,000   Hannibal, Industrial Development
                  Authority Tax, Stardust-Munger
                  Project
                  4.700%, 4/15/23                                     1,619,982
   3,500,000   Kansas City, Industrial Development
                  Authority RB, Coach House North
                  Apartments, FHLMC (6)
                  3.550%, 11/01/30                                    3,500,000
               Ozark Centre, Transportation
                  Development District RB
     175,000      5.375%, 9/01/32                                       176,641
     200,000      4.875%, 9/01/24                                       202,962
               State Development Finance Board
                  Infrastructure Facilities RB, Branson
                  Landing Project, Series A
     180,000      4.250%, 6/01/13                                       180,684
     100,000      4.125%, 6/01/12                                        99,983
     125,000   State Development Finance Board
                  Infrastructure Facilities RB, Branson,
                  Series A
                  5.375%, 12/01/22                                      130,910
     430,000   State Development Finance Board
                  Infrastructure Facilities RB, Drumm
                  Farm Project
                  4.625%, 3/01/20                                       436,188
     500,000   State Development Finance Board
                  Infrastructure Facilities TA, Triumph
                  Foods Project, Series A
                  5.250%, 3/01/25                                       519,850
   1,640,000   State Health & Educational Facilities
                  Authority RB, Park Lane Medical
                  Center, Series A, MBIA, ETM
                  5.600%, 1/01/15                                     1,732,430
     205,000   State Housing Development
                  Community RB, Single-Family
                  Homeowner Loan Program,
                  Series A-1, GNMA
                  5.000%, 3/01/17                                       206,581
                                                                 --------------
                                                                     11,200,972
               MONTANA - 1.1%
   3,315,000   Forsyth, Pollution Control RB,
                  Northwestern Colstrip, AMBAC
                  4.650%, 8/01/23                                     3,421,013
     165,000   State Board Investment RB, Payroll
                  Tax Workers Compensation Project,
                  MBIA, ETM
                  6.875%, 6/01/11                                       171,790
                                                                 --------------
                                                                      3,592,803

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               NEBRASKA - 0.4%
     100,000   Nebhelp RB, Jr-Sub-Series A-6,
                  AMT, MBIA
                  6.400%, 6/01/13                                       104,272
      10,000   Scotts Bluff County, Hospital
                  Authority No. 1 RB, Regional West
                  Medical Center
                  6.375%, 12/15/08                                       10,014
               State Educational Finance Authority
                  RB, Dana College, Series A
     200,000      4.500%, 3/15/13                                       198,666
     195,000      4.500%, 3/15/14                                       193,060
     180,000      4.350%, 3/15/12                                       178,124
               State Educational Finance Authority
                  RB, Dana College, Series D
     170,000      5.400%, 3/15/25                                       175,071
     240,000      5.200%, 3/15/20                                       245,318
      50,000      4.950%, 3/15/16                                        50,605
      50,000      4.850%, 3/15/15                                        50,422
      45,000      4.700%, 3/15/13                                        45,145
      50,000      4.700%, 3/15/14                                        50,059
      45,000      4.550%, 3/15/12                                        44,902
      40,000      4.450%, 3/15/11                                        39,787
                                                                 --------------
                                                                      1,385,445
               NEVADA - 0.4%
   1,436,977   Rural Housing Authority RB,
                  Single-Family Housing, Series A,
                  GNMA, FNMA (6)
                  5.250%, 8/01/38                                     1,478,247
                                                                 --------------
               NEW HAMPSHIRE - 0.1%
     185,000   State Health & Educational
                  Facilities Authority RB, Speare
                  Memorial Hospital
                  5.000%, 7/01/12                                       186,917
                                                                 --------------
               NEW JERSEY - 4.9%
     150,000   Burlington County, Bridge
                  Commission RB, County
                  Guaranteed Governmental
                  Leasing Program
                  5.250%, 8/15/15                                       160,284
   3,000,000   Camden County, Improvement
                  Authority GO (8)
                  5.450%, 3/20/08                                     2,996,760
   1,890,000   Camden County, Improvement
                  Authority GO, BAN (8)
                  5.740%, 8/01/07                                     1,890,567
   1,000,000   Haddon Township GO, BAN,
                  Series A (8)
                  5.800%, 5/16/07                                     1,000,120
               Health Care Facilities RB, Allegany
                  Health, Our Lady of Lourdes,
                  MBIA, ETM
      30,000      5.200%, 7/01/18                                        31,390
      50,000      5.125%, 7/01/13                                        51,179


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      70

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     110,000   Health Care Facilities RB,
                  Community Memorial Hospital
                  Toms River, ETM
                  6.750%, 7/01/09                                       113,330
      50,000   Health Care Facilities RB, Mercer
                  Medical Center, ETM
                  7.000%, 7/01/08                                        50,913
               Lake Como Boro GO
      20,000      4.400%, 7/15/07                                        20,014
      20,000      4.400%, 7/15/08                                        20,097
      38,000      4.400%, 7/15/09                                        38,340
      40,000      4.400%, 7/15/10                                        40,511
      40,000      4.400%, 7/15/11                                        40,635
      40,000      4.400%, 7/15/12                                        40,715
      40,000      4.400%, 7/15/13                                        40,771
      40,000      4.400%, 7/15/14                                        40,803
      40,000      4.400%, 7/15/15                                        40,785
      40,000      4.400%, 7/15/16                                        40,741
   4,000,000   State Economic Development
                  Authority RB, First Mortgage Far
                  Hills Country
                  5.500%, 9/01/24                                     4,004,480
   1,065,000   State Economic Development
                  Authority RB, Wanaque
                  Convalescent Center Project,
                  Series A, (LOC: Sovereign Bank)
                  3.750%, 2/15/12                                     1,055,277
               State Higher Education Assistance
                  Authority RB, Series A, AMT,
                  AMBAC
   1,100,000      5.200%, 6/01/13                                     1,109,174
   1,180,000      4.950%, 6/01/10                                     1,185,570
   1,500,000   Union County, Industrial Pollution
                  Control RB, American Cyanamid
                  (GA: Wyeth)
                  5.800%, 9/01/09                                     1,538,325
               Woodlynne GO
      40,000      4.625%, 8/01/07                                        40,070
      40,000      4.625%, 8/01/08                                        40,374
      50,000      4.625%, 8/01/09                                        50,837
      50,000      4.625%, 8/01/10                                        51,187
      50,000      4.625%, 8/01/11                                        51,433
      60,000      4.625%, 8/01/12                                        61,999
      60,000      4.625%, 8/01/13                                        62,234
      60,000      4.625%, 8/01/14                                        62,047
      70,000      4.625%, 8/01/15                                        72,467
      70,000      4.625%, 8/01/16                                        72,496
      70,000      4.625%, 8/01/17                                        72,477
      72,000      4.625%, 8/01/18                                        74,456
                                                                 --------------
                                                                     16,262,858
               NEW MEXICO - 0.0%
      50,000   State Mortgage Finance Authority
                  RB, Single-Family Mortgage,
                  Series B-2, AMT, GNMA, FNMA,
                  FHLMC
                  5.550%, 1/01/30                                        50,983

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
      60,000   State Severance Tax RB,
                  Pre-Refunded @ 100 (2)
                  5.000%, 7/01/10                                        60,122
                                                                 --------------
                                                                        111,105
               NEW YORK - 5.8%
   3,600,000   Amherst, Industrial Development
                  Agency RB, Civic Facilities,
                  Daemen College Project, Series A,
                  Pre-Refunded @ 102 (2)
                  6.125%, 10/01/31                                    4,014,036
               Freeport GO
     100,000      4.500%, 8/01/09                                       101,406
     100,000      4.500%, 8/01/10                                       101,995
     100,000      4.500%, 8/01/11                                       102,514
     100,000      4.500%, 8/01/12                                       102,581
     125,000      4.500%, 8/01/13                                       128,546
     125,000      4.500%, 8/01/14                                       128,735
     125,000      4.500%, 8/01/15                                       128,446
     125,000      4.500%, 8/01/16                                       128,500
     150,000   Hempstead Town, Industrial
                  Development Agency RB, Adelphi
                  University Civic Facilities
                  5.250%, 2/01/13                                       154,722
     275,000   Metropolitan Transportation Authority
                  RB, Commuter Facilities, Series B,
                  AMBAC, ETM
                  5.125%, 7/01/24                                       281,105
               Metropolitan Transportation Authority
                  RB, Commuter Facilities, Series D,
                  MBIA, ETM
      45,000      5.125%, 7/01/22                                        46,719
     470,000      5.000%, 7/01/12                                       484,053
      25,000      4.900%, 7/01/10                                        25,297
      75,000   Metropolitan Transportation Authority
                  RB, Dedicated Tax Fund, Series A,
                  FGIC, ETM
                  5.250%, 4/01/14                                        76,799
               Metropolitan Transportation Authority
                  RB, Grand Central Terminal - 2,
                  AMT, FSA, ETM
      50,000      5.500%, 7/01/12                                        50,074
      55,000      5.400%, 7/01/11                                        55,076
      15,000   Metropolitan Transportation Authority
                  RB, Series B-2, MBIA, ETM
                  5.000%, 7/01/17                                        15,329
     100,000   Metropolitan Transportation Authority
                  RB, Service Contract, Series Q,
                  AMBAC, ETM
                  5.125%, 7/01/12                                       101,227
     375,000   Metropolitan Transportation Authority
                  RB, Service Contract, Series R, ETM
                  5.500%, 7/01/11                                       386,404
               State Dormitory Authority RB, Non
                  State Supported Debt, Cabrini
                  College Westchester, GNMA
   4,500,000      5.200%, 2/15/41                                     4,878,360
   4,800,000      4.800%, 8/15/25                                     4,952,112
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      71

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     200,000   State Environmental Facilities RB,
                  Corporate Pollution Control, Water
                  Revolving Fund, Series D, ETM
                  5.000%, 6/15/12                                       206,940
               State Housing Finance Agency RB,
                  Capitol Green Apartments, Series B,
                  FNMA
     500,000      4.375%, 11/15/17                                      503,100
   1,000,000      4.200%, 11/15/14                                    1,002,610
     205,000   State Urban Development RB,
                  Capital Appreciation (5)
                  5.746%, 1/01/11                                       166,300
      55,000   State Urban Development RB,
                  Capital Appreciation, MBIA (5)
                  5.782%, 1/01/11                                        44,257
      75,000   State Urban Development RB,
                  Capital Appreciation, Series O,
                  FSA (5)
                  5.830%, 1/01/11                                        60,350
     345,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series A, ETM
                  5.000%, 1/01/24                                       345,352
     500,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series A, MBIA, ETM
                  5.000%, 1/01/24                                       501,160
      50,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series B, ETM
                  5.100%, 1/01/10                                        51,053
                                                                 --------------
                                                                     19,325,158
               NORTH CAROLINA - 0.2%
     295,000   Mecklenburg County, Multi-Family
                  Housing RB, Little Rock
                  Apartments, AMT, FNMA
                  3.500%, 1/01/12                                       291,375
     235,000   State Medical Care Community
                  Hospital RB, Saint Joseph
                  Hospital Project, AMBAC, ETM
                  5.100%, 10/01/14                                      235,249
                                                                 --------------
                                                                        526,624
               NORTH DAKOTA - 0.1%
               State Housing Finance Agency RB,
                  Housing Finance Program Home
                  Mortgage, Series B, AMT,
                  SPA-FHLB
     250,000      4.125%, 7/01/11                                       247,367
     210,000      4.000%, 7/01/10                                       207,394
                                                                 --------------
                                                                        454,761

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               OHIO - 2.5%
               Columbus, Sewer Improvement
                  Bonds GO, ETM
     170,000      6.750%, 9/15/07                                       171,878
     150,000      6.000%, 9/15/11                                       150,524
     270,000   Germantown, Public Infrastructure
                  GO, Hickory Point
                  4.600%, 12/01/15                                      270,054
   2,410,000   State Economic Development RB,
                  Heath Grains Bakery (8) (10)
                  5.840%, 12/01/25                                    2,394,504
   1,080,000   State Housing Finance Agency
                  Mortgage RB, Residential
                  Mortgage-Backed Securities,
                  AMT, GNMA, FNMA
                  4.625%, 9/01/16                                     1,106,881
   2,000,000   Summit County, Port Authority
                  Board RB, Cavaliers Practice,
                  Series D (8)
                  6.250%, 5/15/26                                     1,950,720
   2,085,000   Warrensville Heights, BAN
                  4.000%, 5/31/07                                     2,084,687
     100,000   Wood County, Industrial
                  Development RB, Schutz
                  Container Systems Project,
                  Series B, (LOC: Bayerische
                  Hypo-und Vereinsbank) (6)
                  7.125%, 6/01/13                                       103,860
                                                                 --------------
                                                                      8,233,108
               OKLAHOMA - 1.8%
     530,000   State Home Finance Authority RB,
                  Single-Family Mortgage, Series B,
                  AMT, GNMA, FNMA, FHLMC
                  4.250%, 9/01/25                                       530,715
     195,000   Tulsa County, Home Finance
                  Authority RB, Single-Family
                  Mortgage, FGIC, ETM
                  6.900%, 8/01/10                                       204,243
   2,500,000   Tulsa, Industrial Authority TA,
                  Series A (8)
                  7.350%, 1/01/17                                     2,572,400
   2,500,000   Tulsa, Industrial Authority TA,
                  Series B (8)
                  7.300%, 7/01/16                                     2,554,025
                                                                 --------------
                                                                      5,861,383
               OREGON - 0.4%
     780,000   Portland, Housing Authority RB,
                  New Columbia Development,
                  Capital Funding Program, AMT
                  4.300%, 10/01/15                                      771,638


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      72

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     475,000   State Facilities Authority RB,
                  College Inn Student Housing,
                  Series B
                  6.250%, 7/01/11                                       479,451
                                                                 --------------
                                                                      1,251,089
               PENNSYLVANIA - 6.3%
               Abington Township, Municipal
                  Authority RB, Marywood
                  University Project, RADIAN
     705,000      4.450%, 6/01/20                                       703,590
     730,000      4.450%, 6/01/21                                       724,094
     675,000      4.400%, 6/01/19                                       674,102
     650,000      4.250%, 6/01/18                                       645,775
     195,000   Allegheny County, Hospital
                  Development Authority RB,
                  Childrens Hospital of Pittsburgh,
                  MBIA, ETM
                  5.300%, 7/01/26                                       213,562
     725,000   Allegheny County, Hospital
                  Development Authority RB,
                  Jefferson Regional Medical Center,
                  Series B
                  5.000%, 5/01/18                                       745,641
      60,000   Allegheny County, Hospital
                  Development Authority RB,
                  Pittsburgh Mercy Health Systems,
                  AMBAC, ETM
                  5.625%, 8/15/26                                        60,920
               Allegheny County, Redevelopment
                  Authority TA, Waterfront Project,
                  Series B
     125,000      4.250%, 12/15/12                                      126,443
     160,000      4.000%, 12/15/10                                      160,155
     165,000      4.000%, 12/15/11                                      165,215
      10,000   Berks County GO, Second Series,
                  MBIA
                  3.300%, 11/15/09                                        9,889
     400,000   Chester, Upland School District GO
                  4.200%, 5/15/13                                       401,124
     970,000   Chester, Upland School District GO,
                  XLCA
                  4.850%, 9/15/16                                     1,034,263
     100,000   Dauphin County, General Authority
                  RB, AMBAC, Mandatory Put (7)
                  4.550%, 6/01/08                                       100,761
      80,000   Dauphin County, General Authority
                  RB, Hapsco-Western Pennsylvania
                  Hospital Project, Series A-1,
                  MBIA, ETM
                  5.500%, 7/01/13                                        84,506
   1,660,000   Delaware County, Hospital Revenue
                  Authority RB, Crozer Keystone
                  Obligation Group, Series A
                  5.000%, 12/15/19                                    1,717,619

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
      75,000   Erie, Higher Education Building
                  Authority RB, Gannon University
                  Project, AMBAC, ETM
                  7.375%, 6/01/08                                        76,382
   1,525,000   Harrisburg, Parking Authority RB,
                  Series R, XLCA
                  4.250%, 5/15/21                                     1,532,107
      60,000   Hempfield, School District GO, ETM
                  7.200%, 10/15/09                                       62,669
     845,000   Lancaster County, School District
                  GO, FSA
                  4.250%, 6/01/25                                       833,424
     185,000   Lancaster County, School District
                  GO, Series A, FSA
                  4.000%, 6/01/20                                       182,767
   1,500,000   Philadelphia, Authority for Industrial
                  Development RB, Commercial
                  Development, Red Lion, AMT,
                  Mandatory Put, (LOC: PNC Bank,
                  NA) (7) (8)
                  4.500%, 12/01/16                                    1,491,360
   1,025,000   Philadelphia, Multi-Family Housing
                  Redevelopment Authority RB,
                  Pavilion Apartments Project,
                  Series A, AMT, HUD Section 236
                  4.250%, 10/01/16                                    1,008,293
     500,000   Philadelphia, School District GO,
                  Series D, FSA
                  5.000%, 6/01/15                                       538,245
   4,785,000   Scranton, Redevelopment Authority
                  RB, RADIAN (8)
                  6.100%, 11/01/24                                    4,719,254
     375,000   State Higher Education Facilities
                  Authority RB, St. Francis
                  Independent Colleges-Universities
                  5.000%, 11/01/11                                      377,430
     755,000   State Higher Educational Facilities
                  Authority RB, Allegheny Delaware
                  Valley Obligation, Series A, MBIA
                  5.700%, 11/15/11                                      811,021
      30,000   State Higher Educational Facilities
                  Authority RB, Tenth Series, ETM
                  6.900%, 7/01/07                                        30,155
   1,610,000   State University RB, GO of
                  University
                  5.000%, 9/01/24                                     1,711,349
                                                                 --------------
                                                                     20,942,115
               RHODE ISLAND - 0.5%
      55,000   State Depositors Economic
                  Protection RB, Series B, MBIA,
                  ETM
                  6.000%, 8/01/17                                        60,291


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      73

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     270,000   State Health & Educational Building
                  Authority RB, Capital Appreciation,
                  BIG (5)
                  6.168%, 11/01/12                                      194,154
               Woonsocket, Housing Authority RB,
                  Capital Funds Housing Project
     385,000      4.500%, 9/01/10                                       394,359
     400,000      4.500%, 9/01/11                                       411,932
     420,000      4.500%, 9/01/12                                       434,205
                                                                 --------------
                                                                      1,494,941
               SOUTH CAROLINA - 1.3%
     305,000   Greenville County, Airport RB,
                  Donaldson Industrial Air Park
                  Project, AMT
                  6.125%, 10/01/17                                      318,203
     135,000   Piedmont, Municipal Power Agency
                  RB, Capital Appreciation, Series A,
                  AMBAC (5)
                  9.758%, 1/01/15                                        88,595
               State Educational Facilities
                  Authority RB, Non-Profit
                  Institutions, Wofford College
                  Series A
     360,000      4.500%, 4/01/20                                       364,590
     375,000      4.500%, 4/01/21                                       378,578
     750,000      4.500%, 4/01/30                                       738,375
     330,000      4.250%, 4/01/18                                       332,330
     345,000      4.250%, 4/01/19                                       345,766
     600,000   State Housing Finance &
                  Development Authority RB,
                  Multi-Family Housing,
                  Spartanburg Project, Series A,
                  FHLMC (6)
                  3.970%, 8/01/31                                       600,000
   1,000,000   State Housing Finance &
                  Development Authority RB,
                  Rental Housing Greenville,
                  Series A, FHLMC (6)
                  3.970%, 8/01/31                                     1,000,000
                                                                 --------------
                                                                      4,166,437
               TENNESSEE - 1.7%
   1,840,000   Chattanooga, Health, Educational
                  & Housing Facilities RB,
                  Windrige Apartments, Series A (6)
                  3.930%, 5/15/33                                     1,840,000
     230,000   Nashville & Davidson Counties,
                  Metropolitan Government Cab
                  Converter RB, FGIC
                  7.700%, 1/01/12                                       256,427
     500,000   Nashville & Davidson Counties,
                  Metropolitan Government Health
                  & Educational Facilities Board RB,
                  RADIAN
                  5.100%, 8/01/16                                       506,015

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   1,500,000   Nashville & Davidson Counties,
                  Multi-Family Housing RB, River
                  Retreat, Series A, FMNA
                  4.750%, 11/01/26                                    1,494,330
               State School Board Authority RB,
                  Series B (9)
      40,000      5.250%, 5/01/10                                        40,448
   1,275,000      5.000%, 5/01/09                                     1,289,012
      85,000   Wilson County, Health &
                  Educational Facilities Board RB,
                  University Medical Center, ETM
                  8.375%, 8/01/08                                        87,329
                                                                 --------------
                                                                      5,513,561
               TEXAS - 6.6%
   2,020,000   Allen, Independent School District
                  GO, Capital Appreciation, PSF,
                  Pre-Refunded @ 40.017 (2) (5)
                  5.977%, 2/15/24                                       727,301
   2,025,000   Allen, Independent School District
                  GO, Capital Appreciation, PSF,
                  Pre-Refunded @ 42.722 (2) (5)
                  5.938%, 2/15/23                                       778,390
     145,000   Brownsville GO, Capital
                  Appreciation, AMBAC (5)
                  6.437%, 2/15/11                                       115,927
   4,995,699   Central Texas, Single-Family
                  Housing Financial Corporation
                  RB, Mortgage-Backed Securities
                  Program, Series A-1, GNMA,
                  FNMA
                  4.700%, 12/01/39                                    5,160,757
               De Soto GO, CIFG
     390,000      4.375%, 2/15/24                                       387,001
     330,000      4.250%, 2/15/23                                       324,760
     340,000      4.200%, 2/15/22                                       334,315
     345,000      4.125%, 2/15/21                                       338,397
     330,000      4.100%, 2/15/20                                       325,264
      45,000   Denison, Hospital Authority RB,
                  Texoma Medical Center, ETM
                  7.125%, 7/01/08                                        45,910
               Fort Bend County, Municipal Utility
                  District No. 23 GO, FGIC
      45,000      6.500%, 9/01/08                                        46,566
      65,000      6.500%, 9/01/09                                        68,843
      70,000      6.500%, 9/01/10                                        75,774
      45,000      6.500%, 9/01/11                                        49,704
      95,000      5.000%, 9/01/16                                        99,598
     250,000   Greater Greenspoint, Redevelopment
                  Authority RB, Tax Increment
                  Contract, RADIAN
                  5.250%, 9/01/10                                       260,312
      65,000   Harris County, Health Facilities
                  Development RB, St. Lukes
                  Episcopal Hospital Project, ETM
                  6.625%, 2/15/12                                        66,986
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      74

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     140,000   Houston, Airport System RB, ETM
                  7.600%, 7/01/10                                       149,295
      15,000   Houston, Sewer System RB,
                  FGIC, ETM
                  6.375%, 10/01/08                                       15,312
   2,000,000   Lewisville, Combination Contract
                  GO, Special Assessment Capital
                  District 2, ACA (1)
                  5.875%, 9/01/22                                     2,163,500
   1,650,000   Multi-Family Housing RB
                  Passthrough, Skyway Villas, Series 7,
                  AMT, Mandatory Put (7) (8)
                  5.950%, 11/01/34                                    1,769,740
               Retama, Development Corporate
                  Special Facilities RB, Retama
                  Racetrack, ETM (8)
   2,000,000      10.000%, 12/15/17                                   2,793,060
     500,000      8.750%, 12/15/11                                      575,335
      50,000   Sendero, Public Facilities RB,
                  Crown Meadows Project, Series A,
                  FHLMC
                  4.250%, 6/01/13                                        50,343
   1,500,000   South Lake GO, AMBAC,
                  Pre-Refunded @ 26.765 (2) (5)
                  6.273%, 2/15/29                                       375,420
   3,145,000   South Lake GO, AMBAC,
                  Pre-Refunded @ 32.616 (2) (5)
                  6.210%, 2/15/26                                       959,194
     100,000   Tarrant County, Housing Finance RB,
                  Remington Project, FNMA (6)
                  3.980%, 2/15/28                                       100,000
   3,200,000   Tarrant County, Housing Finance
                  RB, Series C10 (1) (6) (10)
                  4.050%, 12/15/25                                    3,200,000
      25,000   Travis County, Health Facility
                  Development RB, Daughters of
                  Charity, MBIA, ETM
                  5.000%, 11/01/20                                       25,149
     455,000   West Central, Regulation Housing
                  Financial RB, Mortgage-Backed
                  Securities Program, Series A, AMT,
                  GNMA, FNMA, FHLMC
                  5.350%, 12/01/39                                      478,301
                                                                 --------------
                                                                     21,860,454
               UTAH - 0.3%
      30,000   Intermountain Power Agency RB,
                  Series A, ETM
                  5.000%, 7/01/21                                        30,029
   1,000,000   State Housing Corporation,
                  Single-Family Mortgage RB,
                  Series G, Class III, AMT
                  4.700%, 7/01/28                                       995,950
                                                                 --------------
                                                                      1,025,979

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               VIRGINIA - 3.3%
     725,000   Norfolk, Packaging Systems RB,
                  Series A, MBIA
                  4.000%, 2/01/19                                       720,860
  26,500,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital
                  Appreciation, Series B,
                  Pre-Refunded @ 40.387 (2) (5)
                  4.060%, 8/15/24                                    10,195,875
                                                                 --------------
                                                                     10,916,735
               WASHINGTON - 0.1%
     401,949   Nooksack, Indian Tribe RB
                  5.500%, 2/23/11                                       398,243
                                                                 --------------
               WEST VIRGINIA - 0.6%
     545,000   State Economic Development
                  Authority, Industrial Development
                  RB, Central Supply Project, AMT,
                  (LOC: BB&T)
                  5.500%, 5/15/10                                       549,987
   2,000,000   State Jobs Investment Trust Board
                  RB, Promissory Notes,
                  Series D (5) (8)
                  6.292%, 7/31/13                                     1,373,080
                                                                 --------------
                                                                      1,923,067
               WISCONSIN - 0.7%
     800,000   Kronenwetter, Anticipation
                  Notes
                  4.750%, 3/01/11                                       806,808
   1,365,000   Oshkosh, Industrial Development
                  Authority RB, Don Evans
                  Project, AMT, Mandatory Put,
                  (LOC: Marshall & Ilslay) (7)
                  5.500%, 12/01/11                                    1,380,233
      50,000   State Health & Educational
                  Facilities RB, ACA,
                  Pre-Refunded @100 (2)
                  6.000%, 5/15/16                                        51,169
      10,000   State Transportation RB,
                  Series A
                  5.500%, 7/01/11                                        10,685
      60,000   Winnebago County,
                  Promissory Notes GO
                  4.375%, 4/01/12                                        61,026
                                                                 --------------
                                                                      2,309,921
                                                                 --------------
               TOTAL MUNICIPAL BONDS
                  (Cost $306,087,013)                               307,291,290
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      75

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               CORPORATE
               OBLIGATIONS - 1.2%
     710,000   BFL Funding VI (10)
                  5.000%, 4/01/08                                       707,728
     453,060   IIS/Syska Holdings Energy (10)
                  3.900%, 8/15/08                                       436,102
     250,000   Kidspeace National Centers of
                  Georgia, USDA (1) (3) (4) (6)
                  6.300%, 12/01/28                                      254,320
     791,456   Landmark Leasing (10)
                  6.200%, 10/01/22                                      775,619
   1,948,605   Niagara Elmwood (1) (8)
                  6.120%, 12/15/11                                    1,949,014
                                                                 --------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $4,152,015)                                   4,122,783
                                                                 --------------

  Shares
  ------
               SHORT-TERM INVESTMENT - 4.3%
  14,058,929   BlackRock Institutional
                  Muni Fund Portfolio,
                  3.69% (11)                                         14,058,929
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $14,058,929)                                 14,058,929
                                                                 --------------
               TOTAL
                  INVESTMENTS - 98.4%
                  (Cost $324,297,957)                               325,473,002
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - 1.6%                                  5,401,186
                                                                 --------------
               TOTAL
                  NET ASSETS - 100.0%                            $  330,874,188
                                                                 ==============

(1)   Private Placement Security.
(2)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(3) Security considered illiquid. On April 30, 2007 the value of these securities amounted to $1,330,979, representing 0.4% of the net assets of the Fund.
(4)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements).
(5) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(6)   Variable Rate Security -- Rate disclosed is as of April 30, 2007.
(7) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(8)   Security is taxable.
(9)   Economically Defeased Security.
(10) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of these securities amounted to $7,513,953, representing 2.3% of the net assets of the Fund.
(11)  Rate shown is the 7-day effective yield as of April 30, 2007.
(12)  Security purchased on a when-issued basis.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
CIFG -- Cornell/Intel Faculty Group
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation
HUD -- Department of Housing and Urban Development
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
TAN -- Tax Anticipation Note
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
ADFA -- ADFA Guaranty
AMBAC -- American Municipal Bond Assurance Corporation
BIG -- BIG Guaranty
FGIC -- Federal Guaranty Insurance Company
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
PSF -- PSF Guaranty
SPA -- SPA Guaranty
RADIAN -- RADIAN Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      76

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               MUNICIPAL BONDS - 96.1%
               ARIZONA - 1.7%
      50,000   Maricopa County, Hospital RB,
                  Intermediate Community-Sun
                  City, ETM
                  8.625%, 1/01/10                                        53,525
      59,000   Maricopa County, Hospital RB,
                  St. Lukes Hospital Medical Center
                  Project, ETM
                  8.750%, 2/01/10                                        63,318
     100,000   Pima County, Industrial
                  Development Authority
                  RB, Tucson Country Day
                  School Project
                  4.000%, 6/01/08                                        99,902
     205,000   Pinal County, Industrial
                  Development Authority,
                  Correctional Facilities RB, Florence
                  West Prison, Series A, ACA
                  3.875%, 10/01/09                                      202,997
   3,100,000   Tucson, Industrial Development
                  Authority RB, Family Housing
                  Residential Project, Series A,
                  FNMA (1)
                  3.960%, 1/15/32                                     3,100,000
                                                                 --------------
                                                                      3,519,742
               ARKANSAS - 3.8%
   1,370,000   Fayetteville, Sales & Use Tax
                  RB, Series A, FSA
                  4.000%, 11/01/21                                    1,371,014
     105,000   Fayetteville, Sales & Use Tax SA
                  2.750%, 12/01/09                                      104,140
     495,000   Little Rock, Library Construction
                  Improvement GO, Series A
                  4.350%, 3/01/24                                       494,406
   1,385,000   Marion, Sales & Use Tax RB,
                  Capital Improvement
                  4.850%, 9/01/32                                     1,408,019
     115,000   Maumelle, Capital Improvement
                  GO, Series A
                  3.750%, 3/01/20                                       112,697
     145,000   Maumelle, Capital Improvement
                  GO, Series B, MBIA
                  3.600%, 3/01/20                                       143,108
   1,915,000   Rogers GO, XLCA (12)
                  4.250%, 3/01/31                                     1,916,072
     145,000   Rogers, Sales & Use Tax RB,
                  Series A, FGIC
                  4.125%, 9/01/23                                       144,456
   2,035,000   Springdale, Sales & Use Tax
                  RB, MBIA
                  4.000%, 7/01/16                                     2,051,809
                                                                 --------------
                                                                      7,745,721

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               CALIFORNIA - 3.7%
   2,200,000   California Health Facilities Funding
                  Authority RB, California-Nevada-
                  Methodist Project
                  4.250%, 7/01/11                                     2,214,410
     100,000   California Water Residential
                  Development GO, Series M
                  4.875%, 10/01/07                                      100,092
   4,540,000   Manteca, Financing Authority
                  Sewer RB, Series B, MBIA
                  5.000%, 12/01/33                                    4,540,182
     380,000   Placer County, Water Agency RB,
                  Middle Fork Project
                  3.750%, 7/01/12                                       377,971
      55,000   Sacramento County, Sanitation
                  District RB, ETM
                  5.000%, 12/01/08                                       55,063
     235,000   Statewide Communities,
                  Development Authority RB,
                  Warwick Terrace Apartments,
                  Series H, (LOC: City National Bank)
                  4.800%, 4/15/19                                       235,021
                                                                 --------------
                                                                      7,522,739
               COLORADO - 7.7%
   7,260,000   Adonea, Metropolitan District No. 2
                  RB, Series B, (LOC: Compass Bank)
                  4.375%, 12/01/15                                    7,359,462
   2,855,000   Beacon Point, Metropolitan District
                  RB, Series B, (LOC: Compass Bank)
                  4.375%, 12/01/15                                    2,883,436
      20,000   Denver City & County Multi-Family
                  Housing RB, Buerger Brothers
                  Project, Series A, AMT, FHA
                  5.100%, 11/01/07                                       20,037
   3,000,000   Denver City & County Multi-Family
                  Housing RB, Cottonwood Creek,
                  Series A (1) (2) (3) (4)
                  3.930%, 4/15/14                                     3,000,000
     120,000   El Paso County, Academy Water &
                  Sanitation District GO
                  3.650%, 11/15/07                                      119,563
   1,615,000   High Plains, Metropolitan District
                  RB, (LOC: Compass Bank)
                  4.375%, 12/01/15                                    1,646,476
     345,000   State Health Facilities Authority RB,
                  Volunteers of America Care,
                  Series A (12)
                  5.000%, 7/01/08                                       346,522
     180,000   State Housing & Finance Authority
                  RB, Single-Family Program
                  Series C-2, AMT
                  8.400%, 10/01/21                                      189,981


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      77

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     285,000   State Housing & Finance Authority
                  RB, Single-Family Project,
                  Series D2, AMT
                  6.350%, 11/01/29                                      287,770
                                                                 --------------
                                                                     15,853,247
               DELAWARE - 0.9%
   1,160,000   State Economic Development
                  Authority RB, Water Development,
                  Wilmington Suburban, Series B
                  6.450%, 12/01/07                                    1,177,261
     455,000   State Health Facilities Authority RB,
                  Beebe Medical Center Project,
                  Series A
                  5.000%, 6/01/07                                       455,332
     115,000   State Housing Authority RB,
                  Single-Family Mortgage,
                  Series A-1, AMT, MBIA
                  5.300%, 7/01/11                                       116,012
                                                                 --------------
                                                                      1,748,605
               DISTRICT OF COLUMBIA - 0.1%
     255,000   Housing Finance Agency RB,
                  1330 7th Street Apartments,
                  Series A, AMT, FHA
                  3.000%, 12/01/09                                      249,849
                                                                 --------------
               FLORIDA - 0.3%
      10,000   Dunedin, Health Facilities
                  Authority RB, Mease
                  Hospital, ETM
                  7.600%, 10/01/08                                       10,287
      20,000   Florida State GO, ETM
                  5.900%, 7/01/08                                        20,236
     425,000   Florida State, Board Registered
                  Parking System RB, University of
                  Florida, MBIA
                  5.000%, 8/01/10                                       425,425
      10,000   Jacksonville, Electric Authority RB,
                  Third Installment, ETM
                  6.800%, 7/01/12                                        10,785
     170,000   State Board of Education Capital
                  Outlay GO
                  8.400%, 6/01/07                                       170,656
                                                                 --------------
                                                                        637,389
               GEORGIA - 2.2%
     490,000   Hapeville, Development
                  Authority RB,
                  Intergovernmental (2) (3) (4) (5)
                  6.500%, 8/01/09                                       496,164
   1,375,000   Randolph County, Sales Tax GO
                  3.210%, 4/01/12                                     1,341,477
   1,350,000   Roswell, Multi-Family Housing
                  Authority RB, Chambrel Roswell,
                  FNMA (1)
                  3.970%, 11/15/32                                    1,350,000

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   1,000,000   Smyrna, Multi-Family Housing
                  Authority RB, Hills of Post Village
                  Project, FNMA (1)
                  3.950%, 6/01/25                                     1,000,000
     385,000   State Housing & Finance
                  Authority RB, Single-Family
                  Mortgage Program,
                  Sub-Series D-3
                  4.850%, 6/01/17                                       387,503
                                                                 --------------
                                                                      4,575,144
               IDAHO - 0.0%
      35,000   State Housing & Finance Association
                  RB, Single-Family Mortgage
                  Program, Sub-Series G-2, AMT
                  5.750%, 1/01/14                                        35,255
      20,000   State Housing & Finance Association
                  RB, Single-Family Mortgage
                  Program, Sub-Series H-2,
                  AMT, FHA
                  5.850%, 1/01/14                                        20,296
                                                                 --------------
                                                                         55,551
               ILLINOIS - 8.3%
   5,000,000   Bolingbrook, Sales Tax RB (8)
                  5.150%, 1/01/26                                     5,013,750
     400,000   Broadview GO
                  4.000%, 12/01/07                                      399,400
     800,000   Cary, Special Tax, Special Service
                  Area No. 1, RADIAN
                  4.400%, 3/01/16                                       810,080
      25,000   Chicago, Single-Family Mortgage
                  RB, Series B, AMT, GNMA,
                  FNMA, FHLMC
                  6.950%, 9/01/28                                        25,618
     765,000   McCook, British Home Project RB,
                  (LOC: LaSalle Bank NA)
                  4.250%, 12/01/14                                      765,015
   4,750,000   Morton Grove, Holocaust Museum
                  & Educational Facility RB
                  (LOC: LaSalle Bank NA) (1)
                  3.950%, 12/01/41                                    4,750,000
     105,000   Pekin, Single-Family Mortgage
                  RB, ETM
                  7.400%, 12/01/08                                      109,164
   4,574,000   Pingree Grove, Special Services
                  Area, Cambridge Lakes Project,
                  Series 05-1
                  5.250%, 3/01/15                                     4,718,859
     415,000   State Health Facilities Authority
                  RB, Lutheran General Health
                  Systems, Series C, FSA
                  7.000%, 4/01/08                                       425,201
                                                                 --------------
                                                                     17,017,087


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      78

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               INDIANA - 1.0%
      65,000   Allen County, Redevelopment
                  District Tax Increment TA,
                  I-469 Bluffton Road Economic
                  Development Project
                  5.800%, 11/15/07                                       65,297
   1,095,000   Carmel, Industrial Redevelopment
                  BAN, District Golf
                  5.250%, 2/01/09                                     1,092,919
     350,000   Hamilton County, Industrial
                  Redevelopment TA, District Tax
                  Increment Revenue
                  3.850%, 1/10/10                                       349,010
     100,000   Lawrence, Multi-Family Housing RB,
                  Pinnacle Apartments Project, AMT,
                  FNMA, Mandatory Put (7)
                  5.150%, 5/01/08                                       100,760
      45,000   State Health Facilities Financing
                  Authority RB, Refunded,
                  Series A, MBIA
                  5.000%, 11/01/09                                       46,162
     105,000   State Health Facilities Financing
                  Authority RB, Unrefunded,
                  Series A, MBIA
                  5.000%, 11/01/09                                      107,666
     285,000   State Housing Finance Authority RB,
                  Single-Family Mortgage, Series A-3,
                  AMT, GNMA, FNMA
                  5.375%, 1/01/23                                       290,076
                                                                 --------------
                                                                      2,051,890
               IOWA - 1.9%
   3,470,000   Coralville GO, BAN, Urban Renewal,
                  Series D (12)
                  4.250%, 6/01/09                                     3,485,997
      10,000   Sioux City, Hospital RB, Series O,
                  MBIA, ETM
                  5.250%, 8/15/10                                        10,012
     350,000   State Financial Authority, Solid
                  Waste Disposal RB, IPSCO
                  Project, AMT, Mandatory Put (7)
                  6.000%, 6/01/07                                       350,385
                                                                 --------------
                                                                      3,846,394
               KANSAS - 3.3%
   2,500,000   Junction City GO, Temporary
                  Notes, Series E
                  5.000%, 12/01/07                                    2,512,200
   2,030,000   Sedgwick & Shawnee Counties,
                  Single-Family Mortgage RB,
                  Series A, AMT, GNMA, FNMA (8)
                  5.600%, 6/01/27                                     2,098,309
      74,000   Wichita, Hospital RB, ETM
                  6.750%, 10/01/07                                       74,733

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   1,025,000   Wyandotte County, Sales Tax RB,
                  1st Lien, Area B,
                  (LOC: Citibank NA)
                  3.750%, 12/01/12                                    1,018,502
   1,000,000   Wyandotte County, Sales Tax RB,
                  1st Lien, Area C,
                  (LOC: Citibank NA)
                  3.850%, 12/01/13                                      996,460
                                                                 --------------
                                                                      6,700,204
               KENTUCKY - 0.7%
   1,260,000   State Area Development
                  Districts Financing GO,
                  Henderson, Series G1
                  5.750%, 12/01/20                                    1,298,266
      55,000   State Turnpike Authority RB,
                  ETM (1)
                  6.625%, 7/01/08                                        55,948
      75,000   State Turnpike Authority Toll
                  Road RB, ETM
                  6.125%, 7/01/08                                        75,978
                                                                 --------------
                                                                      1,430,192
               LOUISIANA - 4.2%
     140,000   Calcasieu Parish, Public
                  Transportation Authority RB,
                  Single-Family Mortgage,
                  Series A, AMT, GNMA, FNMA
                  5.850%, 10/01/32                                      140,281
   4,879,994   Jefferson Parish, Financial
                  Authority RB, Single-Family
                  Mortgage, Series A, AMT (1) (2)
                  4.788%, 3/01/39                                     4,879,994
      40,000   Jefferson Parish, Hospital Service
                  District No. 1 RB, ETM
                  7.250%, 1/01/09                                        41,408
   1,065,000   Louisiana Local Government,
                  Environment Facilities RB,
                  Southeastern Louisiana University,
                  Series B, MBIA
                  4.375%, 2/01/37                                     1,029,653
      60,000   Monroe-West Monroe,
                  Single-Family Mortgage
                  RB, ETM
                  7.200%, 8/01/10                                        62,846
     115,000   Orleans Parish, School Board GO,
                  MBIA, ETM (6)
                  7.018%, 2/01/08                                       108,769
     430,000   State Multi-Family Housing
                  Finance Agency RB, Section 8-202
                  Project, Series A
                  3.950%, 12/01/09                                      428,693
      30,000   State Public Facilities Authority
                  Hospital RB, Pendleton Memorial
                  Methodist Hospital, ETM
                  5.000%, 6/01/08                                        30,414


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      79

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   2,000,000   State Public Facilities Authority RB,
                  Multi-Family Housing, River View,
                  FHLMC (1)
                  3.970%, 4/01/36                                     2,000,000
                                                                 --------------
                                                                      8,722,058
               MARYLAND - 1.4%
   2,180,000   Baltimore, Unrefunded Capital
                  Appreciation GO, Series A,
                  FGIC (6)
                  6.046%, 10/15/09                                    1,899,587
   1,000,000   State Health & Higher Education
                  RB, Howard County General
                  Hospital, ETM
                  5.500%, 7/01/13                                     1,023,630
                                                                 --------------
                                                                      2,923,217
               MASSACHUSETTS - 0.1%
     125,000   State Health & Educational Facilities
                  Authority RB, MBIA
                  5.000%, 7/01/13                                       125,110
                                                                 --------------
               MICHIGAN - 1.7%
     700,000   Detroit/Wayne County, Stadium
                  Authority RB, FGIC
                  5.250%, 2/01/09                                       714,805
     520,000   Grand Valley, State University RB,
                  AMBAC
                  5.150%, 10/01/09                                      524,940
     960,000   Kalamazoo, Hospital Finance
                  Authority RB, Borgess Medical
                  Center, Series A, AMBAC, ETM
                  5.500%, 6/01/08                                       978,912
      45,000   Kalamazoo, Hospital Finance
                  Authority RB, Borgess Medical
                  Center, Series A, FGIC, ETM
                  6.125%, 7/01/07                                        45,086
     360,000   Kalamazoo, Hospital Finance
                  Authority RB, Bronson Methodist,
                  MBIA
                  5.500%, 5/15/08                                       366,393
     800,000   State Hospital Finance Authority RB,
                  Bay Medical Center, Series A, FSA,
                  Pre-Refunded @ 100 (9)
                  5.125%, 7/01/09                                       809,720
                                                                 --------------
                                                                      3,439,856
               MINNESOTA - 1.5%
     240,000   Alexandria, Industrial Development
                  RB, Seluemed Limited LLP Project,
                  AMT, (LOC: First Trust NA)
                  5.300%, 3/01/10                                       240,307
      70,000   Burnsville, Hospital System RB,
                  Fairview Community Hospitals,
                  ETM (6)
                  4.034%, 5/01/12                                        50,654

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     135,000   Dakota County, Community
                  Development Agency RB, Commons
                  on Marice Project, Series A
                  4.250%, 11/01/07                                      134,941
   2,600,000   Minneapolis, Health Care System RB,
                  Fairview Health Services, Series C,
                  MBIA (1)
                  3.970%, 11/15/26                                    2,600,000
                                                                 --------------
                                                                      3,025,902
               MISSISSIPPI - 2.6%
   1,235,000   Mississippi Business Finance RB,
                  TT&W Farm Products Project,
                  AMT, (LOC: National Bank)
                  6.900%, 7/01/10                                     1,237,359
   3,700,000   Mississippi Development RB,
                  Wilkinson County Correctional
                  Facilities, FGIC (1)
                  3.940%, 8/01/16                                     3,700,000
      85,000   Mississippi Home Corporation RB,
                  Single-Family Mortgage, Series A,
                  AMT, FNMA, GNMA, USDA
                  3.150%, 6/01/20                                        84,879
     425,000   Mississippi Hospital Equipment &
                  Facilities Authority RB, Hospital
                  South Central
                  4.000%, 12/01/07                                      424,622
                                                                 --------------
                                                                      5,446,860
               MISSOURI - 4.4%
   1,025,000   Boone County, Industrial
                  Development Authority RB,
                  Otscon Project, AMT, Mandatory
                  Put, (LOC: Boone County
                  National Bank) (1) (7)
                  4.750%, 5/01/12                                     1,037,474
     500,000   Fort Zumwalt, School District GO,
                  Pre-Refunded @ 100 (9)
                  6.500%, 3/01/09                                       511,920
               Pacific, Industrial Development
                  Authority RB, Clayton Project,
                  AMT, (LOC: Commerce Bank NA)
     720,000      6.450%, 5/01/17                                       721,195
     720,000      6.200%, 5/01/12                                       721,066
   2,750,000   Riverside, Industrial Development
                  Authority RB, Riverside Horizons
                  Project, Series B, ACA (12)
                  4.500%, 5/01/27                                     2,732,812
     100,000   St. Charles County, Industrial
                  Development Authority RB,
                  Garden View Care Center Project,
                  AMT, (LOC: U.S. Bank NA)
                  5.400%, 11/15/16                                      101,109


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      80

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   2,000,000   State Environmental Implementation
                  & Energy, Pollution Control RB,
                  Association Electric Coop
                  Thomas Hill
                  5.500%, 12/01/11                                    2,022,640
   1,250,000   Waynesville COP, RADIAN (12)
                  4.200%, 4/01/17                                     1,265,975
                                                                 --------------
                                                                      9,114,191
               MONTANA - 0.0%
      20,000   State Board Investment RB, Payroll
                  Tax Workers Compensation Project,
                  MBIA, ETM
                  6.875%, 6/01/11                                        20,823
                                                                 --------------
               NEBRASKA - 0.1%
     100,000   Madison County, Hospital
                  Authority RB, Faith Regional
                  Healthcare Services Project,
                  RADIAN
                  4.850%, 7/01/09                                       102,078
                                                                 --------------
               NEVADA - 3.0%
     530,000   Carson City, Hospital RB, Tahoe
                  Hospital Project, Series A, RADIAN
                  2.300%, 9/01/07                                       526,210
   5,200,000   Clark County, Pollution Control
                  RB, Nevada Power Company
                  Project, ACA
                  5.300%, 10/01/11                                    5,224,960
     340,000   Henderson, Local Improvement
                  Districts SA, Lake Las Vegas,
                  Sub-Series B-2
                  3.900%, 8/01/07                                       338,905
      35,000   State Municipal Bond GO,
                  Project No. 28-31-C, ETM
                  7.200%, 1/01/09                                        35,550
                                                                 --------------
                                                                      6,125,625
               NEW JERSEY - 6.3%
   3,895,000   Atlantic City, Municipal Utilities
                  Authority RB, Sub-Water Systems
                  (2) (3) (4)
                  5.000%, 1/01/08                                     3,910,541
   1,040,000   Bloomfield, Parking Authority RB,
                  Project Notes
                  5.875%, 5/17/07                                     1,040,197
   5,000,000   Cliffside Park GO, BAN
                  5.750%, 5/14/07                                     5,001,000
   1,000,000   Haddon Township GO, BAN,
                  Series A (5)
                  5.800%, 5/16/07                                     1,000,120
      15,000   Hudson County GO
                  5.125%, 8/01/08                                        15,134

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     125,000   State Health Care Facilities
                  Financing Authority RB, Allegany
                  Health, Our Lady of Lourdes,
                  ETM, MBIA
                  5.000%, 7/01/08                                       125,445
               State Higher Education Assistance
                  Authority RB, Series A,
                  AMT, AMBAC
     985,000      5.150%, 6/01/12                                       992,900
     940,000      5.050%, 6/01/11                                       944,973
                                                                 --------------
                                                                     13,030,310
               NEW MEXICO - 0.3%
     575,000   State, Mortgage Financial Authority
                  RB, Single-Family Housing,
                  Series A2, Class I, AMT,
                  GNMA, FNMA, FHLMC
                  3.900%, 1/01/19                                       574,252
                                                                 --------------
               NEW YORK - 3.3%
     100,000   Freeport GO
                  4.500%, 8/01/08                                       100,807
   1,000,000   Haverstraw GO, Taxable Urban
                  Renewal Notes (5)
                  5.625%, 5/17/07                                     1,000,130
     590,000   Highland Hospital RB, Rochester (5)
                  4.950%, 8/01/07                                       589,257
   2,165,000   New York State Housing Finance
                  Agency RB, Multi-Family Housing,
                  Series B, AMT, SONYMA
                  4.750%, 8/15/37                                     2,168,550
     445,000   Saratoga County, Industrial
                  Development Agency RB,
                  Saratoga Hospital Project,
                  Series A
                  5.000%, 12/01/07                                      447,203
      95,000   State Dormitory Authority RB,
                  State Supported Debt,
                  Unrefunded, Series B
                  5.700%, 2/15/09                                        97,033
     525,000   State Urban Development RB,
                  Capital Appreciation,
                  Series O, FSA (6)
                  11.435%, 1/01/11                                      422,452
     750,000   Tobacco Settlement Financing RB,
                  Series B-1C
                  5.250%, 6/01/13                                       761,610
   1,135,000   Tobacco Settlement Financing RB,
                  Series C-1
                  5.250%, 6/01/12                                     1,137,145
                                                                 --------------
                                                                      6,724,187
               NORTH CAROLINA - 0.2%
      25,000   Pasquotank County, Public Schools
                  Project, COP, MBIA
                  5.000%, 6/01/15                                        25,334


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      81

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
      55,000   State Medical Care Community
                  Hospital RB, Memorial Mission
                  Hospital Project, ETM
                  7.625%, 10/01/08                                       56,730
     125,000   State Medical Care Community RB,
                  North Carolina Housing Foundation
                  Project, ACA
                  6.000%, 8/15/10                                       128,196
     125,000   State Medical Care Community RB,
                  Saint Joseph Hospital Project,
                  AMBAC, ETM
                  5.000%, 10/01/08                                      125,127
                                                                 --------------
                                                                        335,387
               NORTH DAKOTA - 0.1%
     275,000   State Housing Finance Agency RB,
                  Home Mortgage Program,
                  Series A, AMT
                  5.200%, 7/01/19                                       277,720
                                                                 --------------
               OHIO - 0.8%
      75,000   Cuyahoga County, Deaconess
                  Hospital Project RB, ETM
                  6.750%, 11/01/09                                       77,652
   1,445,000   Fairlawn, Local School District
                  GO, School Construction, BAN
                  4.390%, 5/24/07                                     1,445,520
     185,000   Franklin County, First Mortgage RB,
                  OCLC Project, ETM
                  7.500%, 6/01/09                                       188,769
                                                                 --------------
                                                                      1,711,941
               OKLAHOMA - 1.9%
               Pottawatomie County, Shawnee
                  Public Schools Project RB
     440,000      5.000%, 9/01/07                                       441,513
     835,000      5.000%, 9/01/08                                       846,398
     930,000      5.000%, 9/01/09                                       950,562
   1,500,000   Tulsa, Industrial Authority TA,
                  Series A (5)
                  7.020%, 1/01/12                                     1,525,650
     175,000   Tulsa, Industrial Authority TA,
                  Series B (5)
                  6.970%, 7/01/11                                       177,683
                                                                 --------------
                                                                      3,941,806
               OREGON - 0.9%
     525,000   State Housing & Community
                  Services Department RB,
                  Single-Family Mortgage Program,
                  Series F, AMT, MBIA
                  5.650%, 7/01/28                                       536,335
   1,320,000   State Housing & Community
                  Services Department RB,
                  Single-Family Mortgage
                  Program, Series J, AMT, FNMA
                  5.750%, 7/01/29                                     1,343,813
                                                                 --------------
                                                                      1,880,148

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
               PENNSYLVANIA - 4.4%
      10,000   Berks County GO, Second Series,
                  MBIA
                  3.100%, 11/15/08                                        9,891
   1,775,000   Bucks County, Industrial
                  Development Authority RB,
                  School Lane Charter School,
                  Series A
                  4.600%, 3/15/17                                     1,781,638
   1,000,000   Chester County, Health &
                  Education Facilities Authority RB,
                  Chester County Hospital, MBIA
                  5.625%, 7/01/08                                     1,008,100
     170,000   Lakeland, School District
                  GO, ETM
                  8.875%, 8/15/10                                       184,605
   2,000,000   Philadelphia, Authority for
                  Industrial Development RB,
                  PGH Development Corporation
                  5.500%, 7/01/10                                     2,003,840
      75,000   Philadelphia, Hospitals Authority RB,
                  Thomas Jefferson University
                  Hospital, ETM
                  7.000%, 7/01/08                                        76,420
   2,600,000   Pittsburgh, Urban Redevelopment
                  Authority RB, Multi-Family Housing,
                  Louis Mason Junior Project,
                  Mandatory Put (7)
                  5.000%, 12/01/07                                    2,600,312
   1,370,000   State Higher Education Facilities
                  Authority RB, St. Francis
                  Independent Colleges-Universities
                  5.000%, 11/01/11                                    1,378,878
                                                                 --------------
                                                                      9,043,684
               SOUTH CAROLINA - 0.7%
   1,500,000   State Housing Finance &
                  Development Authority RB,
                  Multi-Family Housing,
                  Spartanburg Project, Series A,
                  FHLMC (1)
                  3.970%, 8/01/31                                     1,500,000
                                                                 --------------
               SOUTH DAKOTA - 0.1%
     250,000   State Lease Revenue Trust COP,
                  Series B, FSA
                  6.500%, 9/01/08                                       254,550
                                                                 --------------
               TENNESSEE - 0.8%
   1,135,000   Knox County, Health Educational
                  & Housing Facilities RB,
                  University Health Systems
                  4.125%, 4/01/11                                     1,135,170


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      82

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
     320,000   Oak Ridge, Industrial Development
                  Board RB, (LOC: Allied Irish
                  Bank PLC) (1)
                  3.950%, 9/01/32                                       320,000
     245,000   State Housing Development
                  Agency RB, Homeownership
                  Program, Series 1D
                  4.700%, 7/01/15                                       245,008
                                                                 --------------
                                                                      1,700,178
               TEXAS - 8.3%
     380,000   Brownsville GO, Capital Appreciation,
                  AMBAC (6)
                  12.711%, 2/15/11                                      303,810
      35,000   Dallas County GO, Series B
                  5.300%, 8/15/07                                        35,161
     410,000   Galveston County, Single-Family
                  Housing Mortgage RB,
                  Mortgage-Backed Securities Project,
                  Series A, AMT, GNMA, FNMA
                  6.200%, 12/01/32                                      410,574
   5,900,000   Hunt, Memorial Hospital District,
                  XLCA (1)
                  3.980%, 2/01/26                                     5,900,000
   2,665,000   Pasadena, Independent School
                  District GO, Building, Series B, FSA (1)
                  3.940%, 2/01/35                                     2,665,000
   2,885,000   Retama, Development Special
                  Facilities RB, Retama Racetrack,
                  ETM (5)
                  8.750%, 12/15/10                                    3,232,556
   1,640,000   State Department of Housing &
                  Community Affairs RB, High
                  Point III Project, Series A, FNMA (1)
                  3.980%, 2/01/23                                     1,640,000
   2,630,000   Travis County, Multi-Family Housing
                  Financial Corporation RB,
                  Tanglewood Apartments, FNMA
                  3.930%, 12/15/29                                    2,630,000
     260,000   Valley Community Hospital
                  RB, ETM
                  7.500%, 4/01/09                                       272,077
                                                                 --------------
                                                                     17,089,178
               VIRGINIA - 9.1%
     445,000   Louisa, Industrial Development
                  Authority RB, Pollution Control
                  5.250%, 12/01/08                                      449,886
   2,245,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  1st Tier, Sub-Series C, ETM (6)
                  4.060%, 8/15/08                                     2,138,721

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
  11,285,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, ACA,
                  Pre-Refunded @ 45.5 (6) (9)
                  4.010%, 8/15/22                                     4,891,596
  13,915,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, ACA,
                  Pre-Refunded @ 48.201 (6) (9)
                  4.010%, 8/15/21                                     6,389,629
     585,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, ACA-CBI,
                  Pre-Refunded @ 40.387 (6) (9)
                  3.945%, 8/15/24                                       225,079
   3,795,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, ACA-CBI,
                  Pre-Refunded @ 57.582 (6) (9)
                  4.010%, 8/15/18                                     2,081,785
   1,740,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, Pre-Refunded @ 28.382
                  (6) (9)
                  4.022%, 8/15/30                                       470,444
     700,000   Pocahontas Parkway Association,
                  Toll Road RB, Capital Appreciation,
                  Series B, Pre-Refunded @ 82.1
                  (6) (9)
                  3.995%, 8/15/12                                       547,491
   1,500,000   Poplar Hill, Community
                  Development Authority, COP,
                  Series A (5)
                  5.500%, 9/01/34                                     1,468,365
                                                                 --------------
                                                                     18,662,996
               UTAH - 0.6%
               Salt Lake County RB, Westminster
                  College Project
     180,000      4.500%, 10/01/08                                      180,878
     200,000      4.500%, 10/01/09                                      201,636
     230,000      4.500%, 10/01/10                                      232,243
     550,000      4.500%, 10/01/11                                      556,798
                                                                 --------------
                                                                      1,171,555
               WEST VIRGINIA - 0.0%
      45,000   Cabell, Putnam, & Wayne Counties,
                  Single-Family Residential
                  Mortgage RB, ETM, FGIC
                  7.375%, 4/01/10                                        47,088
                                                                    -----------
               WISCONSIN - 3.7%
     500,000   Antigo, Taxable-Bond Anticipation
                  Notes RB (5)
                  6.375%, 8/01/09                                       507,045


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      83

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)

 Principal
  Amount $                                                          Value $
 ---------                                                          -------
   1,250,000   Cedarburg GO (5)
                  5.875%, 12/01/09                                    1,261,237
   1,000,000   Fond Du Lac, Water Works RB, BAN
                  4.000%, 3/01/10                                     1,001,020
   1,250,000   Kronenwetter, Anticipation Notes
                  4.750%, 3/01/11                                     1,260,638
     350,000   Oconomowoc, Industrial
                  Development RB, Cl&D
                  Graphics Project, AMT,
                  (LOC: Marshall & Ilslay)
                  5.650%, 9/15/07                                       351,001
     900,000   Oshkosh, Industrial Development
                  Authority RB, Don Evans Project,
                  AMT, Mandatory Put,
                  (LOC: Marshall & Ilslay) (7)
                  5.500%, 12/01/07                                      910,044
   1,500,000   State Health & Educational Facilities
                  RB, Aurora Health Care, MBIA
                  5.000%, 8/15/09                                     1,534,425
     870,000   State Housing & Economic
                  Development Authority RB,
                  AMT, Series E
                  5.800%, 9/01/17                                       877,430
                                                                 --------------
                                                                      7,702,840
                                                                 --------------
               TOTAL MUNICIPAL BONDS
                  (Cost $197,544,287)                               197,647,294
                                                                 --------------
               CORPORATE OBLIGATIONS - 1.9%
   1,062,425   IIS/Syska Holdings Energy (10)
                  3.900%, 8/15/08                                     1,022,659
     250,000   Kidspeace National Centers of
                  Georgia, USDA (1) (2) (3) (4)
                  6.300%, 12/01/28                                      254,320
   2,483,496   Niagara Elmwood (2) (5)
                  6.120%, 12/15/11                                    2,484,018
                                                                 --------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $3,793,330)                                   3,760,997
                                                                 --------------

   Shares
   ------
               SHORT-TERM INVESTMENT - 3.3%
   6,826,970   BlackRock Institutional
                  Muni Fund Portfolio, 3.69% (11)                     6,826,970
                                                                 --------------
               TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $6,826,970)                                   6,826,970
                                                                 --------------
               TOTAL INVESTMENTS - 101.3%
                  (Cost $208,164,587)                               208,235,261
                                                                 --------------
               OTHER ASSETS LESS
                  LIABILITIES - (1.3)%                               (2,604,861)
                                                                 --------------
               NET ASSETS - 100.0%                               $  205,630,400
                                                                 ==============

(1)   Variable Rate Security -- Rate disclosed is as of April 30, 2007.
(2)   Private Placement Security.
(3)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)
(4) Security considered illiquid. On April 30, 2007, the value of these securities amounted to $7,661,025, representing 3.7% of the net assets of the Fund.
(5)   Security is taxable.
(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(7) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(8) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2007.
(9)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(10) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2007, the value of this security amounted to $1,022,659, representing 0.5% of the net assets of the Fund.
(11)  Rate shown is the 7-day effective yield as of April 30, 2007.
(12)  Security purchased on a when-issued basis.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
PLC -- Public Limited Company
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
SONYMA -- SONYMA Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      84


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

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

                                                                     NORTH         INTERNATIONAL                    U.S. SMALL
                                                                    AMERICAN        DIVERSIFIED         U.S.        AND MID CAP
                                                                     EQUITY            VALUE       OPPORTUNITIES   OPPORTUNITIES
                                                                      FUND             FUND             FUND           FUND
                                                                 --------------   --------------   -------------   -------------
ASSETS
   Investments in securities, at value - Note 2 ..............   $1,003,075,645    $12,677,665      $297,957,029    $10,769,309
   Foreign currency ..........................................               --          6,091                --            227
   Receivable for Fund shares sold ...........................           16,217             --           212,984             --
   Initial margin for futures contracts ......................          451,810             --                --             --
   Dividends and tax reclaims receivable .....................          993,595         65,163           100,051             --
   Interest receivable .......................................          119,377            889           142,852          3,657
   Receivable for securities sold ............................        4,686,939        168,086         1,284,530         23,649
   Appreciated swap contracts, at value - Note 2 .............               --             --                --             --
   Unrealized appreciation on spot contracts .................            2,209            118                --             --
   Unrealized appreciation on forward contracts ..............               --             --                --             --
   Prepaid expenses ..........................................           93,547         20,535            43,285         26,491
   Deferred offering costs - Note 2 ..........................               --         13,339                --          3,132
   Due from Investment Advisor - Note 3 ......................               --         14,240                --          5,693
                                                                 --------------    -----------      ------------    -----------
         TOTAL ASSETS ........................................    1,009,439,339     12,966,126       299,740,731     10,832,158
LIABILITIES
   Foreign taxes payable .....................................               --            336                --             --
   Foreign currency payable ..................................               --             --                --             --
   Variation margin payable ..................................          127,128             --                --             --
   Income distributions payable ..............................               --             --                --             --
   Depreciated swap contracts, at value - Note 2 .............               --             --                --             --
   Unrealized depreciation on spot contracts .................               --            103                --             --
   Unrealized depreciation on forward contracts ..............               --             --                --             --
   Payable for securities purchased ..........................        5,037,082        150,394           484,068        131,113
   Payable for Fund shares redeemed ..........................               --             --           158,148             --
   Investment Advisory fees payable - Note 3 .................          206,835             --           243,559             --
   Sub-administration fees payable - Note 3 ..................           10,709          1,152            27,115            970
   Distribution fees payable - Note 3 ........................               33            257             1,095            278
   Trustees' fees payable - Note 5 ...........................           27,086          2,950             6,410          3,072
   Accrued expenses and other liabilities ....................           94,086         59,859            47,919         41,587
                                                                 --------------    -----------      ------------    -----------
         TOTAL LIABILITIES ...................................        5,502,959        215,051           968,314        177,020
                                                                 --------------    -----------      ------------    -----------
      NET ASSETS .............................................   $1,003,936,380    $12,751,075      $298,772,417    $10,655,138
                                                                 ==============    ===========      ============    ===========
NET ASSETS
   Capital paid-in ...........................................   $  784,138,299    $10,225,007      $244,485,498    $ 9,466,439
   Undistributed (distributions in excess of)
      net investment income ..................................        6,173,139         62,690           104,934        (23,983)
   Accumulated net realized gain (loss)
      on investments .........................................       89,294,468        733,373        11,349,825        268,988
   Accumulated foreign capital gains tax
      on appreciated securities ..............................               --           (336)               --             --
   Net unrealized appreciation (depreciation)
      on investments .........................................      124,292,450      1,730,222        42,832,160        943,658
   Net unrealized appreciation (depreciation)
      on futures .............................................           36,733             --                --             --
   Net unrealized appreciation on swap contracts .............               --             --                --             --
   Net unrealized appreciation (depreciation) on foreign
      currency translations ..................................            1,291            119                --             36
                                                                 --------------    -----------      ------------    -----------
      NET ASSETS .............................................   $1,003,936,380    $12,751,075      $298,772,417    $10,655,138
                                                                 ==============    ===========      ============    ===========
Investor Shares:
   Net assets ................................................   $1,003,819,035    $11,428,537      $292,939,179    $ 9,222,103
   Total shares outstanding at end of period .................       79,108,976        914,253        12,468,630        811,697
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding) ......   $        12.69    $     12.50      $      23.49    $     11.36

Advisor Shares:
   Net assets ................................................   $      117,345    $ 1,322,538      $  5,833,238    $ 1,433,035
   Total shares outstanding at end of period .................            9,258        105,910           248,860        126,305
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding) ......   $        12.68    $     12.49      $      23.44    $     11.35
Cost of securities ...........................................   $  878,783,195    $10,947,443      $255,124,869    $ 9,825,651
Cost of foreign currency .....................................   $           --    $     6,091      $         --    $       192
Proceeds received for swap contracts .........................   $           --    $        --      $         --    $        --

                                                                                  EMERGING
                                                                 INTERNATIONAL     MARKET         ENHANCED      STRATEGIC
                                                                     ALPHA         EQUITY          INCOME         BOND
                                                                     FUND           FUND            FUND          FUND
                                                                 -------------   -----------    ------------   -----------
ASSETS
   Investments in securities, at value - Note 2 ..............    $57,588,369    $16,573,817    $117,400,557   $47,556,070
   Foreign currency ..........................................             --             --              --       403,148
   Receivable for Fund shares sold ...........................         11,000             --          22,500            --
   Initial margin for futures contracts ......................             --             --              --       235,873
   Dividends and tax reclaims receivable .....................        182,818         31,825              --            --
   Interest receivable .......................................          1,515          1,282         329,105       341,620
   Receivable for securities sold ............................             --        175,258          28,358     1,619,595
   Appreciated swap contracts, at value - Note 2 .............             --             --              --        75,391
   Unrealized appreciation on spot contracts .................          2,223            283              --            --
   Unrealized appreciation on forward contracts ..............             --             --              --       132,365
   Prepaid expenses ..........................................         24,087         35,415          27,018        35,189
   Deferred offering costs - Note 2 ..........................             --          3,704              --         1,630
   Due from Investment Advisor - Note 3 ......................             --             --             886        10,908
                                                                  -----------    -----------    ------------   -----------
         TOTAL ASSETS ........................................     57,810,012     16,821,584     117,808,424    50,411,789
LIABILITIES
   Foreign taxes payable .....................................             --          4,716              --            --
   Foreign currency payable ..................................             --         26,986              --            --
   Variation margin payable ..................................             --             --              --       107,920
   Income distributions payable ..............................             --             --              39            --
   Depreciated swap contracts, at value - Note 2 .............             --             --              --        30,943
   Unrealized depreciation on spot contracts .................             --            146              --           138
   Unrealized depreciation on forward contracts ..............             --             --              --        86,141
   Payable for securities purchased ..........................        637,793        498,184       5,337,266    16,637,107
   Payable for Fund shares redeemed ..........................             --             --             214            --
   Investment Advisory fees payable - Note 3 .................         30,579          5,786              --            --
   Sub-administration fees payable - Note 3 ..................          5,186          1,488          10,223         3,045
   Distribution fees payable - Note 3 ........................          3,728            258             234           795
   Trustees' fees payable - Note 5 ...........................          3,589          3,146           4,436         3,288
   Accrued expenses and other liabilities ....................         55,700         80,503          56,471       106,773
                                                                  -----------    -----------    ------------   -----------
         TOTAL LIABILITIES ...................................        736,575        621,213       5,408,883    16,976,150
                                                                  -----------    -----------    ------------   -----------
      NET ASSETS .............................................    $57,073,437    $16,200,371    $112,399,541   $33,435,639
                                                                  ===========    ===========    ============   ===========
NET ASSETS
   Capital paid-in ...........................................    $59,456,924    $12,930,716    $113,872,070   $33,021,962
   Undistributed (distributions in excess of)
      net investment income ..................................       (152,771)       (13,235)        (66,704)      104,160
   Accumulated net realized gain (loss)
      on investments .........................................     (8,314,824)       579,355        (780,497)      (53,347)
   Accumulated foreign capital gains tax
      on appreciated securities ..............................             --         (4,716)             --            --
   Net unrealized appreciation (depreciation)
      on investments .........................................      6,080,435      2,708,542        (625,328)      312,394
   Net unrealized appreciation (depreciation)
      on futures .............................................             --             --              --       (33,505)
   Net unrealized appreciation on swap contracts .............             --             --              --        29,327
   Net unrealized appreciation (depreciation) on foreign
      currency translations ..................................          3,673           (291)             --        54,648
                                                                  -----------    -----------    ------------   -----------
      NET ASSETS .............................................    $57,073,437    $16,200,371    $112,399,541   $33,435,639
                                                                  ===========    ===========    ============   ===========
Investor Shares:
   Net assets ................................................    $37,962,621    $14,938,622    $111,230,112   $29,271,939
   Total shares outstanding at end of period .................      3,194,962      1,203,164      11,282,007     2,878,680
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding).......    $     11.88    $     12.42    $       9.86   $     10.17

Advisor Shares:
   Net assets ................................................    $19,110,816    $ 1,261,749    $  1,169,429   $ 4,163,700
   Total shares outstanding at end of period .................      1,610,643        101,746         118,578       409,469
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding) ......    $     11.87    $     12.40    $       9.86   $     10.17
Cost of securities ...........................................    $51,507,934    $13,865,275    $118,025,885   $47,243,676
Cost of foreign currency .....................................    $        --    $        --    $         --   $   403,760
Proceeds received for swap contracts .........................    $        --    $        --    $         --   $    15,121

                                                                                                SHORT-TERM
                                                                 TOTAL RETURN    MUNICIPAL      MUNICIPAL
                                                                 FIXED INCOME      BOND            BOND
                                                                     FUND          FUND            FUND
                                                                 ------------   ------------   ------------
ASSETS
   Investments in securities, at value - Note 2 ..............    $29,481,738   $325,473,002   $208,235,261
   Foreign currency ..........................................            203             --             --
   Receivable for Fund shares sold ...........................         38,748      6,420,501        552,930
   Initial margin for futures contracts ......................          4,930             --             --
   Dividends and tax reclaims receivable .....................             --             --             --
   Interest receivable .......................................        160,315      3,590,869      2,256,600
   Receivable for securities sold ............................      1,239,797      1,313,486      4,899,497
   Appreciated swap contracts, at value - Note 2 .............             --             --             --
   Unrealized appreciation on spot contracts .................             --             --             --
   Unrealized appreciation on forward contracts ..............             --             --             --
   Prepaid expenses ..........................................         21,041         47,009         37,055
   Deferred offering costs - Note 2 ..........................             --             --             --
   Due from Investment Advisor - Note 3 ......................         16,412             --             --
                                                                  -----------   ------------   ------------
         TOTAL ASSETS ........................................     30,963,184    336,844,867    215,981,343
LIABILITIES
   Foreign taxes payable .....................................             --             --             --
   Foreign currency payable ..................................             --             --             --
   Variation margin payable ..................................          3,625             --             --
   Income distributions payable ..............................             --         59,061        141,664
   Depreciated swap contracts, at value - Note 2 .............             --             --             --
   Unrealized depreciation on spot contracts .................             --             --             --
   Unrealized depreciation on forward contracts ..............             --             --             --
   Payable for securities purchased ..........................      5,553,687      5,040,289      9,811,044
   Payable for Fund shares redeemed ..........................             --        682,990        265,887
   Investment Advisory fees payable - Note 3 .................             --         76,435         43,017
   Sub-administration fees payable - Note 3 ..................          2,293         28,656         18,554
   Distribution fees payable - Note 3 ........................            220          4,172          1,298
   Trustees' fees payable - Note 5 ...........................          3,267          6,716          5,618
   Accrued expenses and other liabilities ....................         46,145         72,360         63,861
                                                                  -----------   ------------   ------------
         TOTAL LIABILITIES ...................................      5,609,237      5,970,679     10,350,943
                                                                  -----------   ------------   ------------
      NET ASSETS .............................................    $25,353,947   $330,874,188   $205,630,400
                                                                  ===========   ============   ============
NET ASSETS
   Capital paid-in ...........................................    $25,448,747   $329,497,464   $205,842,568
   Undistributed (distributions in excess of)
      net investment income ..................................        (31,804)       454,876        187,445
   Accumulated net realized gain (loss)
      on investments .........................................        (99,935)      (253,197)      (470,287)
   Accumulated foreign capital gains tax
      on appreciated securities ..............................             --             --             --
   Net unrealized appreciation (depreciation)
      on investments .........................................         45,187      1,175,045         70,674
   Net unrealized appreciation (depreciation)
      on futures .............................................         (8,248)            --             --
   Net unrealized appreciation on swap contracts .............             --             --             --
   Net unrealized appreciation (depreciation) on foreign
      currency translations ..................................             --             --             --
                                                                  -----------   ------------   ------------
      NET ASSETS .............................................    $25,353,947   $330,874,188   $205,630,400
                                                                  ===========   ============   ============
Investor Shares:
   Net assets ................................................    $24,265,803   $314,491,846   $199,572,759
   Total shares outstanding at end of period .................      2,465,876     31,215,370     20,048,321
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding) ......    $      9.84   $      10.07   $       9.95

Advisor Shares:
   Net assets ................................................    $ 1,088,144   $ 16,382,342   $  6,057,641
   Total shares outstanding at end of period .................        110,438      1,626,521        608,679
   Net asset value, offering and redemption
      price per share (net assets / shares outstanding) ......    $      9.85   $      10.07   $       9.95
Cost of securities ...........................................    $29,436,551   $324,297,957   $208,164,587
Cost of foreign currency .....................................    $       203   $         --   $         --
Proceeds received for swap contracts .........................    $        --   $         --   $         --


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 86 & 87

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED)

                                                                         NORTH      INTERNATIONAL                    U.S. SMALL
                                                                        AMERICAN     DIVERSIFIED         U.S.        AND MID CAP
                                                                         EQUITY         VALUE       OPPORTUNITIES   OPPORTUNITIES
                                                                          FUND           FUND            FUND           FUND
                                                                     ------------   -------------   -------------   -------------
INVESTMENT INCOME
   Dividend income ...............................................   $ 12,257,200    $  233,937      $ 1,009,411      $ 26,739
   Interest income ...............................................        406,638         4,708          765,957        23,764
   Foreign taxes withheld ........................................       (137,991)      (25,722)          (3,476)         (173)
                                                                     ------------    ----------      -----------      --------
      TOTAL INCOME ...............................................     12,525,847       212,923        1,771,892        50,330
EXPENSES
   Investment Advisory fees -- Note 3 ............................      1,359,445        57,262        1,335,332        46,905
   Sub-administration fees -- Note 3 .............................         66,861         6,438          150,106         5,271
   Trustees fees -- Note 5 .......................................         37,091         6,713           14,428         6,794
   Distribution fees -- Note 3 ...................................            191         1,445            3,608         1,156
   Legal fees ....................................................         68,134        12,184           20,768         9,458
   Insurance .....................................................         58,732         2,624           16,296         4,917
   Transfer agent fees ...........................................         52,416        38,611           44,649        38,309
   Custodian fees ................................................         38,788        24,232           14,252         2,672
   Printing expenses .............................................         28,942        14,633           11,173         5,382
   Registration fees .............................................         20,911         3,099           37,676         6,813
   Audit fees ....................................................         14,292        18,364           13,498        13,498
   Pricing fees ..................................................          1,787        11,403              611           354
   Amortization of deferred offering costs -- Note 2 .............             --        16,021               --         6,137
   Other .........................................................         15,090         2,139            4,561         2,523
                                                                     ------------    ----------      -----------      --------
      TOTAL EXPENSES .............................................      1,762,680       215,168        1,666,958       150,189
   Expenses waived by Investment Advisor -- Note 3 ...............             --       (57,262)              --       (46,905)
   Reimbursement from Investment Advisor .........................             --       (84,882)              --       (36,461)
                                                                     ------------    ----------      -----------      --------
      NET EXPENSES ...............................................      1,762,680        73,024        1,666,958        66,823
                                                                     ------------    ----------      -----------      --------
      NET INVESTMENT INCOME (LOSS) ...............................     10,763,167       139,899          104,934       (16,493)
                                                                     ------------    ----------      -----------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS,
   FOREIGN CAPITAL GAINS TAX ON
   APPRECIATED SECURITIES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ..................     91,696,446+      733,247       11,837,917       345,179
   Net realized gain (loss) on futures ...........................        719,498            --               --            --
   Net realized gain on swap contracts ...........................             --            --               --            --
   Net realized gain (loss) on foreign currency transactions .....         (7,611)          209             (684)          (91)
                                                                     ------------    ----------      -----------      --------
         Net realized gain (loss) on investments,
            futures, swap contracts and foreign
            currency transactions ................................     92,408,333       733,456       11,837,233       345,088
                                                                     ------------    ----------      -----------      --------
   Change in unrealized appreciation (depreciation)
      on investments .............................................    (17,604,878)    1,287,833       16,067,608       638,004
   Change in unrealized appreciation (depreciation)
      on futures .................................................         36,733            --               --            --
   Change in unrealized appreciation on swap contracts                         --            --               --            --
   Change in unrealized on foreign capital gains
      tax on appreciated securities ..............................             --           240               --            --
   Change in unrealized appreciation (depreciation)
      on foreign currency translations ...........................          9,288            68               37            37
                                                                     ------------    ----------      -----------      --------
         Net change in unrealized appreciation
            (depreciation) on investments, futures, swap
            contracts, foreign capital gains tax on appreciated
            securities and foreign currency translations .........    (17,558,857)    1,288,141       16,067,645       638,041
                                                                     ------------    ----------      -----------      --------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ................................................     74,849,476     2,021,597       27,904,878       983,129
                                                                     ------------    ----------      -----------      --------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..................................   $ 85,612,643    $2,161,496      $28,009,812      $966,636
                                                                     ============    ==========      ===========      ========

                                                                                    EMERGING
                                                                  INTERNATIONAL      MARKET       ENHANCED    STRATEGIC
                                                                      ALPHA          EQUITY        INCOME        BOND
                                                                       FUND           FUND          FUND         FUND
                                                                  -------------   ------------   ----------   ---------
INVESTMENT INCOME
   Dividend income ............................................    $  461,681      $  136,891    $       --   $      --
   Interest income ............................................        34,311           4,103     3,236,062     812,821
   Foreign taxes withheld .....................................       (24,309)         (9,146)           --          --
                                                                   ----------      ----------    ----------   ---------
      TOTAL INCOME ............................................       471,683         131,848     3,236,062     812,821
EXPENSES
   Investment Advisory fees -- Note 3 .........................       271,632          75,678       137,071     112,518
   Sub-administration fees -- Note 3 ..........................        31,327           8,509        61,654      16,861
   Trustees fees -- Note 5 ....................................         7,911           6,988         9,812       7,102
   Distribution fees -- Note 3 ................................        27,072           1,456         1,435       3,395
   Legal fees .................................................        11,344           9,721        14,202      57,122
   Insurance ..................................................         9,570           5,074        12,458       6,461
   Transfer agent fees ........................................        38,649          38,363        39,149      38,336
   Custodian fees .............................................        12,037          35,386        12,412       5,323
   Printing expenses ..........................................         5,336          25,208         6,797       8,547
   Registration fees ..........................................        24,115              --        20,882      14,210
   Audit fees .................................................        15,013          19,678        14,580      15,050
   Pricing fees ...............................................         1,774           2,756        12,266      39,585
   Amortization of deferred offering costs -- Note 2 ..........            --           7,258            --       2,120
   Other ......................................................         2,705             593         3,283       2,464
                                                                   ----------      ----------    ----------   ---------
      TOTAL EXPENSES ..........................................       458,485         236,668       346,001     329,094
   Expenses waived by Investment Advisor -- Note 3 ............       (83,162)        (75,678)     (125,235)   (112,518)
   Reimbursement from Investment Advisor ......................            --         (27,095)           --     (40,660)
                                                                   ----------      ----------    ----------   ---------
      NET EXPENSES ............................................       375,323         133,895       220,766     175,916
                                                                   ----------      ----------    ----------   ---------
      NET INVESTMENT INCOME (LOSS) ............................        96,360          (2,047)    3,015,296     636,905
                                                                   ----------      ----------    ----------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS,
   FOREIGN CAPITAL GAINS TAX ON
   APPRECIATED SECURITIES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ...............     3,063,653         801,745      (412,031)    142,336
   Net realized gain (loss) on futures ........................            --              --            --      (4,268)
   Net realized gain on swap contracts ........................            --              --            --       8,250
   Net realized gain (loss) on foreign currency transactions ..         8,587          (6,654)           --     (87,520)
                                                                   ----------      ----------    ----------   ---------
         Net realized gain (loss) on investments,
            futures, swap contracts and foreign
            currency transactions .............................     3,072,240         795,091      (412,031)     58,798
                                                                   ----------      ----------    ----------   ---------
   Change in unrealized appreciation (depreciation)
      on investments ..........................................     3,200,369       1,718,687      (242,692)     20,439
   Change in unrealized appreciation (depreciation)
      on futures ..............................................            --              --            --      57,705
   Change in unrealized appreciation on swap contracts                     --              --            --      22,936
   Change in unrealized on foreign capital gains
      tax on appreciated securities ...........................            --           1,369            --          --
   Change in unrealized appreciation (depreciation)
      on foreign currency translations ........................           355            (303)           --     108,811
                                                                   ----------      ----------    ----------   ---------
         Net change in unrealized appreciation
            (depreciation) on investments, futures, swap
            contracts, foreign capital gains tax on appreciated
            securities and foreign currency translations ......     3,200,724       1,719,753      (242,692)    209,891
                                                                   ----------      ----------    ----------   ---------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) .............................................     6,272,964       2,514,844      (654,723)    268,689
                                                                   ----------      ----------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...............................    $6,369,324      $2,512,797    $2,360,573   $ 905,594
                                                                   ==========      ==========    ==========   =========

                                                                                               SHORT-TERM
                                                                   TOTAL RETURN   MUNICIPAL    MUNICIPAL
                                                                   FIXED INCOME     BOND         BOND
                                                                       FUND         FUND         FUND
                                                                  -------------   ----------   ----------
INVESTMENT INCOME
   Dividend income ............................................      $     --     $       --   $       --
   Interest income ............................................       624,797      6,664,451    4,354,459
   Foreign taxes withheld .....................................            --             --           --
                                                                     --------     ----------   ----------
      TOTAL INCOME ............................................       624,797      6,664,451    4,354,459
EXPENSES
   Investment Advisory fees -- Note 3 .........................        28,854        567,870      396,164
   Sub-administration fees -- Note 3 ..........................        12,977        159,587      111,364
   Trustees fees -- Note 5 ....................................         6,984         15,136       12,665
   Distribution fees -- Note 3 ................................         1,328         19,043        7,053
   Legal fees .................................................        10,113         21,974       18,335
   Insurance ..................................................         9,098         15,356       14,932
   Transfer agent fees ........................................        38,312         40,782       40,016
   Custodian fees .............................................         6,872          8,720        7,190
   Printing expenses ..........................................         4,790         10,929        8,945
   Registration fees ..........................................        18,022         35,591       25,735
   Audit fees .................................................        14,580         13,993       14,058
   Pricing fees ...............................................         7,685         34,967       21,377
   Amortization of deferred offering costs -- Note 2 ..........            --             --           --
   Other ......................................................         2,450          4,744        4,068
                                                                     --------     ----------   ----------
      TOTAL EXPENSES ..........................................       162,065        948,692      681,902
   Expenses waived by Investment Advisor -- Note 3 ............       (28,854)      (148,825)    (130,121)
   Reimbursement from Investment Advisor ......................       (85,717)            --           --
                                                                     --------     ----------   ----------
      NET EXPENSES ............................................        47,494        799,867      551,781
                                                                     --------     ----------   ----------
      NET INVESTMENT INCOME (LOSS) ............................       577,303      5,864,584    3,802,678
                                                                     --------     ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS,
   FOREIGN CAPITAL GAINS TAX ON
   APPRECIATED SECURITIES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ...............        67,660          2,357        5,787
   Net realized gain (loss) on futures ........................        14,561             --           --
   Net realized gain on swap contracts ........................            --             --           --
   Net realized gain (loss) on foreign currency transactions ..            --             --           --
                                                                     --------     ----------   ----------
         Net realized gain (loss) on investments,
            futures, swap contracts and foreign
            currency transactions .............................        82,221          2,357        5,787
                                                                     --------     ----------   ----------
   Change in unrealized appreciation (depreciation)
      on investments ..........................................        (8,900)      (975,903)    (254,607)
   Change in unrealized appreciation (depreciation)
      on futures ..............................................        (6,701)            --           --
   Change in unrealized appreciation on swap contracts ........            --             --           --
   Change in unrealized on foreign capital gains
      tax on appreciated securities ...........................            --             --           --
   Change in unrealized appreciation (depreciation)
      on foreign currency translations ........................            --             --           --
                                                                     --------     ----------   ----------
         Net change in unrealized appreciation
            (depreciation) on investments, futures, swap
            contracts, foreign capital gains tax on appreciated
            securities and foreign currency translations ......       (15,601)      (975,903)    (254,607)
                                                                     --------     ----------   ----------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) .............................................        66,620       (973,546)    (248,820)
                                                                     --------     ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...............................      $643,923     $4,891,038   $3,553,858
                                                                     ========     ==========   ==========

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 88 & 89

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE YEAR OR PERIOD ENDED OCTOBER 31, 2006

                                                                                NORTH AMERICAN
                                                                                 EQUITY FUND
                                                                       -------------------------------
                                                                         SIX MONTHS          YEAR
                                                                            ENDED            ENDED
                                                                          APRIL 30,       OCTOBER 31,
                                                                            2007             2006
                                                                       --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $   10,763,167   $   22,897,980
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions ...........................................       92,408,333+      82,523,753+
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................      (17,558,857)      83,486,780
                                                                       --------------   --------------
   Net increase in net assets resulting from operations ............       85,612,643      188,908,513
                                                                       --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................      (23,398,287)     (12,335,404)
   Advisor Shares ..................................................           (2,080)              --
Net realized gains:
   Investor Shares .................................................      (53,303,193)     (20,970,187)
   Advisor Shares ..................................................           (5,293)              --
                                                                       --------------   --------------
   Total dividends and distributions ...............................      (76,708,853)     (33,305,591)
                                                                       --------------   --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................      119,270,319      107,993,074
Proceeds from shares sold in-kind ..................................               --      188,271,143
Reinvestment of distributions ......................................       18,112,110       21,749,065
Redemption of shares ...............................................     (141,826,316)    (317,239,270)
Redemption of shares in-kind .......................................     (262,623,054)    (197,662,858)
Redemption fees - Note 4 ...........................................               --               --
                                                                       --------------   --------------
   Total increase (decrease) from Investor Share transactions ......     (267,066,941)    (196,888,846)
                                                                       --------------   --------------
ADVISOR SHARES(c):
Sales of shares ....................................................            2,500          100,000
Reinvestment of distributions ......................................            7,373               --
Redemption of shares ...............................................               --               --
Redemption fees - Note 4 ...........................................               --               --
                                                                       --------------   --------------
   Total increase from Advisor Share transactions ..................            9,873          100,000
                                                                       --------------   --------------
   Net increase (decrease) in net assets from share transactions ...     (267,057,068)    (196,788,846)
                                                                       --------------   --------------
   Total increase (decrease) in net assets .........................     (258,153,278)     (41,185,924)
NET ASSETS
Beginning of Period ................................................    1,262,089,658    1,303,275,582
                                                                       --------------   --------------
End of Period ......................................................   $1,003,936,380   $1,262,089,658
                                                                       ==============   ==============
Undistributed (accumulated net investment loss/distributions in
   excess of) net investment income ................................   $    6,173,139   $   18,810,339
                                                                       ==============   ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................        9,627,185        9,242,003
Shares sold in-kind ................................................               --       16,145,433
Reinvestment of distributions ......................................        1,506,831        1,907,813
Redemption of shares ...............................................      (11,413,504)     (27,323,408)
Redemption of shares in-kind .......................................      (20,531,882)     (16,916,303)
                                                                       --------------   --------------
   Net increase (decrease) in Investor Shares ......................      (20,811,370)     (16,944,462)
                                                                       ==============   ==============
ADVISOR SHARES(c):
Sales of shares ....................................................              199            8,446
Reinvestment of distributions ......................................              613               --
Reinvestment of shares .............................................               --               --
                                                                       --------------   --------------
   Net increase in Advisor Shares ..................................              812            8,446
                                                                       ==============   ==============

                                                                       INTERNATIONAL DIVERSIFIED        U.S. OPPORTUNITIES
                                                                               VALUE FUND                      FUND
                                                                       -------------------------   ---------------------------
                                                                        SIX MONTHS      PERIOD      SIX MONTHS        YEAR
                                                                          ENDED         ENDED          ENDED          ENDED
                                                                        APRIL 30,    OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                           2007        2006(a)         2007           2006
                                                                       -----------   -----------   ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $   139,899   $    39,060   $    104,934   $   (195,360)
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions ...........................................       733,456        56,178     11,837,233     20,946,038
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................     1,288,141       441,864     16,067,645     12,710,043
                                                                       -----------   -----------   ------------   ------------
   Net increase in net assets resulting from operations ............     2,161,496       537,102     28,009,812     33,460,721
                                                                       -----------   -----------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................      (101,970)           --             --             --
   Advisor Shares ..................................................       (10,713)           --             --             --
Net realized gains:
   Investor Shares .................................................       (53,820)           --    (20,939,518)    (5,427,542)
   Advisor Shares ..................................................        (6,027)                    (103,868)
                                                                       -----------   -----------   ------------   ------------
   Total dividends and distributions ...............................      (172,530)           --    (21,043,386)    (5,427,542)
                                                                       -----------   -----------   ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................            --     9,000,000     55,999,334    100,672,739
Proceeds from shares sold in-kind ..................................            --            --             --             --
Reinvestment of distributions ......................................       155,790            --     20,495,365      5,298,332
Redemption of shares ...............................................            --            --    (21,343,430)   (43,455,762)
Redemption of shares in-kind .......................................            --            --             --             --
Redemption fees - Note 4 ...........................................            --            --          4,210         21,450
                                                                       -----------   -----------   ------------   ------------
   Total increase (decrease) from Investor Share transactions ......       155,790     9,000,000     55,155,479     62,536,759
                                                                       -----------   -----------   ------------   ------------
ADVISOR SHARES(c):
Sales of shares ....................................................        52,477     1,000,000      4,968,631        639,741
Reinvestment of distributions ......................................        16,740            --         60,689             --
Redemption of shares ...............................................            --            --        (55,386)            --
Redemption fees - Note 4 ...........................................            --            --            274             --
                                                                       -----------   -----------   ------------   ------------
   Total increase from Advisor Share transactions ..................        69,217     1,000,000      4,974,208        639,741
                                                                       -----------   -----------   ------------   ------------
   Net increase (decrease) in net assets from share transactions ...       225,007    10,000,000     60,129,687     63,176,500
                                                                       -----------   -----------   ------------   ------------
   Total increase (decrease) in net assets .........................     2,213,973    10,537,102     67,096,113     91,209,679
NET ASSETS
Beginning of Period ................................................    10,537,102            --    231,676,304    140,466,625
                                                                       -----------   -----------   ------------   ------------
End of Period ......................................................   $12,751,075   $10,537,102   $298,772,417   $231,676,304
                                                                       ===========   ===========   ============   ============
Undistributed (accumulated net investment loss/distributions in
   excess of) net investment income ................................   $    62,690   $    35,474   $    104,934   $         --
                                                                       ===========   ===========   ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................            --       900,000      2,468,420      4,637,415
Shares sold in-kind ................................................            --            --             --             --
Reinvestment of distributions ......................................        14,253            --        928,653        263,993
Redemption of shares ...............................................            --            --       (944,620)    (2,030,621)
Redemption of shares in-kind .......................................            --            --             --             --
                                                                       -----------   -----------   ------------   ------------
   Net increase (decrease) in Investor Shares ......................        14,253       900,000      2,452,453      2,870,787
                                                                       ===========   ===========   ============   ============
ADVISOR SHARES(c):
Sales of shares ....................................................         4,378       100,000        219,543         28,966
Reinvestment of distributions ......................................         1,532            --          2,754             --
Reinvestment of shares .............................................            --            --         (2,403)            --
                                                                       -----------   -----------   ------------   ------------
   Net increase in Advisor Shares ..................................         5,910       100,000        219,894         28,966
                                                                       ===========   ===========   ============   ============

                                                                         U.S. SMALL AND MID CAP
                                                                           OPPORTUNITIES FUND
                                                                       -------------------------
                                                                        SIX MONTHS      PERIOD
                                                                          ENDED         ENDED
                                                                        APRIL 30,    OCTOBER 31,
                                                                           2007        2006(b)
                                                                       -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $   (16,493)  $   (2,731)
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions ...........................................       345,088      (76,923)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................       638,041      305,653
                                                                       -----------   ----------
   Net increase in net assets resulting from operations ............       966,636      225,999
                                                                       -----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................        (3,936)          --
   Advisor Shares ..................................................            --           --
Net realized gains:
   Investor Shares .................................................            --           --
   Advisor Shares ..................................................            --
                                                                       -----------   ----------
   Total dividends and distributions ...............................        (3,936)          --
                                                                       -----------   ----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................     2,089,376    6,738,014
Proceeds from shares sold in-kind ..................................            --           --
Reinvestment of distributions ......................................         3,936           --
Redemption of shares ...............................................      (700,051)          --
Redemption of shares in-kind .......................................            --           --
Redemption fees - Note 4 ...........................................             1           --
                                                                       -----------   ----------
   Total increase (decrease) from Investor Share transactions ......     1,393,262    6,738,014
                                                                       -----------   ----------
ADVISOR SHARES(c):
Sales of shares ....................................................       847,777      500,000
Reinvestment of distributions ......................................            --           --
Redemption of shares ...............................................       (12,808)          --
Redemption fees - Note 4 ...........................................           194           --
                                                                       -----------   ----------
   Total increase from Advisor Share transactions ..................       835,163      500,000
                                                                       -----------   ----------
   Net increase (decrease) in net assets from share transactions ...     2,228,425    7,238,014
                                                                       -----------   ----------
   Total increase (decrease) in net assets .........................     3,191,125    7,464,013
NET ASSETS
Beginning of Period ................................................     7,464,013           --
                                                                       -----------   ----------
End of Period ......................................................   $10,655,138   $7,464,013
                                                                       ===========   ==========
Undistributed (accumulated net investment loss/distributions in
   excess of) net investment income ................................   $   (23,983)  $   (3,554)
                                                                       ===========   ==========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................       195,124      678,547
Shares sold in-kind ................................................            --           --
Reinvestment of distributions ......................................           364           --
Redemption of shares ...............................................       (62,338)          --
Redemption of shares in-kind .......................................            --           --
                                                                       -----------   ----------
   Net increase (decrease) in Investor Shares ......................       133,150      678,547
                                                                       ===========   ==========
ADVISOR SHARES(c):
Sales of shares ....................................................        77,461       50,000
Reinvestment of distributions ......................................            --           --
Reinvestment of shares .............................................        (1,156)          --
                                                                       -----------   ----------
   Net increase in Advisor Shares ..................................        76,305       50,000
                                                                       ===========   ==========

(a)   Fund commenced investment activities on August 30, 2006.
(b)   Fund commenced investment activities on March 31, 2006.
(c) The North American Equity Fund's Advisor Shares commenced operations on March 31, 2006 and the U.S. Opportunities Fund's Advisor Shares commenced operations on May 15, 2006.
  + Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 90 & 91

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE YEAR OR PERIOD ENDED OCTOBER 31, 2006

                                                                             INTERNATIONAL
                                                                               ALPHA FUND
                                                                       -------------------------
                                                                        SIX MONTHS       YEAR
                                                                          ENDED         ENDED
                                                                        APRIL 30,    OCTOBER 31,
                                                                           2007          2006
                                                                       -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $    96,360   $   259,275
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions .....................     3,072,240     1,096,732
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................     3,200,724     2,330,580
                                                                       -----------   -----------
   Net increase in net assets resulting from operations ............     6,369,324     3,686,587
                                                                       -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................      (283,664)     (128,898)
   Advisor Shares ..................................................      (178,023)           --
                                                                       -----------   -----------
   Total dividends .................................................      (461,687)     (128,898)
                                                                       -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................    11,028,080    14,728,546
Reinvestment of distributions ......................................       282,490       125,253
Redemption of shares ...............................................      (102,381)   (1,070,040)
                                                                       -----------   -----------
   Total increase (decrease) from Investor Share transactions ......    11,208,189    13,783,759
                                                                       -----------   -----------
ADVISOR SHARES(d):
Sales of shares ....................................................     2,895,951    20,725,376
Reinvestment of distributions ......................................       175,168            --
Redemption of shares ...............................................    (7,556,460)     (170,017)
Redemption fees - Note 4 ...........................................           380           993
                                                                       -----------   -----------
   Total increase (decrease) from Advisor Share transactions .......    (4,484,961)   20,556,352
                                                                       -----------   -----------
   Net increase (decrease) in net assets from share transactions ...     6,723,228    34,340,111
                                                                       -----------   -----------
   Total increase in net assets ....................................    12,630,865    37,897,800
NET ASSETS
Beginning of Period ................................................    44,442,572     6,544,772
                                                                       -----------   -----------
End of Period ......................................................   $57,073,437   $44,442,572
                                                                       ===========   ===========
Undistributed (distributions in excess of) net investment income ...   $  (152,771)  $   212,556
                                                                       ===========   ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................     1,021,118     1,469,451
Reinvestment of distributions ......................................        25,940        14,397
Redemption of shares ...............................................        (9,261)     (110,493)
                                                                       -----------   -----------
   Net increase (decrease) in Investor Shares ......................     1,037,797     1,373,355
                                                                       ===========   ===========
ADVISOR SHARES(d):
Sales of shares ....................................................       261,912     2,036,164
Reinvestment of distributions ......................................        16,085            --
Redemption of shares ...............................................      (687,130)      (16,388)
                                                                       -----------   -----------
   Net increase (decrease) in Advisor Shares .......................      (409,133)    2,019,776
                                                                       ===========   ===========

                                                                            EMERGING MARKET                  ENHANCED
                                                                              EQUITY FUND                  INCOME FUND
                                                                       -------------------------   ---------------------------
                                                                        SIX MONTHS      PERIOD      SIX MONTHS       PERIOD
                                                                          ENDED         ENDED          ENDED          ENDED
                                                                        APRIL 30,    OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                           2007        2006(a)         2007          2006(b)
                                                                       -----------   -----------   ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $    (2,047)  $    55,229   $  3,015,296   $  5,046,911
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions .....................       795,091      (218,985)      (412,031)      (203,537)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................     1,719,753       983,782       (242,692)        70,115
                                                                       -----------   -----------   ------------   ------------
   Net increase in net assets resulting from operations ............     2,512,797       820,026      2,360,573      4,913,489
                                                                       -----------   -----------   ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................       (59,930)           --     (3,025,634)    (5,220,764)
   Advisor Shares ..................................................        (3,238)           --        (30,562)       (49,587)
                                                                       -----------   -----------   ------------   ------------
   Total dividends .................................................       (63,168)           --     (3,056,196)    (5,270,351)
                                                                       -----------   -----------   ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................            --    12,000,008        533,597      2,541,497
Reinvestment of distributions ......................................        59,930            --      3,025,393      5,220,492
Redemption of shares ...............................................      (150,000)           --        (75,831)       (79,750)
                                                                       -----------   -----------   ------------   ------------
   Total increase (decrease) from Investor Share transactions ......       (90,070)   12,000,008      3,483,159      7,682,239
                                                                       -----------   -----------   ------------   ------------
ADVISOR SHARES(d):
Sales of shares ....................................................        21,000     1,000,000         77,889         36,515
Reinvestment of distributions ......................................         3,237            --         30,560         49,587
Redemption of shares ...............................................        (3,459)           --        (36,111)        (7,227)
Redemption fees - Note 4 ...........................................            --            --             --             --
                                                                       -----------   -----------   ------------   ------------
   Total increase (decrease) from Advisor Share transactions .......        20,778     1,000,000         72,338         78,875
                                                                       -----------   -----------   ------------   ------------
   Net increase (decrease) in net assets from share transactions ...       (69,292)   13,000,008      3,555,497      7,761,114
                                                                       -----------   -----------   ------------   ------------
   Total increase in net assets ....................................     2,380,337    13,820,034      2,859,874      7,404,252
NET ASSETS
Beginning of Period ................................................    13,820,034            --    109,539,667    102,135,415
                                                                       -----------   -----------   ------------   ------------
End of Period ......................................................   $16,200,371   $13,820,034   $112,399,541   $109,539,667
                                                                       ===========   ===========   ============   ============
Undistributed (distributions in excess of) net investment income ...   $   (13,325)  $    51,980   $    (66,704)  $    (25,804)
                                                                       ===========   ===========   ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................            --     1,210,713         54,073        189,266
Reinvestment of distributions ......................................         5,239            --        306,011        592,037
Redemption of shares ...............................................       (12,788)           --         (7,674)        (8,020)
                                                                       -----------   -----------   ------------   ------------
   Net increase (decrease) in Investor Shares ......................        (7,549)    1,210,713        352,410        773,283
                                                                       ===========   ===========   ============   ============
ADVISOR SHARES(d):
Sales of shares ....................................................         1,780       100,000          7,855          3,045
Reinvestment of distributions ......................................           283            --          3,090          5,626
Redemption of shares ...............................................          (317)           --         (3,651)          (727)
                                                                       -----------   -----------   ------------   ------------
   Net increase (decrease) in Advisor Shares .......................         1,746       100,000          7,294          7,944
                                                                       ===========   ===========   ============   ============

                                                                               STRATEGIC
                                                                               BOND FUND
                                                                       -------------------------
                                                                        SIX MONTHS     PERIOD
                                                                          ENDED         ENDED
                                                                        APRIL 30,    OCTOBER 31,
                                                                           2007        2006(c)
                                                                       -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................................   $   636,905   $   239,601
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions .....................        58,798      (144,464)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ...................................       209,891       152,973
                                                                       -----------   -----------
   Net increase in net assets resulting from operations ............       905,594       248,110
                                                                       -----------   -----------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................................      (537,469)     (146,680)
   Advisor Shares ..................................................       (48,768)       (7,110)
                                                                       -----------   -----------
   Total dividends .................................................      (586,237)     (153,790)
                                                                       -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................................     9,348,074    19,000,000
Reinvestment of distributions ......................................       393,112       146,680
Redemption of shares ...............................................            --            --
                                                                       -----------   -----------
   Total increase (decrease) from Investor Share transactions ......     9,741,186    19,146,680
                                                                       -----------   -----------
ADVISOR SHARES(d):
Sales of shares ....................................................     3,084,766     1,000,000
Reinvestment of distributions ......................................        48,768         7,110
Redemption of shares ...............................................        (6,674)           --
Redemption fees - Note 4 ...........................................           126            --
                                                                       -----------   -----------
   Total increase (decrease) from Advisor Share transactions .......     3,126,986     1,007,110
                                                                       -----------   -----------
   Net increase (decrease) in net assets from share transactions ...    12,868,172    20,153,790
                                                                       -----------   -----------
   Total increase in net assets ....................................    13,187,529    20,248,110
NET ASSETS
Beginning of Period ................................................    20,248,110            --
                                                                       -----------   -----------
End of Period ......................................................   $33,435,639   $20,248,110
                                                                       ===========   ===========
Undistributed (distributions in excess of) net investment income ...   $   104,160   $    53,492
                                                                       ===========   ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................................       924,926     1,900,000
Reinvestment of distributions ......................................        39,027        14,727
Redemption of shares ...............................................            --            --
                                                                       -----------   -----------
   Net increase (decrease) in Investor Shares ......................       963,953     1,914,727
                                                                       ===========   ===========
ADVISOR SHARES(d):
Sales of shares ....................................................       304,566       100,000
Reinvestment of distributions ......................................         4,845           714
Redemption of shares ...............................................          (656)           --
                                                                       -----------   -----------
   Net increase (decrease) in Advisor Shares .......................       308,755       100,714
                                                                       ===========   ===========

(a)   Fund commenced investment activities on March 31, 2006.
(b)   Fund commenced investment activities on December 31, 2004.
(c)   Fund commenced investment activities on June 30, 2006.
(d) The International Alpha Fund's Advisor Shares commenced operations on May 15, 2006.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 92 & 93

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2006

                                                                                   TOTAL RETURN FIXED
                                                                                       INCOME FUND
                                                                                 ------------------------
                                                                                 SIX MONTHS      YEAR
                                                                                    ENDED        ENDED
                                                                                  APRIL 30,    OCTOBER 31,
                                                                                     2007         2006
                                                                                 -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ........................................................   $   577,303   $   967,415
Net realized gain (loss) on investments sold and futures .....................        82,221      (168,940)
Change in unrealized appreciation (depreciation) on investments and futures ..       (15,601)      226,600
                                                                                 -----------   -----------
   Net increase in net assets resulting from operations ......................       643,923     1,025,075
                                                                                 -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ...........................................................      (553,062)     (952,739)
   Advisor Shares ............................................................       (25,342)      (47,476)
Net realized gains:
   Investor Shares ...........................................................            --       (30,182)
   Advisor Shares ............................................................            --        (1,713)
                                                                                 -----------   -----------
   Total dividends and distributions .........................................      (578,404)   (1,032,110)
                                                                                 -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..............................................................     2,455,461     3,969,060
Proceeds from shares sold in-kind ............................................            --     8,819,298
Reinvestment of distributions ................................................       553,062       982,921
Redemption of shares .........................................................      (600,000)   (1,109,764)
                                                                                 -----------   -----------
   Total increase from Investor Share transactions ...........................     2,408,523    12,661,515
                                                                                 -----------   -----------
ADVISOR SHARES:
Sales of shares ..............................................................            --        21,000
Reinvestment of distributions ................................................        25,343        49,189
Redemption of shares .........................................................            --       (20,894)
                                                                                 -----------   -----------
   Total increase from Advisor Share transactions ............................        25,343        49,295
                                                                                 -----------   -----------
   Net increase in net assets from share transactions ........................     2,433,866    12,710,810
                                                                                 -----------   -----------
   Total increase in net assets ..............................................     2,499,385    12,703,775
NET ASSETS
Beginning of Period ..........................................................    22,854,562    10,150,787
                                                                                 -----------   -----------
End of Period ................................................................   $25,353,947   $22,854,562
                                                                                 ===========   ===========
Undistributed (distributions in excess of) net investment income .............   $   (31,804)  $   (30,703)
                                                                                 ===========   ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ..............................................................       249,509       409,708
Shares sold in-kind ..........................................................            --       897,182
Reinvestment of distributions ................................................        56,278       100,810
Redemption of shares .........................................................       (61,100)     (114,019)
                                                                                 -----------   -----------
   Net increase in Investor Shares ...........................................       244,687     1,293,681
                                                                                 ===========   ===========
ADVISOR SHARES:
Sales of shares ..............................................................            --         2,115
Reinvestment of distributions ................................................         2,576         5,036
Redemption of shares .........................................................            --        (2,132)
                                                                                 -----------   -----------
   Net increase in Advisor Shares ............................................         2,576         5,019
                                                                                 ===========   ===========

                                                                                  MUNICIPAL                SHORT-TERM MUNICIPAL
                                                                                 BOND FUND                      BOND FUND
                                                                         ---------------------------   ---------------------------
                                                                          SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                                            ENDED           ENDED          ENDED         ENDED
                                                                           APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                             2007           2006           2007           2006
                                                                         ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ................................................   $  5,864,584   $  6,995,547   $  3,802,678   $  5,690,766
Net realized gain (loss) on investments sold and futures .............          2,357        185,006          5,787       (143,998)
Change in unrealized appreciation (depreciation) on investments and
   futures ...........................................................       (975,903)     2,852,828       (254,607)       925,630
                                                                         ------------   ------------   ------------   ------------
   Net increase in net assets resulting from operations ..............      4,891,038     10,033,381      3,553,858      6,472,398
                                                                         ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ...................................................     (5,377,926)    (6,335,605)    (3,607,463)    (5,513,943)
   Advisor Shares ....................................................       (285,769)      (459,672)       (98,209)      (119,076)
Net realized gains:
   Investor Shares ...................................................             --             --             --             --
   Advisor Shares ....................................................             --             --             --             --
                                                                         ------------   ------------   ------------   ------------
   Total dividends and distributions .................................     (5,663,695)    (6,795,277)    (3,705,672)    (5,633,019)
                                                                         ------------   ------------   ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ......................................................     86,254,815    165,291,635     37,736,963    104,290,661
Proceeds from shares sold in-kind ....................................             --             --             --             --
Reinvestment of distributions ........................................      5,051,638      6,028,471      2,754,409      4,722,331
Redemption of shares .................................................    (21,003,426)   (25,578,689)   (28,039,694)   (53,629,074)
                                                                         ------------   ------------   ------------   ------------
   Total increase from Investor Share transactions ...................     70,303,027    145,741,417     12,451,678     55,383,918
                                                                         ------------   ------------   ------------   ------------
ADVISOR SHARES:
Sales of shares ......................................................      3,699,822      8,232,470      3,411,972      1,610,814
Reinvestment of distributions ........................................        279,929        438,872         84,604         93,382
Redemption of shares .................................................     (2,351,985)    (2,424,197)    (1,168,610)    (1,098,912)
                                                                         ------------   ------------   ------------   ------------
   Total increase from Advisor Share transactions ....................      1,627,766      6,247,145      2,327,966        605,284
                                                                         ------------   ------------   ------------   ------------
   Net increase in net assets from share transactions ................     71,930,793    151,988,562     14,779,644     55,989,202
                                                                         ------------   ------------   ------------   ------------
   Total increase in net assets ......................................     71,158,136    155,226,666     14,627,830     56,828,581
NET ASSETS
Beginning of Period ..................................................    259,716,052    104,489,386    191,002,570    134,173,989
                                                                         ------------   ------------   ------------   ------------
End of Period ........................................................   $330,874,188   $259,716,052   $205,630,400   $191,002,570
                                                                         ============   ============   ============   ============
Undistributed (distributions in excess of) net investment income .....   $    454,876   $    253,987   $    187,445   $     90,439
                                                                         ============   ============   ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ......................................................      8,554,437     16,564,601      3,790,915     10,518,310
Shares sold in-kind ..................................................             --             --             --             --
Reinvestment of distributions ........................................        500,908        602,199        276,742        475,975
Redemption of shares .................................................     (2,083,170)    (2,560,647)    (2,816,494)    (5,408,658)
                                                                         ------------   ------------   ------------   ------------
   Net increase in Investor Shares ...................................      6,972,175     14,606,153      1,251,163      5,585,627
                                                                         ============   ============   ============   ============
ADVISOR SHARES:
Sales of shares ......................................................        366,973        823,851        342,734        162,507
Reinvestment of distributions ........................................         27,765         43,868          8,501          9,414
Redemption of shares .................................................       (233,264)      (242,641)      (117,494)      (110,832)
                                                                         ------------   ------------   ------------   ------------
   Net increase in Advisor Shares ....................................        161,474        625,078        233,741         61,089
                                                                         ============   ============   ============   ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 94 & 95

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                       NET ASSET                                                    DIVIDENDS
                         VALUE,         NET        NET REALIZED AND   TOTAL FROM    FROM NET     DISTRIBUTIONS
                       BEGINNING    INVESTMENT     UNREALIZED GAINS   INVESTMENT   INVESTMENT      FROM NET          TOTAL
                       OF PERIOD   INCOME (LOSS)       (LOSSES)       OPERATIONS     INCOME      REALIZED GAIN   DISTRIBUTIONS
                       ---------   -------------   ----------------   ----------   ----------   --------------   -------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2007* .........    $12.63      $ 0.16            $ 0.81           $ 0.97       $(0.28)        $(0.63)         $(0.91)
      2006 ..........     11.15        0.23              1.53             1.76        (0.10)         (0.18)          (0.28)
      2005(b) .......     11.00        0.06              0.63             0.69        (0.05)         (0.49)          (0.54)
      2005(c) .......     10.88        0.22              0.62             0.84        (0.20)         (0.52)          (0.72)
      2004(c)(d) ....     10.00        0.09              0.86             0.95        (0.04)         (0.03)          (0.07)
   Advisor Shares
      2007* .........    $12.61      $ 0.09            $ 0.86           $ 0.95       $(0.25)        $(0.63)         $(0.88)
      2006(e) .......     11.84        0.22              0.55             0.77           --             --              --
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2007* .........    $10.54      $ 0.14            $ 1.99           $ 2.13       $(0.11)        $(0.06)         $(0.17)
      2006(f) .......     10.00        0.04              0.50             0.54           --             --              --
   Advisor Shares
      2007* .........    $10.53      $ 0.13            $ 2.00           $ 2.13       $(0.11)        $(0.06)         $(0.17)
      2006(f) .......     10.00        0.04              0.49             0.53           --             --              --
U.S. OPPORTUNITIES FUND
   Investor Shares
      2007* .........    $23.06      $ 0.01(1)         $ 2.40+(1)       $ 2.41       $   --         $(1.98)         $(1.98)
      2006 ..........     19.66          --(h)           4.15+            4.15           --          (0.75)          (0.75)
      2005 ..........     19.58          --(h)           2.11+            2.11           --          (2.03)          (2.03)
      2004 ..........     16.18          --(h)           3.40+            3.40           --             --              --
      2003 ..........     12.57       (0.16)             4.11             3.95           --          (0.34)          (0.34)
      2002 ..........     15.17       (0.10)            (1.15)           (1.25)          --          (1.35)          (1.35)
   Advisor Shares
      2007* .........    $23.04      $(0.02)(1)        $ 2.40+(1)       $ 2.38       $   --         $(1.98)         $(1.98)
      2006(g) .......     22.21          --(h)           0.83             0.83           --             --              --
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2007* .........    $10.25      $(0.01)           $ 1.13+          $ 1.12       $(0.01)        $   --          $(0.01)
      2006(e) .......     10.00          --(h)           0.25             0.25           --             --              --
   Advisor Shares
      2007* .........    $10.23      $(0.02)           $ 1.14+          $ 1.12       $   --         $   --          $   --
      2006(e) .......     10.00          --(h)           0.23             0.23           --             --              --

                                                                      RATIO OF
                                                                    EXPENSES TO
                                                                 AVERAGE NET ASSETS
                     NET ASSET                  NET ASSETS,    (INCLUDING WAIVERS AND
                     VALUE, END     TOTAL         END OF           REIMBURSEMENTS,
                     OF PERIOD    RETURN(a)    PERIOD (000)      EXCLUDING OFFSETS)
                     ----------   ---------    ------------    ----------------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2007* .......    $12.69        8.01%      $1,003,819             0.32%
      2006 ........     12.63       16.04        1,261,983             0.33
      2005(b) .....     11.15        6.35        1,303,276             0.35
      2005(c) .....     11.00        7.59          883,146             0.33
      2004(c)(d) ..     10.88        9.56          890,929             0.37
   Advisor Shares
      2007* .......    $12.68        7.85%      $      117             0.68%
      2006(e) .....     12.61        6.50              107             0.68
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2007* .......    $12.50       20.47%      $   11,429             1.25%
      2006(f) .....     10.54        5.40            9,484             1.25
   Advisor Shares
      2007* .......    $12.49       20.42%      $    1,323             1.50%
      2006(f) .....     10.53        5.30            1,053             1.50
U.S. OPPORTUNITIES FUND
   Investor Shares
      2007* .......    $23.49       11.00%      $  292,939             1.25%
      2006 ........     23.06       21.67          231,009             1.21
      2005 ........     19.66       11.26          140,467             1.13
      2004 ........     19.58       21.01           73,679             1.62
      2003 ........     16.18       32.13           46,783             1.93
      2002 ........     12.57       (9.91)          41,857             1.49
   Advisor Shares
      2007* .......    $23.44       10.87%      $    5,833             1.50%
      2006(g) .....     23.04        3.74              667             1.68
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2007* .......    $11.36       10.89%      $    9,222             1.40%
      2006(e) .....     10.25        2.50            6,952             1.55**
   Advisor Shares
      2007* .......    $11.35       10.95%      $    1,433             1.65%
      2006(e) .....     10.23        2.30              512             1.79**

                                                         RATIO OF
                                   RATIO OF           NET INVESTMENT
                                 EXPENSES TO         INCOME (LOSS) TO
                              AVERAGE NET ASSETS   AVERAGE NET ASSETS
                             (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
                                 AND OFFSETS)          AND OFFSETS)        RATE
                             -------------------   -------------------   ---------
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2007* ..............          0.32%                 1.98%              13%
      2006 ...............          0.33                  1.66               51
      2005(b) ............          0.35                  1.39               30
      2005(c) ............          0.33                  1.79               89
      2004(c)(d) .........          0.37                  1.29               54
   Advisor Shares
      2007* ..............          0.68%                 1.62%              13%
      2006(e) ............          0.68                  1.17               51
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2007* ..............          3.63%                 2.47%              29%
      2006(f) ............          8.61                  2.30                7
   Advisor Shares
      2007* ..............          3.88%                 2.24%              29%
      2006(f) ............          8.86                  2.05                7
U.S. OPPORTUNITIES FUND
   Investor Shares
      2007* ..............          1.25%                 0.08%              34%
      2006 ...............          1.21                 (0.11)             101
      2005 ...............          1.13                 (0.29)             107
      2004 ...............          1.62                 (0.83)             144
      2003 ...............          2.25                 (1.22)             162
      2002 ...............          1.50                 (0.75)              81
   Advisor Shares
      2007* ..............          1.50%                (0.22)%             34%
      2006(g) ............          1.68                 (0.31)             101
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2007* ..............          3.18%                (0.46)%             50%
      2006(e) ............          6.14                 (0.05)              46
   Advisor Shares
      2007* ..............          3.41%                (0.66)%             50%
      2006(e) ............          6.89                 (0.33)              46

  * For the six months ended April 30, 2007 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
 ** Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
  +   Includes redemption fees. Amount was less than $0.01 per share.
(1) Per share net investment loss and net realized and unrealized gains calculated using average shares.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c)   For the year or period ended April 30.
(d) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(f) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(g) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(h)   Amount was less than $0.01 per share.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 96 & 97

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             NET ASSET                                                DIVIDENDS
                               VALUE,        NET       NET REALIZED AND  TOTAL FROM   FROM NET    DISTRIBUTIONS
                             BEGINNING   INVESTMENT    UNREALIZED GAINS  INVESTMENT  INVESTMENT      FROM NET        TOTAL
                             OF PERIOD  INCOME (LOSS)      (LOSSES)      OPERATIONS    INCOME     REALIZED GAIN  DISTRIBUTIONS
                             ---------  -------------  ----------------  ----------  ----------  --------------  -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007* ..............    $10.64      $ 0.01            $ 1.32         $ 1.33      $(0.09)       $   --         $(0.09)
      2006 ...............      8.35        0.12              2.34           2.46       (0.17)           --          (0.17)
      2005 ...............      7.08        0.14              1.22           1.36       (0.09)           --          (0.09)
      2004 ...............      6.37        0.09              0.75           0.84       (0.13)           --          (0.13)
      2003 ...............      5.37        0.10              1.08           1.18       (0.12)        (0.06)         (0.18)
      2002 ...............      7.26        0.04             (1.13)         (1.09)         --         (0.80)         (0.80)
   Advisor Shares
      2007* ..............    $10.64      $   --(f)         $ 1.31+        $ 1.31      $(0.08)       $   --         $(0.08)
      2006(b) ............     10.23          --(f)           0.41+          0.41          --            --             --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007* ..............    $10.55      $   --(f)         $ 1.92         $ 1.92      $(0.05)       $   --         $(0.05)
      2006(c) ............     10.00        0.04              0.51           0.55          --            --             --
   Advisor Shares
      2007* ..............    $10.53      $(0.02)           $ 1.92         $ 1.90      $(0.03)       $   --         $(0.03)
      2006(c) ............     10.00        0.04              0.49           0.53          --            --             --
ENHANCED INCOME FUND
   Investor Shares
      2007* ..............    $ 9.92      $ 0.27            $(0.06)        $ 0.21      $(0.27)       $   --         $(0.27)
      2006 ...............      9.96        0.49             (0.03)          0.46       (0.50)           --          (0.50)
      2005(d) ............     10.00        0.26             (0.04)          0.22       (0.26)           --          (0.26)
   Advisor Shares
      2007* ..............    $ 9.92      $ 0.26            $(0.06)        $ 0.20      $(0.26)       $   --         $(0.26)
      2006 ...............      9.96        0.47             (0.04)          0.43       (0.47)           --          (0.47)
      2005(d) ............     10.00        0.23             (0.04)          0.19       (0.23)           --          (0.23)
STRATEGIC BOND FUND
   Investor Shares
      2007* ..............    $10.05      $ 0.20            $ 0.11         $ 0.31      $(0.19)       $   --         $(0.19)
      2006(e) ............     10.00        0.10              0.03           0.13       (0.08)           --          (0.08)
   Advisor Shares
      2007* ..............    $10.04      $ 0.19            $ 0.12+        $ 0.31      $(0.18)       $   --         $(0.18)
      2006(e) ............     10.00        0.10              0.01           0.11       (0.07)           --          (0.07)


                                                                            RATIO OF
                                                                           EXPENSES TO
                                                                       AVERAGE NET ASSETS
                              NET ASSET                NET ASSETS,   (INCLUDING WAIVERS AND
                             VALUE, END     TOTAL        END OF          REIMBURSEMENTS,
                              OF PERIOD   RETURN(a)   PERIOD (000)     EXCLUDING OFFSETS)
                             ----------   ---------   ------------   ----------------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007* ...............    $11.88       12.60%      $ 37,963             1.25%
      2006 ................     10.64       29.86         22,962             1.25
      2005 ................      8.35       19.45          6,545             1.25
      2004 ................      7.08       13.31          5,233             1.25
      2003 ................      6.37       22.66          6,242             1.25
      2002 ................      5.37      (17.20)         6,427             1.14
   Advisor Shares
      2007* ...............    $11.87       12.43%      $ 19,111             1.50%
      2006(b) .............     10.64        4.01         21,481             1.50
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007* ...............    $12.42       18.23%      $ 14,939             1.75%
      2006(c) .............     10.55        5.50         12,767             1.87**
   Advisor Shares
      2007* ...............    $12.40       18.09%      $  1,262             2.00%
      2006(c) .............     10.53        5.30          1,053             2.12**
ENHANCED INCOME FUND
   Investor Shares
      2007* ...............    $ 9.86        2.18%      $111,230             0.40%
      2006 ................      9.92        4.68        108,435             0.40
      2005(d) .............      9.96        2.17        101,106             0.40
   Advisor Shares
      2007* ...............    $ 9.86        2.05%      $  1,169             0.65%
      2006 ................      9.92        4.40          1,105             0.65
      2005(d) .............      9.96        1.96          1,029             0.65
STRATEGIC BOND FUND
   Investor Shares
      2007* ...............    $10.17        3.16%      $ 29,272             1.15%
      2006(e) .............     10.05        1.28         19,236             1.23***
   Advisor Shares
      2007* ...............    $10.17        3.14%      $  4,164             1.40%
      2006(e) .............     10.04        1.12          1,012             1.48***

                                                           RATIO OF
                                    RATIO OF            NET INVESTMENT
                                   EXPENSES TO         INCOME (LOSS) TO
                               AVERAGE NET ASSETS     AVERAGE NET ASSETS
                               (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                 REIMBURSEMENTS         REIMBURSEMENTS      TURNOVER
                                  AND OFFSETS)           AND OFFSETS)         RATE
                               -------------------   -------------------   ---------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007* .................         1.55%                 0.46%              53%
      2006 ..................         2.45                  1.68               76
      2005 ..................         3.88                  1.85              126
      2004 ..................         3.36                  1.16              136
      2003 ..................         3.27                  2.09               50
      2002 ..................         1.94                  0.60              111
   Advisor Shares
      2007* .................         1.80%                 0.16%              53%
      2006(b) ...............         2.43                 (0.03)              76
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007* .................         3.11%                (0.01)%             47%
      2006(c) ...............         4.88                  0.88               49
   Advisor Shares
      2007* .................         3.35%                (0.25)%             47%
      2006(c) ...............         5.10                  0.71               49
ENHANCED INCOME FUND
   Investor Shares
      2007* .................         0.63%                 5.50%               7%
      2006 ..................         0.72                  4.78               78
      2005(d) ...............         0.82                  3.08               61
   Advisor Shares
      2007* .................         0.88%                 5.25%               7%
      2006 ..................         0.97                  4.53               78
      2005(d) ...............         1.07                  2.69               61
STRATEGIC BOND FUND
   Investor Shares
      2007* .................         2.16%                 4.27%             311%
      2006(e) ...............         4.67                  3.56              321
   Advisor Shares
      2007* .................         2.49%                 4.04%             311%
      2006(e) ...............         4.92                  3.31              321

  * For the six months ended April 30, 2007 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
 ** Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.
*** Had custody offsets been included the ratios would have been 1.15% and 1.40% for the Investor Shares and Advisor Shares, respectively.
  +   Includes redemption fees. Amount was less than $0.01 per share.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(f)   Amount was less than $0.01 per share.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements. 98 & 99

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2007 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   NET ASSET                                            DIVIDENDS
                                    VALUE,        NET     NET REALIZED AND  TOTAL FROM   FROM NET   DISTRIBUTIONS
                                   BEGINNING  INVESTMENT  UNREALIZED GAINS  INVESTMENT  INVESTMENT     FROM NET        TOTAL
                                   OF PERIOD    INCOME        (LOSSES)      OPERATIONS    INCOME    REALIZED GAIN  DISTRIBUTIONS
                                   ---------  ----------  ----------------  ----------  ----------  -------------  -------------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
     2007* .....................     $ 9.81      $0.25         $ 0.02          $0.27      $(0.24)       $   --         $(0.24)
     2006 ......................       9.85       0.48          (0.01)          0.47       (0.49)        (0.02)         (0.51)
     2005(b) ...................      10.00       0.30          (0.15)          0.15       (0.30)           --          (0.30)
   Advisor Shares
     2007* .....................     $ 9.82      $0.23         $ 0.03          $0.26      $(0.23)       $   --         $(0.23)
     2006 ......................       9.85       0.44             --           0.44       (0.45)        (0.02)         (0.47)
     2005(b) ...................      10.00       0.28          (0.15)          0.13       (0.28)           --          (0.28)
MUNICIPAL BOND FUND
   Investor Shares
     2007* .....................     $10.10      $0.20         $(0.03)         $0.17      $(0.20)       $   --         $(0.20)
     2006 ......................       9.97       0.40           0.12           0.52       (0.39)           --          (0.39)
     2005 ......................      10.12       0.36          (0.15)          0.21       (0.36)           --          (0.36)
     2004(c) ...................      10.00       0.24           0.11           0.35       (0.23)           --          (0.23)
   Advisor Shares
     2007* .....................     $10.10      $0.19         $(0.03)         $0.16      $(0.19)       $   --         $(0.19)
     2006 ......................       9.97       0.37           0.13           0.50       (0.37)           --          (0.37)
     2005 ......................      10.11       0.34          (0.14)          0.20       (0.34)           --          (0.34)
     2004(c) ...................      10.00       0.21           0.11           0.32       (0.21)           --          (0.21)
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2007* .....................     $ 9.96      $0.19         $(0.01)         $0.18      $(0.19)       $   --         $(0.19)
     2006 ......................       9.92       0.35           0.04           0.39       (0.35)           --          (0.35)
     2005 ......................       9.97       0.29          (0.05)          0.24       (0.29)           --          (0.29)
     2004(c) ...................      10.00       0.15          (0.03)          0.12       (0.15)           --          (0.15)
   Advisor Shares
     2007* .....................     $ 9.96      $0.18         $(0.02)         $0.16      $(0.17)       $   --         $(0.17)
     2006 ......................       9.92       0.32           0.04           0.36       (0.32)           --          (0.32)
     2005 ......................       9.97       0.27          (0.05)          0.22       (0.27)           --          (0.27)
     2004(c) ...................      10.00       0.13          (0.03)          0.10       (0.13)           --          (0.13)

                                                                             RATIO OF
                                                                           EXPENSES TO
                                                                        AVERAGE NET ASSETS
                                  NET ASSET             NET ASSETS,   (INCLUDING WAIVERS AND
                                 VALUE, END    TOTAL       END OF         REIMBURSEMENTS,
                                  OF PERIOD  RETURN(a)  PERIOD (000)     EXCLUDING OFFSETS)
                                 ----------  ---------  ------------  ----------------------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
     2007* ...................     $ 9.84      2.83%      $ 24,266              0.40%
     2006 ....................       9.81      4.90         21,795              0.40
     2005(b) .................       9.85      1.51          9,138              0.40
   Advisor Shares
     2007* ...................     $ 9.85      2.70%      $  1,088              0.65%
     2006 ....................       9.82      4.56          1,060              0.65
     2005(b) .................       9.85      1.30          1,013              0.65
MUNICIPAL BOND FUND
   Investor Shares
     2007* ...................     $10.07      1.70%      $314,492              0.55%
     2006 ....................      10.10      5.36        244,919              0.55
     2005 ....................       9.97      2.14         96,114              0.55
     2004(c) .................      10.12      3.53         45,781              0.56**
   Advisor Shares
     2007* ...................     $10.07      1.58%      $ 16,382              0.80%
     2006 ....................      10.10      5.10         14,797              0.80
     2005 ....................       9.97      1.99          8,375              0.80
     2004(c) .................      10.11      3.21          1,888              0.81**
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2007* ...................     $ 9.95      1.77%      $199,573              0.55%
     2006 ....................       9.96      3.97        187,268              0.55
     2005 ....................       9.92      2.47        131,062              0.55
     2004(c) .................       9.97      1.26         74,031              0.56**
   Advisor Shares
     2007* ...................     $ 9.95      1.65%      $  6,058              0.80%
     2006 ....................       9.96      3.71          3,735              0.80
     2005 ....................       9.92      2.21          3,112              0.80
     2004(c) .................       9.97      1.05          1,320              0.81**

                                                                RATIO OF
                                           RATIO OF          NET INVESTMENT
                                         EXPENSES TO           INCOME TO
                                      AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                     (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                        REIMBURSEMENTS       REIMBURSEMENTS      TURNOVER
                                         AND OFFSETS)          AND OFFSETS)        RATE
                                      ------------------   -------------------  ----------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
     2007* ...................               1.39%               5.01%             235%
     2006 ....................               2.05                4.86              295
     2005(b) .................               3.05                3.61              571
   Advisor Shares
     2007* ...................               1.64%               4.76%             235%
     2006 ....................               2.37                4.59              295
     2005(b) .................               3.30                3.35              571
MUNICIPAL BOND FUND
   Investor Shares
     2007* ...................               0.66%               4.14%               5%
     2006 ....................               0.77                4.06               15
     2005 ....................               0.93                3.70               27
     2004(c) .................               1.41                2.82               46
   Advisor Shares
     2007* ...................               0.91%               3.89%               5%
     2006 ....................               1.01                3.79               15
     2005 ....................               1.18                3.52               27
     2004(c) .................               1.64                2.49               46
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2007* ...................               0.68%               3.85%              14%
     2006 ....................               0.77                3.55               24
     2005 ....................               0.85                3.03               36
     2004(c) .................               1.30                1.95               17
   Advisor Shares
     2007* ...................               0.93%               3.60%              14%
     2006 ....................               1.01                3.29               24
     2005 ....................               1.10                2.80               36
     2004(c) .................               1.44                1.68               17

  * For the six months ended April 30, 2007 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
 ** Had custody offsets been included the ratios would have been 0.55% and 0.80% for the Investor Shares and Advisor Shares, respectively.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.
                                                                       100 & 101

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2007 (UNAUDITED)


NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SGST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate investment portfolios: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder U.S. Opportunities and Schroder International Alpha Funds were offered beginning on May 15, 2006. A third portfolio of SCFD, Schroder U.S. Large Cap Equity Fund, was liquidated following its close of business on April 27, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into eight separate investment portfolios: Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Funds, the "Funds"). Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Strategic Bond Fund commenced operations as of August 30, 2006 and June 30, 2006, respectively.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's



--------------------------------------------------------------------------------
                                                                             102

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for foreign securities held by the Schroder
International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecover-able withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


International Alpha and Schroder Emerging Market Equity Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Dividends and distributions to shareholders from net investment income are declared and distributed quarterly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Strategic Bond Fund. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds may enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into "interest rate" swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statement of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds may invest in equity-linked and index-linked warrants. The Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counter-party risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of April 30, 2007, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of April 30, 2007, were as follows:

                                                       PRINCIPAL    ACQUISITION                               % OF NET
                                                        AMOUNT          DATE          COST     MARKET VALUE    ASSETS
----------------------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND
Countrywide Asset-Backed Certificates
   4.500%, 8/25/36                                      $ 12,092       4/27/05      $ 12,003      $11,352       0.0%
Countrywide Asset-Backed Certificates
   5.500%, 10/25/36                                      112,351      10/28/05       111,529       74,151       0.1
Countrywide Asset-Backed Certificates
   6.000%, 12/29/36                                       89,212      12/16/05        87,879       86,285       0.1


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                                                                             105

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)

                                                       PRINCIPAL    ACQUISITION                               % OF NET
                                                         AMOUNT        DATE          COST      MARKET VALUE    ASSETS
----------------------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND -- CONTINUED
Fremont NIM Trust
   5.500%, 4/25/35                                    $    54,733     5/17/05     $   54,533    $   32,840      0.0%
GSAMP Trust
   5.000%, 10/25/34                                        13,192     12/9/05         13,031        12,796      0.0
Lehman Brothers Small Balance Commercial IO
   0.850%, 2/25/30                                     24,186,094      4/8/05        585,528       396,803      0.4
Master Alternative NIM
   7.500%, 12/25/35                                        88,726     2/23/06         88,174        87,927      0.1
Sharps SP I LLC NIM Trust
   7.380%, 9/25/35                                        184,349     2/16/06        184,204       156,697      0.1
Sharps SP I LLC NIM Trust
   7.250%, 10/25/35                                        43,184     1/10/06         43,149        30,229      0.0
Sharps SP I LLC NIM Trust
   6.400%, 6/25/36                                        182,660    10/13/06        181,691        91,330      0.1

STRATEGIC BOND FUND
GSAA Home Equity Trust
   5.750%, 7/26/36                                         38,440     8/22/06         38,392        37,672      0.1
Master Asset-Backed Securities NIM Trust
   7.250%, 8/25/36                                         59,188    11/23/06         59,150        47,350      0.1
Sharps SP I LLC NIM Trust
   6.400%, 6/25/36                                         53,030    10/15/06         52,749        26,515      0.1

TOTAL RETURN FIXED INCOME FUND
Fremont NIM Trust
   5.500%, 4/25/35                                          5,366     5/17/05          5,346         3,220      0.0
Hedged Mutual Fund Fee Trust
   5.220%, 11/30/10                                       100,495      1/7/05        100,761       100,118      0.4
Hedged Mutual Fund Fee Trust
   4.840%, 3/02/11                                        155,214      1/7/05        154,784       152,595      0.6

MUNICIPAL BOND FUND
Crenshaw County,
   Industrial Development Board RB
   5.600%, 3/01/08                                        250,000     2/26/04        254,262       251,535      0.1
Denver City & County Multi-Family Housing RB
   3.930%, 4/15/14                                        700,000     4/17/06        700,000       700,000      0.2
Jacksonville, Health Facilities RB
   5.000%, 11/15/15                                       125,000     8/25/05        129,462       125,124      0.0
Kidspeace National Centers of Georgia, USDA
   6.300%, 12/01/28                                       250,000     1/05/04        250,000       254,320      0.1

SHORT-TERM MUNICIPAL BOND FUND
Atlantic City, Municipal Utilities Authority RB
   5.000%, 1/01/08                                      3,895,000     6/09/05      3,937,383     3,910,541      1.9
Denver City & County Multi-Family Housing RB
   3.930%, 4/15/14                                      3,000,000    10/19/05      3,000,000     3,000,000      1.5
Hapeville, Development Authority RB
   6.500%, 8/01/09                                        490,000     7/12/06        490,000       496,164      0.2
Kidspeace National Centers of Georgia, USDA
   6.300%, 12/01/28                                       250,000     1/05/04        250,000       254,320      0.1


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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


MORTGAGE DOLLAR ROLLS: The Schroder Enhanced Income, Schroder Strategic Bond and the Schroder Total Return Fixed Income Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: Offering costs, which include prospectus typesetting and printing and other fees incurred for the preparation of the initial registration statement of the Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity, and Schroder Strategic Bond Funds are being amortized over a twelve-month period from each Fund's inception date and are reflected as deferred offering costs in the Statements of Assets and Liabilities.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately:
0.25% for the Schroder North American Equity Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund; 0.975% for the Schroder International Alpha Fund; 0.25% for each of Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund; 0.75% for the Schroder Strategic Bond Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund.

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder North American Equity Fund, the Schroder International Diversified Value Fund, the Schroder International Alpha Fund, the Schroder Emerging Market Equity Fund and the Schroder Strategic Bond Fund. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA acts as administrator to the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund. SIMNA's compensation for its services as administrator is included in the Schroder U.S. Opportunities and the Schroder International Alpha Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses) for the period ended April 30, 2007 to the extent that the total annual fund operating expenses of a Fund allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund:


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


1.40%; Schroder International Alpha Fund: 1.25%; Schroder Emerging Market Equity
Fund: 1.75%; Schroder Enhanced Income Fund: 0.40%; Schroder Strategic Bond Fund:
1.15%;  Schroder Total Return Fixed Income Fund: 0.40%;  Schroder Municipal Bond
Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. In addition, in order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses) for the period ended April 30, 2007 to the extent that the total annual fund operating expenses of a Fund allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder International Diversified Value Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.65%; Schroder International Alpha Fund: 1.50%; Schroder Emerging Market Equity Fund: 2.00%; Schroder Enhanced Income Fund:
0.65%;  Schroder Strategic Bond Fund: 1.40%;  Schroder Total Return Fixed Income
Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These fee waivers have been extended until February 28, 2008.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%, of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds for the six months ended April 30, 2007 totaled $0, $4,210, $1, $380, $0 and $126, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the six months ended April 30, 2007, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per year. Payment of meeting fees were allocated only among those Funds to which the meeting related. Effective November 1, 2006, several Trustees became Trustee Emeritus. For their services, the Emeritus trustees will instead receive an annual retainer of $15,000, for a period of two years.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.




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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2007 were as follows:

                                                                     PURCHASES    SALES AND MATURITIES
                                                                   ------------   --------------------
Schroder North American Equity Fund ............................   $137,216,301       $234,755,486
Schroder International Diversified Value Fund ..................      3,373,046          3,241,548
Schroder U.S. Opportunities Fund ...............................    115,166,464         80,007,121
Schroder U.S. Small and Mid Cap Opportunities Fund .............      6,036,697          4,330,147
Schroder International Alpha Fund ..............................     34,864,151         28,990,281
Schroder Emerging Market Equity Fund ...........................      7,043,798          7,434,667
Schroder Enhanced Income Fund ..................................      6,000,578         21,469,807
Schroder Strategic Bond Fund ...................................     20,363,376         11,378,153
Schroder Total Return Fixed Income Fund ........................     10,444,092         10,637,275
Schroder Municipal Bond Fund ...................................     66,211,524         12,051,445
Schroder Short-Term Municipal Bond Fund ........................     35,356,675         17,657,721

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2007 were as follows:

                                                                     PURCHASES    SALES AND MATURITIES
                                                                   ------------   --------------------
Schroder Enhanced Income Fund ..................................    $   217,476        $ 2,355,024
Schroder Strategic Bond Fund ...................................     69,140,551         63,935,103
Schroder Total Return Fixed Income Fund ........................     39,703,223         40,347,265

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the periods ended April 30, 2007 and October 31, 2006 the Schroder North American Equity Fund realized gains from in-kind redemptions of $54,389,384 and $29,225,391, respectively.

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.




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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


The tax character of dividends and distributions declared during the years or periods ended October 31, 2006 and October 31, 2005 (unless otherwise indicated) was as follows:

                                                        ORDINARY    TAX-EXEMPT     LONG-TERM
                                                         INCOME       INCOME     CAPITAL GAIN      TOTAL
                                                      -----------   ----------   ------------   -----------
Schroder North American Equity Fund
   2006 ...........................................   $20,622,880   $       --    $12,682,711   $33,305,591
   2005* ..........................................    26,204,109           --     22,269,052    48,473,161
   2005** .........................................    45,862,771           --      5,815,931    51,678,702
Schroder U.S. Opportunities Fund
   2006 ...........................................            --           --      5,427,542     5,427,542
   2005 ...........................................     1,951,101           --      7,228,034     9,179,135
Schroder International Alpha Fund
   2006 ...........................................       128,898           --             --       128,898
   2005 ...........................................        71,012           --             --        71,012
Schroder Enhanced Income Fund
   2006 ...........................................     5,270,351           --             --     5,270,351
   2005+ ..........................................     2,343,082           --             --     2,343,082
Schroder Strategic Bond Fund
   2006++ .........................................       153,790           --             --       153,790
Schroder Total Return Fixed Income Fund
   2006 ...........................................     1,032,110           --             --     1,032,110
   2005+ ..........................................       304,071           --             --       304,071
Schroder Municipal Bond Fund
   2006 ...........................................       877,054    5,918,223             --     6,795,277
   2005 ...........................................       478,251    2,331,139             --     2,809,390
Schroder Short-Term Municipal Bond Fund
   2006 ...........................................       937,871    4,695,148             --     5,633,019
   2005 ...........................................       550,043    2,562,209             --     3,112,252

 * For the six months ended October 31, 2005. The Fund's fiscal year end changed from April 30 to October 31.
**    For the year ended April 30,
 +    Fund commenced investment activities on December 31, 2004.
++    Fund commenced investment activities on June 30, 2006.




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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                          TOTAL
                                                                                                                      DISTRIBUTABLE
                              UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED    CAPITAL       UNREALIZED       OTHER        EARNINGS
                                 ORDINARY      TAX-EXEMPT     LONG-TERM        LOSS       APPRECIATION    TEMPORARY   (ACCUMULATED
                                  INCOME         INCOME      CAPITAL GAIN  CARRYFORWARD  (DEPRECIATION)  DIFFERENCES     LOSSES)
                              -------------  -------------  -------------  ------------  --------------  -----------  -------------
Schroder North American
   Equity Fund .............    $38,832,645     $     --     $33,757,513  $         --   $138,342,515     $ (38,382) $210,894,291
Schroder International
   Diversified Value Fund ..        140,442           --              --            --        398,127        (1,467)      537,102
Schroder U.S. Opportunities
   Fund ....................      7,334,635           --      13,698,498            --     26,287,360            --    47,320,493
Schroder U.S. Small and Mid
   Cap Opportunities Fund ..          3,892           --              --       (49,147)       278,701        (7,447)      225,999
Schroder International
   Alpha Fund ..............        430,323           --              --   (11,352,785)     2,636,591        (5,253)   (8,291,124)
Schroder Emerging Market
   Equity Fund .............         61,444           --              --      (159,884)       927,931        (9,465)      820,026
Schroder Enhanced Income
   Fund ....................        552,462           --              --      (368,466)      (382,636)     (578,266)     (776,906)
Schroder Strategic
   Bond Fund ...............         45,223           --              --      (142,853)       183,683         8,267        94,320
Schroder Total Return
   Fixed Income Fund .......         95,481           --              --      (162,689)        33,072      (126,183)     (160,319)
Schroder Municipal Bond
   Fund ....................        127,595      773,849              --      (252,645)     2,370,415      (869,833)    2,149,381
Schroder Short-Term
   Municipal Bond Fund .....         93,131      551,326              --      (475,151)       392,859      (622,519)      (60,354)

As of October 31, 2006, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                             EXPIRATION
                                                                                DATES
                                                                  AMOUNT     OCTOBER 31,
                                                                ----------   -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ..........   $   49,147       2014
Schroder International Alpha Fund ...........................    6,998,663       2009
                                                                 3,440,360       2010
                                                                   913,762       2011
Schroder Emerging Market Equity Fund ........................      159,884       2014
Schroder Enhanced Income Fund ...............................        7,778       2013
                                                                   360,688       2014
Schroder Strategic Bond Fund ................................      142,853       2014
Schroder Total Return Fixed Income Fund .....................      162,689       2014
Schroder Municipal Bond Fund ................................      152,837       2012
                                                                    99,808       2013
Schroder Short-Term Municipal Bond Fund .....................       96,239       2012
                                                                   234,915       2013
                                                                   143,997       2014




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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2007 (UNAUDITED)


During the year ended October 31, 2006, capital loss carryforwards that were utilized to offset gains were as follows:

                                                                  AMOUNT
                                                                ----------
Schroder International Alpha Fund ...........................   $1,140,498
Schroder Municipal Bond Fund ................................      185,541

At April 30,  2007,  the  identified  cost for  Federal  income tax  purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                                   GROSS UNREALIZED           NET UNREALIZED
                                                            IDENTIFIED    ---------------------------------    APPRECIATION
                                                             TAX COST       APPRECIATION     (DEPRECIATION)   (DEPRECIATION)
                                                           ------------   ----------------   --------------   --------------
Schroder North American Equity Fund ....................   $880,883,138     $144,171,479      $(21,978,972)    $122,192,507
Schroder International Diversified Value Fund ..........     10,947,443        1,951,577          (221,355)       1,730,222
Schroder U.S. Opportunities Fund .......................    255,459,454       45,538,029        (3,040,454)      42,497,575
Schroder U.S. Small and Mid Cap Opportunities Fund .....      9,825,651        1,070,362          (126,704)         943,658
Schroder International Alpha Fund ......................     51,507,934        6,704,119          (623,684)       6,080,435
Schroder Emerging Market Equity Fund ...................     13,865,275        2,885,621          (177,079)       2,708,542
Schroder Enhanced Income Fund ..........................    118,025,885          142,913          (768,241)        (625,328)
Schroder Strategic Bond Fund ...........................     47,243,676          397,233           (84,839)         312,394
Schroder Total Return Fixed Income Fund ................     29,436,551          130,827           (85,640)          45,187
Schroder Municipal Bond Fund ...........................    323,872,464        3,042,328        (1,441,790)       1,600,538
Schroder Short-Term Municipal Bond Fund ................    208,000,948        1,132,953          (898,640)         234,313

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Diversified Value, Schroder International Alpha, and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Diversified Value, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.




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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2007 (UNAUDITED)


NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2007 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                             5% OR GREATER SHAREHOLDERS
                                                             --------------------------
                                                              NUMBER    % OF FUND HELD
                                                             -------   ----------------
Schroder North American Equity Fund ......................      6            57.65%
Schroder International Diversified Value Fund ............      1           100.00
Schroder U.S. Opportunities Fund .........................      3            74.27
Schroder U.S. Small and Mid Cap Opportunities Fund .......      3            97.67
Schroder International Alpha Fund ........................      1            92.05
Schroder Emerging Market Equity Fund .....................      3           100.00
Schroder Enhanced Income Fund ............................      1            97.08
Schroder Strategic Bond Fund .............................      2            93.60
Schroder Total Return Fixed Income Fund ..................      4            99.85
Schroder Municipal Bond Fund .............................      4            90.54
Schroder Short-Term Municipal Bond Fund ..................      3            90.14

Some of the accounts shown above for Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity, Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds are owned by an affiliate of SIMNA.

NOTE 10 -- NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds will not be required to adopt FIN 48 until April 30, 2008. The Funds are currently evaluating the impact that will result from adopting FIN 48.

In September 2006, the FASB issued STATEMENT ON FINANCIAL  ACCOUNTING  STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.




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PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the SEC's web-site at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

FORM N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





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DISCLOSURE OF FUND EXPENSES (UNAUDITED)



We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                     Beginning    Ending         Net      Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value       Expense     During
                                                     11/01/06     4/30/07      Ratios      Period*
--------------------------------------------------------------------------------------------------
Schroder North American Equity Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,080.10      0.32%      $1.65
   Advisor Shares                                     1,000.00    1,078.50      0.68%       3.50
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,023.21      0.32%      $1.61
   Advisor Shares                                     1,000.00    1,021.42      0.68%       3.41
--------------------------------------------------------------------------------------------------
Schroder International Diversified Value Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,204.70      1.25%      $6.83
   Advisor Shares                                     1,000.00    1,204.20      1.50%       8.20
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.60      1.25%      $6.26
   Advisor Shares                                     1,000.00    1,017.36      1.50%       7.50


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DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                     Beginning     Ending       Net       Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value      Expense      During
                                                     11/01/06     4/30/07      Ratios      Period*
--------------------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,110.00      1.25%      $6.54
   Advisor Shares                                     1,000.00    1,108.70      1.50%       7.84
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.60      1.25%      $6.26
   Advisor Shares                                     1,000.00    1,017.36      1.50%       7.50
--------------------------------------------------------------------------------------------------
Schroder U.S. Small and Mid Cap Opportunities Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,108.90      1.40%      $7.32
   Advisor Shares                                     1,000.00    1,109.50      1.65%       8.63
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,017.85      1.40%      $7.00
   Advisor Shares                                     1,000.00    1,016.61      1.65%       8.25
--------------------------------------------------------------------------------------------------
Schroder International Alpha Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,126.00      1.25%      $6.59
   Advisor Shares                                     1,000.00    1,124.30      1.50%       7.90
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.60      1.25%      $6.26
   Advisor Shares                                     1,000.00    1,017.36      1.50%       7.50
--------------------------------------------------------------------------------------------------
Schroder Emerging Market Equity Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,182.30      1.75%      $9.47
   Advisor Shares                                     1,000.00    1,180.90      2.00%      10.81
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,016.12      1.75%      $8.75
   Advisor Shares                                     1,000.00    1,014.88      2.00%       9.99
--------------------------------------------------------------------------------------------------
Schroder Enhanced Income Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,021.80      0.40%      $2.01
   Advisor Shares                                     1,000.00    1,020.50      0.65%       3.26
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,022.81      0.40%      $2.01
   Advisor Shares                                     1,000.00    1,021.57      0.65%       3.26


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                                                                             116

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                     Beginning    Ending         Net      Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value       Expense     During
                                                      11/01/06    4/30/07      Ratios      Period*
--------------------------------------------------------------------------------------------------
Schroder Strategic Bond Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,031.60      1.15%      $5.79
   Advisor Shares                                     1,000.00    1,031.40      1.40%       7.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,019.09      1.15%      $5.76
   Advisor Shares                                     1,000.00    1,017.85      1.40%       7.00
--------------------------------------------------------------------------------------------------
Schroder Total Return Fixed Income Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,028.30      0.40%      $2.01
   Advisor Shares                                     1,000.00    1,027.00      0.65%       3.27
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,022.81      0.40%      $2.01
   Advisor Shares                                     1,000.00    1,021.57      0.65%       3.26
--------------------------------------------------------------------------------------------------
Schroder Municipal Bond Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,017.00      0.55%      $2.75
   Advisor Shares                                     1,000.00    1,015.80      0.80%       4.00
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,022.07      0.55%      $2.76
   Advisor Shares                                     1,000.00    1,020.83      0.80%       4.01
--------------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                   $1,000.00   $1,017.70      0.55%      $2.75
   Advisor Shares                                     1,000.00    1,016.50      0.80%       4.00
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,022.07      0.55%      $2.76
   Advisor Shares                                     1,000.00    1,020.83      0.80%       4.01


* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).




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                                                                             117

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NOTES
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

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

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NOTES
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

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I.   INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o    Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II.  INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the SchroderMutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.





This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

[LOGO] SCHRODERS

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Catherine A. Mazza (CHAIRMAN)
                               David N. Dinkins*
                               Peter E. Guernsey
                               John I. Howell*
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis*
                               Hermann C. Schwab*
                               James D. Vaughn
                               *TRUSTEE EMERITUS

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               SCHRODER GLOBAL SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               48429

[LOGO] SCHRODERS

ITEM 2.  CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from February 1, 2007 through April 30, 2007 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                               Schroder Global Series Trust

                                           /s/ Mark A. Hemenetz
By (Signature and Title)*                  ----------------------------------
                                           Mark A. Hemenetz,
                                           Principal Executive Officer

Date June 27, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


(Registrant)                               Schroder Global Series Trust

                                           /s/ Mark A. Hemenetz
By (Signature and Title)*                  ----------------------------------
                                           Mark A. Hemenetz,
                                           Principal Executive Officer


Date June 27, 2007

                                           /s/ Alan M. Mandel
By (Signature and Title)*                  ----------------------------------
                                           Alan M. Mandel,
                                           Treasurer and Chief Financial Officer

Date June 27, 2007
* Print the name and title of each signing officer under his or her signature.